                                                                 EXHIBIT 10.31A


                           LEASE PROVISIONS & EXHIBITS


LANDLORD:  HIGHWOODS REALTY LIMITED PARTNERSHIP

TENANT: eTOYS DISTRIBUTION, LLC                 LEASE DATE: March 16, 2000
------                                          ----------

BUILDING ADDRESS: 202-A/B North Chimney Rock Road, Greensboro, North Carolina
                  27409

NOTICES ADDRESS: 202-A/B North Chimney Rock Road, Greensboro, North Carolina
                 27409

RENTABLE SQUARE FOOTAGE: 200,000

LEASE TERM: Three (3) Years                 RENT COMMENCEMENT: See Section 4.
----------                                  -----------------

TERM:             MONTHLY RENT:          ANNUAL RENT:           PRICE P.R.S.F.:
----              ------------           -----------            --------------
Year 1            $60,833.33             $730,000.00            $3.65
Year 2            $62,000.00             $744,000.00            $3.72
Year 3            $63,166.67             $758,000.00            $3.79

                 ALL RENTS ARE DUE ON THE 1ST DAY OF EACH MONTH

BROKER: CRESA Partners

COMMISSION PAID: 4.00%

SECURITY DEPOSIT: $182,499.99                     PRO-RATA %: 100.00%
----------------                                  -----------


EXPENSE PASS THRU'S:
Taxes:                              Entire Cost
Insurance:                          Entire Cost
Common Area Maintenance:            Entire Cost

PAID DIRECTLY BY TENANT:
x        Janitorial                       x        Extermination
x        Garbage                          x        Light Bulbs
x        Water/Sewer                      x        Interior Maintenance
x        Security                         x        Signage
x        Electrical/Gas                   x        Plate Glass Breakage
x        HVAC                             x        Fire Extinguisher Maintenance

EXHIBITS ATTACHED:
x        A     Site Plan                  x        D    Insurance Requirements
x        B     Building Layout/Specs      x        E    Restrictive Covenants
x        C     Rules & Regulations        x        F    Form Letter of Credit

NORTH CAROLINA             }
                           }                                     LEASE AGREEMENT
FORSYTH COUNTY             }


         THIS LEASE, made and entered into this the 16th day of March 2000 by and between HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina Limited Partnership, hereinafter referred to as "Landlord" and ETOYS DISTRIBUTION, LLC, A DELAWARE LIMITED LIABILITY COMPANY, hereinafter referred to as "Tenant".

                                    RECITALS

         Landlord is seized of the business premises described herein, having space therein to let. Tenant desires to lease such space from Landlord. The parties desire to enter into a Lease Agreement defining their respective rights, duties and liabilities relating to the premises.

         IN CONSIDERATION of the mutual covenants contained herein, the parties agree as follows:

1. DESCRIPTION OF PREMISES: Landlord represents and warrants that it is the owner in fee simple of a 200,000 rentable square foot building (the "Building") located at 202-A/B NORTH CHIMNEY ROCK ROAD, GREENSBORO, GUILFORD COUNTY, NORTH CAROLINA, being more fully illustrated on Exhibit "A" attached hereto and hereby made a part hereof. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, LANDLORD AND TENANT ACKNOWLEDGE AND AGREE THAT THE BASE RENT HAS BEEN CALCULATED UNDER THIS LEASE ASSUMING 200,000 RENTABLE SQUARE FEET IN THE PREMISES AND THAT TENANT SHALL HAVE THE RIGHT, EXERCISABLE WITHIN THIRTY (30) DAYS AFTER THE COMMENCEMENT DATE TO REMEASURE THE PREMISES. THE PARTIES AGREE THAT THE SQUARE FOOTAGE OF THE PREMISES SHALL BE MEASURED TO THE EXTERIOR DRIPLINE. IN THE EVENT THAT THE REMEASUREMENT OF THE PREMISES BY THE TENANT INDICATES THAT THE SQUARE FOOTAGE OF THE PREMISES IS DIFFERENT THAN 200,000 RENTABLE SQUARE FEET, TENANT SHALL PROVIDE LANDLORD WITH WRITTEN NOTICE OF TENANT'S CALCULATION OF THE SQUARE FOOTAGE OF THE PREMISES. IF LANDLORD AGREES WITH TENANT'S CALCULATION, BASE RENT AND COMMISSIONS SHALL BE ADJUSTED BASED UPON THE ACTUAL NUMBER OF SQUARE FEET IN THE PREMISES. IF LANDLORD DISAGREES WITH TENANT'S REMEASUREMENT AND LANDLORD AND TENANT CANNOT AGREE ON THE CORRECT SQUARE FOOTAGE OF THE PREMISES, SUCH DISPUTE SHALL BE RESOLVED BY SUBMITTAL TO THE APPROPRIATE JURISDICTION. IN ANY EVENT, IF THE ACTUAL SQUARE FOOTAGE OF THE PREMISES TURNS OUT TO BE DIFFERENT THAN 200,000 RENTABLE SQUARE FEET, THE BASE RENT SHALL BE ADJUSTED ACCORDINGLY RETROACTIVE TO THE COMMENCEMENT DATE.

         The Leased Space shall consist of that portion of said Building and other improvements, INCLUDING WITHOUT LIMITATION, ALL SURROUNDING LAND, IMPROVEMENTS AND PARKING AREAS in the amount of 200,000 rentable square feet, said space hereinafter referred to as the "Premises". The entire Premises shall be for the exclusive use of Tenant, its agents, servants, employees and invitees for office, WAREHOUSE, STORING, RECEIVING, SHIPPING, SELLING and related uses.

2. TERM: The term of this Lease shall be for a period of THREE (3) YEARS, beginning UPON THE DATE OF "SUBSTANTIAL COMPLETION," AS THAT TERM IS DEFINED IN
SECTION 4 BELOW, the "Commencement Date", and continuing thereafter for a period of three (3) years, the "Termination Date".

3. BASE RENT: Tenant shall pay base rental for the Premises leased in the amount as follows:

         TERM:        MONTHLY RENT:         ANNUAL RENT:        PRICE P.R.S.F.:
         Year 1       $60,833.33            $730,000.00         $3.65
         Year 2       $62,000.00            $744,000.00         $3.72
         Year 3       $63,166.67            $758,000.00         $3.79

         All rental payments are payable in advance on the first (1st) day of each month without prior offset or deduction, EXCEPT AS OTHERWISE PROVIDED HEREIN, to Landlord at Landlord's address specified in Section 41 hereof entitled "NOTICES" or at such other place as Landlord may direct. In the event any Tenant check tendered to Landlord in payment of its obligations hereunder is returned by Tenant's bank for insufficient funds, any and all charges incurred by Landlord as a result shall be billed to Tenant by Landlord as additional rent hereunder.

4. OCCUPANCY AND ACCEPTANCE OF PREMISES: Landlord shall deliver actual possession of the Premises to Tenant on the Commencement Date. THE TERM "SUBSTANTIAL COMPLETION" SHALL MEAN THE DATE (i) LANDLORD DELIVERS THE PREMISES TO TENANT according to the specifications indicated in Exhibit "B" attached hereto and by this reference made a part hereof, (ii) Landlord HAS FURNISHED to Tenant evidence obtained from local governmental authorities having jurisdiction that the Premises have been duly inspected and approved for Tenant's LEGAL OCCUPANCY, (iii) ALL BUILDING SYSTEMS AND EQUIPMENT ARE IN GOOD WORKING ORDER AND CONDITION, AND (iv) THE PREMISES AND ALL SYSTEMS AND EQUIPMENT THEREIN SHALL BE IN FULL COMPLIANCE WITH ALL APPLICABLE LAWS IN EFFECT AS OF THE COMMENCEMENT DATE. If the Premises are ready for Tenant's occupancy FOR BUSINESS

PURPOSES prior to the Commencement Date, Landlord shall so notify Tenant and Tenant may accept such early occupancy, provided, however, in such event Tenant shall pay to Landlord base rental calculated on a daily basis assuming a 365 day year, for each day Tenant shall occupy the Premises prior to the Commencement Date. If permission is given to Tenant to occupy the Demised Premises FOR BUSINESS PURPOSES prior to the date of commencement of the term hereof, such occupancy shall be subject to all the provisions of this Lease except those relating to the term of this Lease. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, IMMEDIATELY AFTER EXECUTION AND DELIVERY OF THIS LEASE, TENANT, AT TENANT'S OPTION, SHALL BE PERMITTED TO ENTER THE PREMISES FOR THE PURPOSE OF INSTALLING FURNITURE, FIXTURES, EQUIPMENT AND TELEPHONE/DATA EQUIPMENT AND WIRING ("TENANT'S WORK"). SUCH ENTRY BY TENANT SHALL BE SUBJECT TO ALL OF THE CONDITIONS SET FORTH IN THIS LEASE, IN COMPLIANCE WITH ALL LAWS, PROVIDED, HOWEVER, TENANT SHALL HAVE NO OBLIGATION TO PAY FOR BASE RENT, COMMON AREA EXPENSES, UTILITIES AND REAL ESTATE TAXES UNTIL THE COMMENCEMENT DATE. LANDLORD AND TENANT AGREE TO CAUSE EACH OF THEIR CONTRACTORS AND AGENTS TO USE COMMERCIALLY REASONABLE EFFORTS TO COORDINATE THEIR RESPECTIVE SCHEDULES. TENANT SHALL INDEMNIFY AND HOLD LANDLORD HARMLESS FROM AND AGAINST ANY LOSS OR DAMAGE TO THE PREMISES AND AGAINST INJURY TO ANY PERSONS CAUSED BY TENANT'S ACTIONS PURSUANT TO THIS EARLY OCCUPANCY.

         WITHIN THIRTY (30) DAYS OF SUCH COMMENCEMENT DATE, TENANT SHALL DELIVER a written notice listing each and every respect in which the Premises are incomplete according to such building specifications as noted above SUBJECT TO LATENT DEFECTS; Landlord shall then have sixty (60) days from its receipt of said notice to complete those items contained in such listing. The existence of such items shall not alter the Tenant obligation to pay rent pursuant to
Section 3.

         During Tenant's move-in, a representative of the Tenant must be on-site with any moving company to ensure proper treatment of Premises. All packing materials and refuse must be properly disposed of. Any damage or destruction due to moving will be the sole responsibility of the Tenant.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, IN THE EVENT THE COMMENCEMENT DATE DOES NOT OCCUR ON OR PRIOR TO JULY 1, 2000 FOR 100,000 SQUARE FEET OF BUILDING A/B AND 72,000 SQUARE FEET OF BUILDING D (COMMENCEMENT ON REMAINDER OF BUILDING A/B SHALL BE ON OR PRIOR TO JULY 15,
2000), TENANT SHALL BE ENTITLED TO TERMINATE THIS LEASE UPON WRITTEN NOTICE TO LANDLORD AND TENANT SHALL HAVE THIRTY (30) DAYS THEREAFTER TO REMOVE ANY FURNITURE, FIXTURES AND EQUIPMENT INSTALLED IN THE PREMISES FOR THE BENEFIT OF TENANT, SUBJECT TO FORCE MAJEURE, TENANT DELAYS OR CIRCUMSTANCES OUTSIDE REASONABLE CONTROL OF LANDLORD.

5. AUDIT: If Tenant disputes the amount of operating expenses, TAXES, INSURANCE OR UTILITIES as set forth in ANY invoice from the Landlord within NINETY (90) days after receipt thereof, and provided Tenant is not then in default under this Lease BEYOND ALL APPLICABLE NOTICE AND CURE PERIODS, Tenant shall have the right upon notice to have Landlord's book and records relating to operating expenses audited by a qualified professional selected by Tenant or by Tenant itself. If after such audit Tenant still disputes the amount of operating expenses, a certification as to the proper amount shall be made by AN independent certified public accountant MUTUALLY SELECTED BY LANDLORD AND TENANT in consultation with Tenant's professional, which certification shall be final and conclusive. If such audit reveals that operating expenses, TAXES, INSURANCE OR UTILITIES were overstated by FIVE percent (5%) or more in the calendar year audited, LANDLORD SHALL PAY THE COST OF THE MUTUALLY SELECTED ACCOUNTANT AND TENANT'S PROFESSIONAL. IF SUCH AUDIT REVEALS THAT OPERATING EXPENSES, TAXES, INSURANCE OR UTILITIES WERE OVERSTATED OR UNDERSTATED, within thirty (30) days after the certification, THE PARTIES SHALL MAKE AN APPROPRIATE RECONCILIATION OF MONIES OWED BY ONE PARTY TO THE OTHER AS DETERMINED BY SUCH AUDIT. However, if such certification does not show that Landlord had made such an overstatement BY MORE THAN FIVE PERCENT (5%), then Tenant shall pay both the costs of its professional as well as the reasonable charges of THE independent certified public accountant engaged to determine the correct amount of operating expenses.

         Books and records necessary to accomplish any audit permitted under this Section shall be retained BY LANDLORD for twelve months after the end of each calendar year, and on receipt of notice of Tenant's dispute of the operating expenses shall be made available to Tenant to conduct the audit, which may be either at the Premises, or at Landlord's office in Winston-Salem, North Carolina.

         In the event that the Tenant elects to have a professional audit Landlord's operating expenses as provided in this Lease, such audit must be conducted by an independent nationally or regionally recognized accounting firm that is not being compensated by Tenant on a contingency fee basis. All information obtained through such audit as well as any compromise, settlement or adjustment reached as a result of such audit shall be held in strict confidence by Tenant and its officers, agents, and employees and as a condition to such audit, the Tenant's auditor shall execute a COMMERCIALLY REASONABLE written agreement agreeing that the auditor is not being compensated on a contingency fee basis and that all information obtained through such audit as well as any compromise, settlement or adjustment reached as a result of such audit, shall be held in strict confidence and shall not be revealed in any manner to any person except TENANT'S OFFICERS, AGENTS, EMPLOYEES, CONSULTANTS AND LENDERS EXCEPT upon the prior written consent of the Landlord, which consent shall not be unreasonably withheld, or if required pursuant to any litigation between Landlord and Tenant materially related to the facts disclosed by such audit, or if required by law. NO SUBTENANT SHALL HAVE ANY RIGHT TO CONDUCT AN AUDIT AND NO ASSIGNEE SHALL CONDUCT AN AUDIT FOR ANY PERIOD DURING WHICH SUCH ASSIGNEE WAS NOT IN POSSESSION OF THE PREMISES.

6. LATE PAYMENT OF RENT: All monthly installments of rent herein stipulated are due in advance without prior offset or deduction, EXCEPT AS OTHERWISE PROVIDED HEREIN, on the FIRST (1ST) DAY OF EACH MONTH during the term hereof, as set forth in Section

3 hereof entitled "BASE RENT". All rents not received on the first (1st) day of the month shall be deemed "past due" and all rents not received by the Landlord WITHIN FIVE (5) BUSINESS DAYS FOLLOWING WRITTEN NOTICE THAT SUCH AMOUNT IS PAST DUE, SUCH NOTICE TO BE PROVIDED TWICE ANNUALLY, shall be subject to a charge of 5% FIVE PERCENT (5%) of the amount due.

         In any such event, Landlord shall so invoice Tenant for any such charge, which shall become due immediately upon Tenant's receipt of the invoice but in no event later than THIRTY (30) days from the invoice date.

         Once any payment of rent is thirty (30) days past due, the total due shall bear interest at TEN percent (10%) per annum.

7. NO ACCORD AND SATISFACTION: No acceptance by Landlord of a lesser sum than the Base Rent, late charges, additional rent and other sums then due shall be deemed to be other than on account of the earliest installment of such payments due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided. TENANT'S PAYMENT OF ANY AMOUNTS UNDER THIS LEASE SHALL NOT BE DEEMED A WAIVER OF TENANT'S RIGHT TO PROTEST SUCH AMOUNTS AS NOT BEING OWED HEREUNDER.

8. USE: Premises shall be used for such office, assembly, storage, distribution and manufacturing activities as are allowed under existing zoning AND RECORDED COVENANTS. Landlord and Tenant both acknowledge that the extent and height to which Tenant can store and rack goods and materials is dependent on the type, volume, and density that goods and materials are stored. Landlord makes no representations as to the ability and height to which goods and materials may be stored in the Premises. For clarification, Tenant should consult current local fire codes. Tenant shall not conduct, or allow to be conducted, on or within the Premises any business or permit any act which in any way increases the cost of fire insurance on the building (UNLESS TENANT PAYS THE SAME) or constitutes a nuisance or is contrary to or in violation of the laws, statutes or ordinances of local state or federal governments having jurisdiction and SUBJECT TO SECTION 10 BELOW, Tenant agrees to comply, at Tenant's expense, with all governmental regulations to include those relating to the Americans with Disabilities Act
(ADA). Any violation of this provision by Tenant shall be a material breach of this Lease, SUBJECT TO ANY NOTICE AND CURE PERIOD, entitling Landlord to exercise any rights or remedies contained herein or provided by law or other authority.

         It is hereby agreed and understood that the following functions are prohibited outside the building walls or in the parking or service areas: storage of any item (OTHER THAN CARS AND TRUCKS); manufacture or assembly of any product; refuse accumulation; rallies or meetings; any conduct of business. Personal property of Tenant of any type or size shall be permitted outside the Premises only during times of loading or unloading operations.

9. QUIET ENJOYMENT: The Landlord covenants that Tenant, upon paying the Landlord the rental stipulated herein together with all other charges reserved herein WITHIN ALL APPLICABLE NOTICE AND CURE PERIODS, and performing the covenants, promises and agreements herein WITHIN ALL APPLICABLE NOTICE AND CURE PERIODS, shall peaceably and quietly have, hold and enjoy the Premises and all rights, easements, appurtenances and privilege belonging or appertaining thereto, during the full term hereby granted and any extensions or renewals thereof.

10. COMMON AREAS: As used in this Lease, Common Areas shall mean all areas OUTSIDE of the building and appurtenances, including but not limited to: the parking areas and entrances and exits thereto, driveways and truck service ways, sidewalks, landscaped areas, access roads, building equipment rooms, and other EXTERIOR areas and facilities. LESSOR SHALL OPERATE AND MAINTAIN THE COMMON AREAS IN CURRENT CONDITION. Landlord reserves the right, from time to time, to reasonable alter said common areas, including converting common areas into leasable areas, constructing additional parking facilities in the common areas, increasing or decreasing common area land and/or facilities and to exercise control and management of the common areas and to establish, modify, change and enforce such reasonable Rules and Regulations as Landlord in its REASONABLE discretion may deem desirable for the management of the Building, PROVIDED THAT ANY SUCH RULES AND REGULATIONS AND CONTROL AND MANAGEMENT DO NOT UNREASONABLY AFFECT TENANT'S USE OF OR ACCESS TO THE PREMISES, BUILDING, PARKING AREAS OR LOADING DOCKS AND LANDLORD SHALL USE COMMERCIALLY REASONABLE EFFORTS TO MINIMIZE ANY SUCH INTERFERENCE AND SCHEDULE ANY EVENTS WITH TENANT WHICH MAY CAUSE ANY SUCH INTERFERENCE.

         Tenants agrees to abide by and conform to such rules and regulations and shall be responsible for the compliance with same by its employees, agents, customers and invitees. The failure of Landlord to enforce any of such Rules and Regulations against Tenant shall not be deemed to be a waiver of same.

         Landlord shall have the right to restrict or close all or any portion of the Common Areas at such times and for such periods as may, in the REASONABLE opinion of the Landlord, be necessary to prevent a dedication thereof, or to preserve the status thereof as private property, or to prevent the accrual of any rights in any person; and Landlord may also close said Common Areas for purposes of maintenance and repair as may be REASONABLY required from time to time, PROVIDED THAT LANDLORD SHALL NOT UNREASONABLY INTERFERE WITH TENANT'S USE OF THE PREMISES, BUILDING, PARKING OR LOADING DOCKS.

         Tenant shall pay to Landlord its proportionate share of the entire Common Area maintenance cost. Tenant's proportionate share shall be the relation of Tenant's 200,000 rentable square foot area to the 200,000 rentable square foot of total building area, or 100%. Common Area expenses shall include, but are not limited to the following incurred by Landlord with respect to the
Building: snow removal; window washing; painting; any alteration or other work required by any governmental authority, to include costs expended by Landlord in order to place and keep the Building and common areas in compliance with the Americans with Disabilities Act (ADA), and any other legislation by any governmental body, NOT ENACTED AS OF THE COMMENCEMENT DATE; casualty, boiler and machinery, loss of rents and general and excess liability insurance; cleaning, striping, sealing and minor repairs to parking areas, driveways, sidewalks and loading areas (but not replacement); lawn care and landscaping maintenance; management and administrative fees EQUAL TO THREE PERCENT (3%) OF BASE RENT AND COMMON AREA EXPENSES; and all other expenses paid in connection with the operation of the Building chargeable against income.

         COMMON AREA EXPENSES SHALL NOT MEAN OR INCLUDE: (i) COSTS INCURRED IN CONNECTION WITH THE CONSTRUCTION OR REMODELING OF THE PREMISES OR ANY OTHER IMPROVEMENTS NOW OR HEREAFTER LOCATED THEREON, CORRECTION OF DEFECTS IN DESIGN OR CONSTRUCTION; (ii) INTEREST, PRINCIPAL, OR OTHER PAYMENTS ON ACCOUNT OF ANY INDEBTEDNESS THAT IS SECURED BY ANY ENCUMBRANCE ON ANY PART OF THE PREMISES, OR RENTAL OR OTHER PAYMENTS UNDER ANY GROUND LEASE, OR ANY PAYMENTS IN THE NATURE OF RETURNS ON OR OF EQUITY OF ANY KIND; (iii) COSTS OF SELLING, SYNDICATING, FINANCING, MORTGAGING OR HYPOTHECATING ANY PART OF OR INTEREST IN THE PREMISES; (IV) TAXES ON THE INCOME OF LANDLORD OR LANDLORD'S FRANCHISE TAXES (UNLESS ANY OF SAID TAXES ARE HEREAFTER INSTITUTED BY APPLICABLE TAXING AUTHORITIES IN SUBSTITUTION FOR AD VALOREM REAL ESTATE TAXES;); (V) DEPRECIATION, RESERVES OF ANY KIND, INCLUDING REPLACEMENT RESERVES AND RESERVES FOR BAD DEBT OR LOST RENT, OR ANY OTHER CHARGE NOT INVOLVING THE PAYMENT OF MONEY TO THIRD PARTIES; (VI) LANDLORD'S OVERHEAD COSTS, INCLUDING EQUIPMENT, SUPPLIES, ACCOUNTING AND LEGAL FEES, RENT AND OTHER OCCUPANCY COSTS OR ANY OTHER COSTS ASSOCIATED WITH THE OPERATION OR INTERNAL ORGANIZATION AND FUNCTION OF LANDLORD AS A BUSINESS ENTITY (BUT THIS PROVISION DOES NOT PREVENT THE PAYMENT OF A MANAGEMENT FEE TO LANDLORD AS PROVIDED IN THIS PARAGRAPH 10); (vii) FEES OR OTHER COSTS FOR PROFESSIONAL SERVICES PROVIDED BY SPACE PLANNERS, ARCHITECTS, ENGINEERS, AND OTHER SIMILAR PROFESSIONAL CONSULTANTS, REAL ESTATE COMMISSIONS, AND MARKETING AND ADVERTISING EXPENSES; (viii) COSTS OF DEFENDING OR PROSECUTING LITIGATION WITH ANY PARTY, UNLESS A FAVORABLE JUDGMENT WOULD REDUCE OR AVOID an increase in Common Area EXPENSES, OR UNLESS THE LITIGATION IS TO ENFORCE OTHER STANDARDS OR REQUIREMENTS FOR THE GENERAL BENEFIT OF THE TENANT; (ix) COSTS INCURRED AS A RESULT OF LANDLORD'S VIOLATION OF ANY LEASE, CONTRACT, LAW OR ORDINANCE, INCLUDING FINES AND PENALTIES; (x) LATE CHARGES, INTEREST OR PENALTIES OR ANY KIND FOR LATE OR OTHER IMPROPER PAYMENT OF ANY PUBLIC OR PRIVATE OBLIGATION, INCLUDING AD VALOREM TAXES; (xi) COSTS OF REMOVING HAZARDOUS WASTE OR OF CORRECTING ANY OTHER CONDITIONS IN ORDER TO COMPLY WITH ANY ENVIRONMENTAL LAW OR ORDINANCE (BUT THIS EXCLUSION SHALL NOT CONSTITUTE A RELEASE BY LANDLORD OF TENANT FOR ANY SUCH COSTS FOR WHICH TENANT IS LIABLE PURSUANT TO PARAGRAPH 43 OF THIS LEASE); (xii) COSTS FOR WHICH LANDLORD IS REIMBURSED FROM ANY OTHER SOURCE; (xiii) COSTS RELATED TO ANY BUILDING OR LAND NOT INCLUDED IN THE PREMISES, INCLUDING ANY ALLOCATION OF COSTS INCURRED ON A SHARED BASIS, SUCH AS CENTRALIZED ACCOUNTING COSTS, UNLESS THE ALLOCATION IS MADE ON A REASONABLE AND CONSISTENT BASIS THAT FAIRLY REFLECTS THE SHARE OF COSTS ACTUALLY ATTRIBUTABLE TO THE PREMISES; AND (xiv) THE PART OF ANY COSTS OR OTHER SUM PAID TO ANY AFFILIATE OF LANDLORD THAT MAY EXCEED THE FAIR MARKET PRICE OR COST GENERALLY PAYABLE FOR SUBSTANTIALLY SIMILAR GOOD S OR SERVICES IN THE AREA OF THE PREMISES. LANDLORD AGREES TO ASSIGN, OR CAUSE ITS CONTRACTORS TO ASSIGN TO TENANT ALL CONTRACTOR'S OR SUBCONTRACTOR'S GUARANTEES OR WARRANTIES, IF ANY, WHICH RELATE TO ANY CONSTRUCTION WORK CONCERNING WHICH TENANT SHALL HAVE THE OBLIGATION TO MAKE REPAIRS.

         LANDLORD SHALL, WITHIN ONE HUNDRED TWENTY (120) DAYS AFTER THE EXPIRATION OF A LEASE YEAR, FURNISH TENANT A STATEMENT OF ACTUAL COMMON AREA EXPENSES FOR SUCH CALENDAR YEAR AND THE PARTIES SHALL MAKE APPROPRIATE PAYMENTS TO THE OTHER, AS APPLICABLE, WITHIN THIRTY (30) DAYS THEREAFTER. THIS RECONCILIATION OBLIGATION SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

         During the term hereof, Landlord shall notify Tenant of its ESTIMATED proportionate share due for such cost. Landlord shall have the option through the Lease term to require Tenant's reimbursement on either a monthly, quarterly or annual basis, at Landlord's sole discretion, to become due and payable as additional rent within ten (10) days, if invoiced monthly or thirty (30) days, if invoiced quarterly or annually, from the date of invoice.

         NOTWITHSTANDING ANY PROVISION OF THIS LEASE TO THE CONTRARY, IN THE EVENT THE PREMISES OR ANY HVAC, SPRINKLER, PLUMBING OR ELECTRICAL SYSTEMS OR ANY OTHER PREMISES FACILITIES, SYSTEMS OR EQUIPMENT, REQUIRE ANY REPAIR, REPLACEMENT AND/OR MAINTENANCE COSTING IN EXCESS OF $5,000.00 PER OCCURRENCE WHERE THE USEFUL LIFE OF SUCH REPAIR, REPLACEMENT AND/OR MAINTENANCE IS IN EXCESS OF FIVE
(5) YEARS ("CAPITAL EXPENDITURE"), LANDLORD SHALL PERFORM SUCH REPAIR, REPLACEMENT AND/OR MAINTENANCE AND THE COST THEREOF SHALL BE INITIALLY PAID BY LANDLORD, EXCEPT IF SUCH COSTS ARE REQUIRED IN ORDER TO COMPLY WITH LEGAL REQUIREMENTS AND ARE AS A RESULT OF SPECIFIC AND UNIQUE IMPROVEMENTS AND/OR ALTERATIONS OF TENANT OR A SPECIFIC AND UNIQUE USE BY TENANT OTHER THAN FOR CUSTOMARY WAREHOUSES AND DISTRIBUTION; HOWEVER, SUCH COST TOGETHER WITH INTEREST AT THE ANNUAL RATE OF PRIME PLUS TWO PERCENT (2%) SHALL BE AMORTIZED OVER THE EXPECTED USEFUL LIFE THEREOF AND THE TENANT SHALL REPAY THE MONTHLY AMORTIZED PAYMENTS OCCURRING DURING THE TERM OF THIS LEASE AS ADDITIONAL RENT.

11. ASSIGNMENT AND SUBLETTING: Tenant covenants and agrees that neither this Lease nor the term hereby granted, nor any part thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, by operation of law or otherwise, and that neither the Premises, nor any part thereof, will be sublet or advertised for subletting or occupied, by anyone other than Tenant, or for any purpose other than as hereinabove set forth, without the prior written consent of Landlord not to be unreasonably withheld AND

SHALL BE GRANTED OR DENIED WITHIN TEN (10) BUSINESS DAYS. Landlord's withholding of consent shall be deemed reasonable if the use or occupancy of the Premises by such sublessee or assignee could make Landlord responsible for any costs of compliance with the Americans with Disabilities Act ("ADA") or any other legislation by any governmental body. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION 11, NEITHER (i) AN ASSIGNMENT OR SUBLETTING OF ALL OR A PORTION OF THE PREMISES (A) TO AN ENTITY WHICH IS CONTROLLED BY, CONTROLS OR IS UNDER COMMON CONTROL WITH TENANT, (B) TO AN ENTITY WHICH IS FUNDED BY TENANT OR AN ENTITY WHICH IS CONTROLLED BY, CONTROLS OR IS UNDER COMMON CONTROL WITH TENANT IN CONNECTION WITH THEIR BUSINESS IN THE "E-COMMERCE," OR "INTERNET/HIGH TECH" INDUSTRY OR (C) TO A PURCHASER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF TENANT OR OF AN ENTITY WHICH IS CONTROLLED BY, CONTROLS OR IS UNDER COMMON CONTROL WITH TENANT, (ii) A TRANSFER, BY OPERATION OF LAW OR OTHERWISE, IN CONNECTION WITH THE MERGER, CONSOLIDATION OR OTHER REORGANIZATION OF TENANT OR OF AN ENTITY WHICH IS CONTROLLED BY, CONTROLS OR IS UNDER COMMON CONTROL WITH TENANT, NOR (iii) THE TEMPORARY USE OR OCCUPANCY OF PORTIONS OF THE PREMISES BY A PARTY OR PARTIES IN CONNECTION WITH THE TRANSACTION OF BUSINESS WITH TENANT OR WITH AN ENTITY WHICH IS CONTROLLED BY, CONTROLS OR IS UNDER COMMON CONTROL WITH TENANT, SHALL BE SUBJECT TO THE LANDLORD'S CONSENT (SUCH ENTITIES, PURCHASERS, AND PARTIES SHALL BE REFERRED TO HEREIN COLLECTIVELY OR INDIVIDUALLY AS A "TENANT AFFILIATE"); PROVIDED, HOWEVER, NO SUBLEASE OR ASSIGNMENT TO AN TENANT AFFILIATE SHALL RELEASE THE TENANT NAMED HEREIN FROM ANY LIABILITY UNDER THIS LEASE. TENANT SHALL IMMEDIATELY NOTIFY LANDLORD OF ANY SUCH ASSIGNMENT, PURCHASE, TRANSFER, SUBLEASE, ACTION, OR USE. FOR PURPOSES OF THIS LEASE, "CONTROL" SHALL MEAN THE POSSESSION, DIRECT OR INDIRECT, OF THE POWER TO DIRECT OR CAUSE THE DIRECTION OF THE MANAGEMENT AND POLICIES OF A PERSON OR ENTITY, OR MAJORITY OWNERSHIP OF ANY SORT, WHETHER THROUGH THE OWNERSHIP OF VOTING SECURITIES, BY CONTRACT OR OTHERWISE.

12. LANDLORD'S REPAIRS: The Landlord shall maintain and keep in good condition and repair, AT LANDLORD'S SOLE COST AND EXPENSE, the roof, exterior and supporting walls of the Building together with repairs necessary due to structural defects, if any, AND ANY LATENT DEFECTS IN THE PREMISES AND/OR PREMISES SYSTEMS AND EQUIPMENT. Landlord shall also maintain and repair, AT LANDLORD'S SOLE COST AND EXPENSE, the electrical wiring (from the utility company's distribution lines to the Premises, including the electrical service exclusive of fuses, fuse blocks, breaker units or meter deposits) servicing the Premises, the water line servicing the Premises, and the sanitary sewer lines and/or septic tank servicing the Premises. However, the Landlord shall not be responsible for such maintenance and repairs in the event the same are required as a result of the negligence or willful act of the Tenant or its clients, customers, licensees, assignees, agents, employees or invitees and further, in any such event the cost of such maintenance and repairs so required shall be the sole responsibility of the Tenant. SHOULD LANDLORD FAIL TO PERFORM ITS OBLIGATIONS UNDER THIS LEASE, TENANT MAY, AT ITS OPTION, EFFECT SUCH MAINTENANCE, REPLACEMENTS OR REPAIRS, PROVIDED THAT TENANT SHALL HAVE GIVEN THE LANDLORD THIRTY (30) DAYS PRIOR WRITTEN NOTICE, EXCEPT IN THE CASE OF EMERGENCIES (IN WHICH EVENT ONLY SUCH NOTICE AS MAY BE REASONABLE UNDER THE CIRCUMSTANCES SHALL BE REQUIRED). THE LANDLORD SHALL REIMBURSE TENANT WITHIN THIRTY (30) DAYS OF DEMAND FOR THE REASONABLE AND ACTUAL AMOUNT SO EXPENDED (AS EVIDENCED BY DETAILED INVOICE), PLUS INTEREST AT THE RATE OF TEN PERCENT (10%) IF REIMBURSEMENT SHALL NOT BE MADE WITHIN THIRTY (30) DAYS AFTER DEMAND THEREFOR; PROVIDED, HOWEVER, IF TENANT PERFORMS SUCH MAINTENANCE, REPLACEMENTS OR REPAIRS WHICH WERE LANDLORD'S OBLIGATIONS UNDER THIS LEASE AND LANDLORD FAILS TO REIMBURSE TENANT WITHIN SIXTY (60) DAYS AFTER DEMAND THEREFOR, TENANT MAY PURSUE ALL REMEDIES OF LAW AND EQUITY.

13. TENANT REPAIRS; ALTERATIONS: SUBJECT TO SECTION 10 ABOVE, THE Tenant shall effect, at its sole cost and expense, all maintenance and repairs to the interior of said Premises, including without limitation, the floor and wall coverings (whether paint or otherwise); lights, light fixtures, and light bulbs; interior and exterior doors and door locks, overhead doors; ceiling tiles; water heaters; windows, frames, glass, window blinds; all heating, ventilating and air conditioning equipment; all plumbing and electrical not described in Section 12 above; security systems and any other improvements not required to be maintained by Landlord in the immediately preceding Section hereof, except in the event the improvements installed by Landlord may be defective in material or labor in installation OR AS A RESULT OF LANDLORD'S OR ITS AGENTS' OR EMPLOYEES' NEGLIGENCE OR WILLFUL ACT IN WHICH CASE THEY SHALL BE REPAIRED BY LANDLORD. All such repairs and replacements required by this section shall be made only by persons REASONABLY approved in advance by Landlord. Should Tenant fail to comply with the maintenance and repairs required above AFTER THIRTY (30) DAYS PRIOR WRITTEN NOTICE, EXCEPT IN AN EMERGENCY, the Landlord shall have the right to enter on the Premises and make necessary repairs and perform any maintenance required. Any cost incurred by Landlord shall be paid by the Tenant WITHIN THIRTY (30) DAYS FOLLOWING WRITTEN NOTICE at cost plus ten percent (10%) overhead.

         Tenant shall submit to the Landlord for Landlords' prior written approval, WHICH SHALL NOT BE UNREASONABLY WITHHELD AND SHALL BE GRANTED OR DENIED WITHIN TEN (10) BUSINESS DAYS, all of the plans and specifications for any alterations, additions or improvements in and to the Premises which TENANT may deem desirable or necessary in its use and occupancy thereof WHICH AFFECT THE PREMISES' SYSTEMS AND EQUIPMENT, EXTERIOR APPEARANCE OF THE PREMISES OR THE PREMISES' STRUCTURE. Such alterations, additions or improvements shall not be made without the prior written approval of Landlord, WHICH SHALL NOT BE UNREASONABLY WITHHELD AND SHALL BE GRANTED OR DENIED WITHIN TEN (10) BUSINESS DAYS. ALL OTHER ALTERATIONS, ADDITIONS OR IMPROVEMENTS SHALL NOT REQUIRE THE LANDLORD'S PRIOR WRITTEN CONSENT OR LANDLORD'S APPROVAL OF THE PLANS AND SPECIFICATIONS IF LANDLORD DESIRES TO MAKE ANY COMMERCIALLY REASONABLE CHANGES TO THE PLANS ATTACHED HERETO AS EXHIBIT "B" IN CONNECTION WITH ORIGINAL CONSTRUCTION OBLIGATIONS OF the Landlord, Tenant shall review SUCH final plans and provide written approval THEREOF TO LANDLORD prior to Landlord starting SUCH construction. All alterations, additions or improvements shall be made in accordance with applicable city, county, state and federal laws and ordinances, and building and zoning rules and regulations and all present and future governmental regulations relating to the Americans with Disabilities Act ("ADA"). Landlord's approval hereunder shall not be deemed as warranty that TENANT'S alterations meet such ADA regulations, however, such consent shall carry a requirement that such alterations will be constructed by Tenant, at its own expense, in full compliance with all existing ADA governmental regulations. Tenant shall be liable for all damages or injuries which may result to any person or property by reason of or resulting from any alterations, additions or improvements made by it to the Premises and shall hold the Landlord harmless with respect thereto. All additions and improvements, BUT NOT INCLUDING RACKING OR OTHER EQUIPMENT OR TRADE

FIXTURES BOLTED AND/OR SECURED TO THE PREMISES, made by the Tenant shall become a part of the Premises and shall, upon the termination or expiration of this Lease, belong to Landlord except as may be otherwise set forth in a letter agreement or other written instrument executed by the parties hereto and attached to this Lease as an amendment hereto and thereby made a part hereof.

         In the event Tenant performs any alterations, additions or improvements to the Premises, Tenant agrees that it shall provide to Landlord a reproducible set of as-built plans for Landlord's files.

         If Tenant fails to perform Tenant's obligations under this Section, Landlord may at its option enter upon the Premises after THIRTY (30) days prior written notice to Tenant, EXCEPT IN THE EVENT OF AN EMERGENCY, perform such obligation on Tenant's behalf, and the cost thereof together with interest thereon AT TEN PERCENT (10%) shall become due and payable as additional rental to Landlord.

         At Landlord's option, Landlord may require that Tenant remove any or all alterations or improvements at Tenant's expense upon termination of the Lease, UNLESS OTHERWISE APPROVED BY LANDLORD TO REMAIN AT THE PREMISES, SUCH APPROVAL TO BE GRANTED WITHIN TEN (10) DAYS OF TENANT'S WRITTEN REQUEST THEREOF.

14. HEATING, VENTILATION AND AIR CONDITIONING: The Tenant shall at its sole cost and expense keep in force a maintenance contract for the entire term of this Lease on all heating, air conditioning and ventilation equipment pertaining to the Premises, providing for service inspections to be done an a bi-monthly basis. Tenant shall submit a copy of said contract to Landlord within THIRTY
(30) days after occupancy of the Premises. Landlord must REASONABLY approve the terms of the maintenance contract and the firm Tenant chooses as the maintenance contractor.

         Landlord shall be responsible for replacement of any defective motor or compressor within the system provided it is not as a result of negligence or willful act of the Tenant, its clients, customers, licensees, assignees, agents, employees, or invitees. However, Tenant's failure to provide the required maintenance contract shall release Landlord form any and all liability for said equipment.

         Upon termination of this Lease, Tenant will deliver the HVAC equipment in CONDITION RECEIVED, REASONABLE WEAR AND TEAR EXCLUDED.

15. SUBORDINATION AND ATTORNMENT: Tenant agrees that this Lease shall be subject and subordinate to any mortgages or Deeds of Trust now or hereafter placed upon the Premises and to all modifications thereto, and to all present and future advances made with respect to any such mortgage or deed of trust. Tenant agrees, at any time during the term of this Lease, to execute any and all COMMERCIALLY REASONABLE documents necessary to effectuate this subordination, which Landlord may REASONABLY request. Tenant agrees to attorn to the mortgagee, trustee, or beneficiary under any such mortgage or deed of trust or the purchaser at a sale pursuant to the foreclosure thereof. In the event of the sale, assignment, or transfer by Landlord of its interest in the Premises to a successor in interest who expressly assumes the obligation of the Landlord hereunder, the Landlord shall thereupon be released or discharged from all of its covenants and obligations hereunder, except such obligations shall have accrued prior to any such sale, assignment or transfer; and Tenant agrees to look solely to any successor in interest of the Landlord for performance of any such AFTER-ARISING obligations. Tenant shall have FIFTEEN (15) BUSINESS days from its receipt of Landlord's request to deliver any such fully executed documents to Landlord. Tenant's failure to execute and deliver any such documents shall constitute a default hereunder. LANDLORD ACKNOWLEDGES AND AGREES THAT LANDLORD'S DELIVERY TO TENANT OF A COMMERCIALLY REASONABLE NON-DISTURBANCE AGREEMENT ("NON-DISTURBANCE AGREEMENT") IN FAVOR OF TENANT FROM ANY GROUND LESSORS, MORTGAGE HOLDERS OR LIEN HOLDERS OF LANDLORD WHO LATER COME INTO EXISTENCE AT ANY TIME PRIOR TO THE EXPIRATION OF THE TERM OF THIS LEASE SHALL BE IN CONSIDERATION OF, AND A CONDITION PRECEDENT TO, TENANT'S AGREEMENT TO BE BOUND BY THE PROVISIONS OF THIS
SECTION 15. LANDLORD WARRANTS THAT SAID PROPERTY IS NOT CURRENTLY UNDER A GROUND LEASE, MORTGAGE OR LIEN.

16. CHANGE IN OWNERSHIP OF PREMISES: If the ownership of the Premises or the name or address of the party entitled to receive rent hereunder shall be changed, the Tenant may, until receipt of proper notice of such change(s), continue to pay the rent and other charges herein reserved accrued and to accrue hereunder to the party to whom and in the manner in which the last preceding installment of rent or other charge was paid, and each such payment shall, to the extent thereof, exonerate and discharge the Tenant.

17. CONDEMNATION: If the whole of the Building, or such substantial portion thereof as will make Premises unusable for the purposes referred to herein, shall be condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the time when possession thereof is taken by the condemning authority, and rental shall be accounted for as between Landlord and Tenant as of that date. In the event the portion condemned is such that the remaining portion can, after restoration and repair, be made usable for Tenant's purposes, then this Lease shall not terminate; however, the rent shall be reduced equitably to the amount of the Premises taken. In such an event, Landlord shall make such repairs as may be necessary as soon as the same can be reasonably accomplished. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant, or both, to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority.

         Any minor condemnation or taking of the Premises for the construction or maintenance of streets or highways shall not be considered a condemnation or taking for the purposes of this Section 18 so long as the Premises shall not be materially or adversely affected, ingress and egress for the remainder of the Premises shall be adequate for the business of Tenant, and the provisions of any loan documents of Landlord's lender which encumber the Premises are complied with.

18. RIGHT OF LANDLORD TO ENTER; "FOR RENT" SIGNS: The Tenant agrees that the Landlord or its agents may enter upon the Premises for the purpose of inspection or repair of the Building or the building systems and such other purposes as Landlord may deem REASONABLY necessary or proper for the reasonable protection of Landlord's interest in the Premises; PROVIDED, HOWEVER, ALL OF LANDLORD'S ENTRIES, EXCEPT IN THE EVENT OF AN EMERGENCY, SHALL BE UPON 48 HOURS PRIOR WRITTEN NOTICE TO TENANT (OR LESS IF ORALLY APPROVED BY THE FACILITY MANAGER), SHALL BE REASONABLY SCHEDULED WITH TENANT, SHALL OCCUR DURING BUSINESS HOURS, AND PERFORMED, AS APPLICABLE, SO AS TO MINIMIZE INTERFERENCE WITH TENANT'S USE OF THE PREMISES AND PARKING, AND, AT TENANT'S OPTION, IN EACH CASE, ONLY UPON BEING ACCOMPANIED BY AN EMPLOYEE OF TENANT AND/OR EXECUTION OF TENANT'S STANDARD NON-DISCLOSURE AGREEMENT AS LANDLORD HEREBY ACKNOWLEDGES THE EXTREMELY CONFIDENTIAL NATURE OF TENANT'S BUSINESS. IN ADDITION, SUBJECT TO THIS SECTION 18, the Landlord may enter the Premises to exhibit the Premises to prospective purchasers. During the two (2) months immediately preceding the final expiration of the term created hereunder or any renewal thereof, the Landlord, may exhibit the Premises to prospective tenants and/or affix a notice that the premises are for rent; such notice shall not be greater than four (4) square feet in area, and shall be affixed to a suitable part thereof, exclusive of doors and windows and so as not to obstruct the Tenant's signs.

19. TAXES: Landlord agrees to pay before they become delinquent all taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter referred to as "taxes") lawfully levied or assessed against the Building and the grounds, parking areas, driveways and alleys around the Building and the grounds, parking areas, driveways and alleys around the Building, except any taxes attributable to the operation of Tenant's business or Tenant's property.

         If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereof, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or building on the Premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included with the term "taxes" for the purposes hereof.

         Tenant shall pay to Landlord its proportionate share of the entire cost of all taxes referenced herein. Tenant's proportionate share shall be the relation of Tenant's 200,000 rentable square foot area to the 200,000 rentable square feet of total building area, or 100%. Real estate taxes, as referenced herein, shall be defined as the amount of the total tax invoice (property assessment x tax rate) and shall exclude any LATE PENALTY CHARGE. IF ANY SUCH REAL ESTATE TAXES, COMMON AREA EXPENSES OR INSURANCE CARRIED BY LANDLORD COVER ANY PERIOD OF TIME AFTER THE EXPIRATION OR EARLIER TERMINATION OF THE TERM OF THIS LEASE, TENANT'S SHARE OF REAL ESTATE TAXES AND INSURANCE CARRIED BY LANDLORD SHALL BE EQUITABLY PRORATED TO COVER ONLY THE PERIOD OF TIME DURING THE TERM OF THIS LEASE AND LANDLORD SHALL REIMBURSE TENANT FOR ANY OVERPAYMENT WITHIN SIXTY (60) DAYS AFTER THE EXPIRATION OR EARLIER TERMINATION OF THE TERM OF THIS LEASE. TENANT MAY, AT ITS SOLE OPTION, PURSUE CLAIMS FOR REDUCTIONS IN REAL ESTATE TAXES, IN THE NAME OF LANDLORD, IF NECESSARY, AND LANDLORD AGREES TO REASONABLY COOPERATE WITH TENANT IN FURTHERANCE THEREOF. ANY TAX REFUNDS AND/OR SAVINGS ACHIEVED BY TENANT OR LANDLORD DUE TO SUCH TAX CHALLENGE OR OTHERWISE SHALL BE THE SOLE PROPERTY OF TENANT. THERE SHALL BE INCLUDED WITHIN THE DEFINITION OF "REAL ESTATE TAXES" WITH RESPECT TO ANY CALENDAR YEAR ONLY THE AMOUNT CURRENTLY PAYABLE ON BONDS AND ASSESSMENTS (WHICH SHALL BE PAID IN THE MAXIMUM NUMBER OF INSTALLMENTS), INCLUDING INTEREST FOR SUCH TAX CALENDAR YEAR OR THE CURRENT ANNUAL INSTALLMENT FOR SUCH CALENDAR YEAR. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, REAL ESTATE TAXES SHALL NOT INCLUDE (I) ANY EXCESS PROFITS TAXES, FRANCHISE TAXES, GIFT TAXES, CAPITAL STOCK TAXES, INHERITANCE AND SUCCESSION TAXES, ESTATE TAXES, FEDERAL AND STATE INCOME TAXES, AND OTHER TAXES TO THE EXTENT APPLICABLE TO LANDLORD'S GENERAL OR NET INCOME (AS OPPOSED TO RENTS OR RECEIPTS), (II) PENALTIES INCURRED AS A RESULT OF LANDLORD'S NEGLIGENCE, INABILITY OR UNWILLINGNESS TO TIMELY DELIVER TAX BILLS TO TENANT, (III) ANY INCREASE OF, OR REASSESSMENT IN, REAL ESTATE TAXES AND ASSESSMENTS RESULTING FROM A SALE, TRANSFER OR OTHER CHANGE IN OWNERSHIP OF THE PREMISES OR REAL PROPERTY, OR (IV) ANY OTHER TAXES OR ASSESSMENTS CHARGED OR LEVIED AGAINST LANDLORD WHICH ARE NOT DIRECTLY INCURRED AS A RESULT OF THE OPERATION OF THE PREMISES.

         During the term hereof, Landlord shall notify Tenant of its proportionate share due for such cost. Landlord shall have the option through the Lease term to require Tenant's reimbursement on either a monthly, quarterly or annual basis, at Landlord's sole discretion, to become due and payable as additional rent within ten (10) days, if invoiced monthly, or thirty (30) days if invoiced quarterly or annually from the date of invoice. UPON REQUEST, LANDLORD SHALL PROVIDE COPIES OF ALL TAX BILLS TO TENANT FOR ITS REVIEW.

20. TENANT'S COMPLIANCE; INSURANCE REQUIREMENTS. SUBJECT TO LANDLORD'S OBLIGATIONS HEREUNDER AND SECTION 10, Tenant shall comply with all applicable laws, ordinances and regulations affecting the Premises, now existing or hereafter adopted, including the Rules and Regulations.

         Throughout the Term, Tenant, at its sole cost and expense, shall keep or cause to be kept for the mutual benefit of Landlord, Landlord's managing agent, (presently Highwoods Realty Limited Partnership and its affiliates) and Tenant, Commercial General Liability Insurance (1986 ISO Form or its equivalent) with a combined single limit, each Occurrence and General Aggregate-per location of at least TWO MILLION DOLLARS ($2,000,000), which policy shall insure against liability of Tenant, arising out of and in connection with Tenant's use of the Premises, and which shall insure the indemnity provisions contained herein. Not more frequently than once every three (3) years, Landlord may require the limits to be increased if in its reasonable judgment (or that of its mortgagee) the coverage is insufficient. Tenant shall also carry the equivalent of ISO Special Form Property Insurance on any improvements made by Tenant for their full replacement value and with coinsurance waived, and Tenant shall neither have, nor make, any claim against Landlord for any loss or damage to the same, regardless of the cause thereof.

         Prior to taking possession of the Premises, and annually thereafter, Tenant shall deliver to Landlord certificates or other evidence of insurance satisfactory to Landlord. All such policies shall be non-assessable and shall contain language to the extent obtainable that: (i) any loss shall be payable notwithstanding any act or negligence of Landlord or Tenant that might otherwise result in forfeiture of the insurance, (ii) that the policies are primary and non-contributing with any insurance that Landlord may carry, and (iii) that the policies cannot be canceled, non-renewed, or coverage reduced BELOW WHAT IS REQUIRED HEREUNDER, except after thirty (30) days' prior written notice to Landlord. If Tenant fails to provide Landlord with such certificates or other evidence of insurance coverage, UPON FIVE (5) BUSINESS DAYS PRIOR WRITTEN NOTICE, Landlord may obtain such coverage and Tenant shall reimburse the cost thereof on demand.

         Anything in this Lease to the contrary notwithstanding, Landlord hereby releases and waives unto Tenant (including all partners, stockholders, officers, directors, employees and agents thereof), its successors and assigns, and Tenant hereby releases and waives unto Landlord (including all partners, stockholders, officers, directors, employees and agents thereof), its successors and assigns, all rights to claim damages for any injury, loss, cost or damage to persons or to the Premises or any other casualty, as long as the amount of which injury, loss, cost or damage has been paid either to Landlord, Tenant, or any other person, firm or corporation, under the terms of any Property, General Liability, or other policy of insurance, to the extent such releases or waivers are permitted under applicable law. As respects all policies of insurance carried or maintained pursuant to this Lease and to the extent permitted under such policies, Tenant and Landlord each waive the insurance carriers' rights of subrogation. Subject to the foregoing, Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising out of (i) Tenant's use of the Premises or any part thereof, (ii) any activity, work, or other thing done, permitted or suffered by Tenant in or about the Premises or the Building, or any part thereof, (iii) any breach or default by Tenant in the performance of any of its obligations under this Lease, or (iv) any act or negligence of Tenant, or any officer, agent, employee, contractor, servant, invitee or guest of Tenant; and in each case from and against any and all damages, losses, liabilities, lawsuits, costs and expenses (including attorneys' fees at all tribunal levels) arising in connection with any such claim or claims as described in (i) through
(iv) above, or any action brought thereon. LANDLORD SHALL INDEMNIFY AND HOLD TENANT HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS ARISING OUT OF (I) ANY BREACH OR DEFAULT BY LANDLORD IN THE PERFORMANCE OF ANY OF ITS OBLIGATIONS UNDER THIS LEASE, OR (II) ANY ACT OR NEGLIGENCE OF LANDLORD, OR ANY OFFICER, AGENT, EMPLOYEE, CONTRACTOR, SERVANT, INVITEE OR GUEST OF LANDLORD; AND IN EACH CASE FROM AND AGAINST ANY AND ALL DAMAGES, LOSSES, LIABILITIES, LAWSUITS, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AT ALL TRIBUNAL LEVELS) ARISING IN CONNECTION WITH ANY SUCH CLAIM OR CLAIMS AS DESCRIBED IN (I) AND (II) ABOVE, OR ANY ACTION BROUGHT THEREON.

         IF ANY such action is brought against EITHER PARTY, THE OTHER PARTY, upon notice from THE FIRST PARTY, shall defend the same through counsel selected by THE OTHER PARTY'S insurer, or other counsel acceptable to THE FIRST PARTY. Tenant assumes all risk of damage or loss to its property or injury or death to persons in, on, or about the Premises, from all causes except those for which the law imposes liability on Landlord regardless of any attempted waiver thereof, and Tenant hereby waives such claims in respect thereof against Landlord, EXCEPT FOR THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD. The provisions of this paragraph shall survive the termination of this Lease.

         Landlord shall keep the Building, including the improvements, insured against damage and destruction by perils insured by the equivalent of ISO Special Form Property Insurance in the amount of the full replacement value of the Building.

         Each party shall keep its personal property and trade fixtures in the Premises and Building insured with the equivalent of ISO Special Form Property Insurance in the amount of the full replacement cost of the property and fixtures. Tenant shall also keep any non-standard improvements made to the Premises at Tenant's request insured to the same degree as Tenant's personal property.

          Tenant's insurance policies required by this Lease shall: (i) be issued by insurance companies licensed to do business in the state in which the Premises are located with a general policyholder's ratings of at least A- and a financial rating of at least VI in the most current Best's Insurance Reports available on the Commencement Date, or if the Best's ratings are changed or discontinued, the parties shall agree to a comparable method of rating insurance companies; (ii) name the non-procuring party as an additional insured as its interest may appear [other landlords or tenants may be added as additional insureds in a blanket policy]; (iii) provide that the insurance not be canceled, non-renewed or coverage materially reduced BELOW WHAT IS REQUIRED HEREUNDER unless thirty (30) days advance notice is given to the non-procuring party;
(iv) be primary policies; (v) provide that any loss shall be payable notwithstanding any gross negligence of Landlord or Tenant which might result in a forfeiture thereunder of such insurance or the amount of proceeds payable;
(vi) have no deductible exceeding TEN THOUSAND DOLLARS ($10,000), unless REASONABLY accepted in writing by Landlord; and (vii) be maintained during the entire Term and any extension terms.

         Tenant agrees to pay to the Landlord its proportionate share of the entire cost that Landlord may incur in the cost of maintaining the policies required hereunder FOR THE PREMISES. LANDLORD SHALL NOT CHARGE TENANT FOR ANY INSURANCE WHICH IS IN EXCESS OF INSURANCE CARRIED BY COMPARABLE LANDLORDS OF COMPARABLE BUILDINGS IN THE VICINITY OF THE BUILDING. Tenant's proportionate share shall be the relation of Tenant's 200,000 rentable square foot area to the 200,000 rentable square feet of total building area, or 100%. UPON REQUEST, LANDLORD SHALL PROVIDE COPIES OF ALL INSURANCE BILLS TO TENANT FOR ITS REVIEW.

         During the term hereof, Landlord shall notify Tenant of its proportionate share due for such cost. Landlord shall have the option through the Lease term to require Tenant's reimbursement on either a monthly, quarterly or annual basis, at Landlord's sole discretion, to become due and payable as additional rent within ten (10) days, if invoiced monthly, or thirty (30) days if invoiced quarterly or annually from the date of invoice.

21. DAMAGE AND DESTRUCTION: In the event the Premises are damaged by any peril covered AT LEAST NINETY PERCENT (90%) by standard policies of fire and extended coverage insurance to an extent which is less than fifty percent (50%) of the cost of replacement of the Premises, the damage to that portion of the Premises which Landlord is obligated to insure pursuant to the immediately preceding Section hereof, shall promptly be repaired by Landlord, at Landlord's expense, but in no event shall Landlord be required to repair or replace Tenant's stock-in-trade, trade fixtures, furniture, furnishings, special equipment and other items of construction and personal property which Tenant is required to insure pursuant to the immediately preceding Section hereof. In the event of such damage and (a) Landlord is not required to repair as provided herein, or
(b) the Premises are damaged to the extent of fifty percent (50%) or more of the cost of replacement of the Premises, or (c) the Building is damaged to the extent of fifty percent (50%) or more of the cost of replacement, or (d) such damage is twenty-five percent (25%) or more of the cost of replacement of the Premises and the same occurs during the last year of the initial term or any extensions or renewal terms of this Lease, then, in any such event(s), Landlord may elect either to repair or rebuild the Premises or the Building of which the Premises are a part, as the case may be, or to terminate this Lease upon giving notice of such election, in writing, to Tenant within ninety (90) days after the happening of the event causing such damage.

If such damage, repairing or rebuilding shall render the Premises untenantable, in whole or in part, a proportionate abatement of the rent and additional rent stipulated herein shall be allowed from the date such damage occurred until the date Landlord completes the repairs or rebuilding, said proportion to be computed on the basis of the gross LEASEABLE area of the space rendered UNUSABLE TO TENANT. If Landlord is required or elects to repair the Premises as provided herein, Tenant shall repair its floor and wall COVERINGS which Tenant is obligated to insure pursuant to the terms hereof, in a manner and to at least a condition equal to that prior to such damage or destruction. In addition, Tenant is hereby given the sole option to terminate this Lease in the event the repairing or rebuilding to be effected by Landlord and required hereunder cannot be completed within one hundred twenty (120) days from the date of the occurrence of the damage and destruction OR IN THE EVENT SUCH DAMAGE IS TWENTY-FIVE PERCENT (25%) OR MORE OF THE COST OF REPLACEMENT OF THE PREMISES AND THE SAME OCCURS DURING THE LAST YEAR OF THE INITIAL TERM.

22. LIABILITIES OF THE PARTIES: Tenant waives all claims against Landlord for damages to goods or for injuries to persons on or about the Premises or common areas from any cause arising at any time other than damages or injuries directly resulting from LANDLORD'S negligence OR WILLFUL MISCONDUCT. The TENANT will indemnify Landlord on account of any damage or injury to any persons, or to the goods of any person, arising from the use of the Premises by the Tenant, or arising form the failure of Tenant to keep the Premises in good condition as provided herein. The Landlord shall not be liable to the Tenant for any damage by or from any act or negligence of any occupant of the same Building, or by any owner or occupant of adjoining or contiguous property.

         The Tenant agrees to pay for all damages to the Building, as well as all damage or injuries suffered by Tenant or occupants thereof caused by misuse or neglect of the Premises by the Tenant.

         Landlord is specifically not responsible under any circumstance for any damage to any computer, computer component, or computer peripheral, hardware or software damaged by any interruption, usage or variation for whatever reason in the electrical distribution system in the building.

         Notwithstanding any other term or provision herein contained, it is specifically understood and agreed that there shall be no personal liability of Landlord (nor Landlord's agent, if any) in respect to any of the covenants, conditions or provisions of this Lease. In the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of the Landlord in the property for the satisfaction of Tenant's remedies, INCLUDING ALL SALES, INSURANCE AND CONDEMNATION PROCEEDS.

23. PARKING: The Landlord warrants that it will, without charge and throughout the term of this Lease and any extensions or renewals thereof, provide the Tenant with parking around the demised Premises which complies with applicable city or county code AND EXCLUSIVE USE OF ALL PARKING ON THE PREMISES SITE. Tenant agrees to comply with the parking rules contained in the Parking Rules and Regulations attached hereto as Exhibit "E" together with all reasonable modifications and additions thereto which Landlord may from time to time make.

24. SIGNS: Tenant may erect, install or display a sign or IDENTIFYING TENANT upon the Building exterior, the exterior of the Premises, or the exterior walls thereof, SO LONG AS SUCH SIGNS COMPLY WITH ALL APPLICABLE CODES AND REGULATIONS. TENANT SHALL NOT INSTALL OR DISPLAY ANY ADVERTISING MATERIAL UPON ANY PORTION OF THE PREMISES. TYPE AND SIZE OF SIGN, MANNER OF ATTACHMENT AND LOCATION ARE SUBJECT TO LANDLORD'S REASONABLE APPROVAL.

25. UTILITIES: Landlord will provide utility service connections to the Premises, including electrical service, natural gas (where available), water and sewer. The Tenant shall pay directly for the use of (a) natural gas or other fuels used to heat the Premises, (b) 120/208V electricity for heating air conditioning, TENANT'S USE OF THE PREMISES and the lighting throughout the Premises used for operation of Tenant's business. Tenant shall keep the Premises at a temperature sufficiently high to prevent freezing of water in sprinkler system, pipes, and fixtures.

         Tenant will be responsible for the payment of charges for the use of water and sewer, proportionate to its share of the total rentable square footage of the Building, or 100%.

26. PLATE GLASS BREAKAGE: Notwithstanding anything herein to the contrary, except by negligence of Landlord, Tenant shall be solely responsible for repair and replacement in the event of plate glass damage or breakage.

27. GARBAGE REMOVAL: Tenant will be responsible for providing a container for garbage and arrange for its systematic pickup.

28. JANITORIAL SERVICES: Tenant shall provide janitorial services and supplies to the Premises, at its own expense.

29. FIRE EXTINGUISHERS: Tenant covenants during the Term and such further time as Tenant occupies any part of the Premises to keep the Premises equipped with all safety appliances, included but not limited to an operating fire extinguisher, required by law or ordinance or any other regulation of any public or private authority having jurisdiction over the Premises (including insurance underwriters or rating bureaus) because of any use made by Tenant and to procure all licenses and permits so required because of such use and, if required by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's permitted uses.

30. EXTERMINATION: The Tenant shall, at its sole cost and expense, on at least a quarterly basis, employ professional exterminators to control pests within the Premises and supply Landlord with a copy of the contract therefor.

31. STORING OF FLAMMABLE MATERIALS: The Tenant agrees that it shall not store nor shall it use any dangerous and/or flammable chemical material(s) within or around the Premises in a manner which violates any law or which may cause the costs incurred by Landlord with respect to taxes and insurance regarding the Premises to increase in which case Tenant shall bear the cost of any such increase.

32. REPLACEMENT OF LIGHT BULBS: Tenant shall, at its sole cost and expense, replace all light bulbs within the Premises.

33. KITCHEN APPLIANCES AND EQUIPMENT: In the event of installation of a kitchen or kitchen equipment by either Landlord or Tenant, such maintenance and repair of all items contained within the area shall be at the sole cost and expense of Tenant, to include but not limited to: maintenance, repair and replacement of a microwave oven, refrigerator, stove, ice maker, coffee maker, garbage disposal, dishwasher, sink, faucet or any other item within the area. Tenant hereby acknowledges to Landlord that any fixtures described herein BUILT INTO THE PREMISES OR PAID FOR BY LANDLORD are to become a part of the Premises and notwithstanding Section 36 herein, upon Tenant's vacating the Premises, all SUCH fixtures shall remain the property of Landlord.

34. REMOVAL OF TENANT'S FIXTURES: The Tenant shall have the privilege at any time, on or before vacating the Premises, of removing any or all of its personal property, equipment and fixtures, and Tenant shall repair any damage caused by the removal thereof and shall leave the Premises in good and clean condition and repair.

35. DEFAULT: If Tenant: (i) fails to pay any Rent, or any other sum of money which Tenant is obligated to pay, as provided in this Lease WITHIN FIVE
(5) BUSINESS DAYS FOLLOWING RECEIPT OF WRITTEN NOTICE THAT SUCH AMOUNT IS
PAST DUE; or (ii) breaches any other agreement, covenant or obligation herein set forth and such breach shall continue and not be remedied within THIRTY
(30) days after Landlord shall have given Tenant written notice specifying the breach, or if such breach cannot, with due diligence, be cured within said period of THIRTY (30) days and Tenant does not within said THIRTY (30) day period commence and thereafter with reasonable diligence completely cure the breach within thirty (30) days after notice; or (iii) files (or has filed against it and not stayed or vacated within sixty (60) days after filing) any petition or action for relief under any creditor's law (including bankruptcy, reorganization, or similar action), either in state or federal court; or
(iv) makes any transfer in fraud of creditors as defined in Section 548 of the United States Bankruptcy Code (11 U.S.C. 548, as amended or replaced), has a receiver appointed for its assets (and appointment shall not have been stayed or vacated within thirty (30) days), or makes an assignment for benefit of creditors; then Tenant shall be in default hereunder, and, in addition to any other lawful right or remedy which it may have, Landlord at its option may do the following: (i) terminate this Lease OR (ii) repossess the Premises, and with or without terminating (IF LANDLORD REPOSSESSES THE PREMISES WITHOUT TERMINATING THIS LEASE, LANDLORD AGREES TO USE BEST EFFORTS TO MITIGATE ITS DAMAGES), relet the same at such amount as Landlord deems reasonable; and if the amount for which the Premises is relet is less than Tenant's Rent and all other obligations of Tenant to Landlord hereunder, then Tenant shall immediately pay the difference on demand to Landlord, but if in excess of Tenant's Rent, and all other obligations of Tenant hereunder, the entire amount obtained from such reletting shall belong to Landlord, free of any claim of Tenant thereto. All reasonable expenses of Landlord in repairing, restoring, or altering the Premises for reletting as WAREHOUSE space, together with leasing fees and all other expenses in seeking and obtaining a new Tenant, shall be charged to and be a liability of Tenant. Landlord's reasonable attorneys' fees in pursuing any of the foregoing remedies, or in collecting any Rent due by Tenant hereunder, shall be paid by Tenant.

         All rights and remedies of Landlord are cumulative, and the exercise of any one shall not be an election excluding Landlord at any other time from exercise of a different or inconsistent remedy. No exercise by Landlord of any right or remedy granted herein shall constitute or effect a termination of this Lease unless Landlord shall so elect by written notice delivered to Tenant.

         The failure of Landlord to exercise its rights in connection with this Lease or any breach or violation of any term, or any subsequent breach of the same or any other term, covenant or condition herein contained shall not be a waiver of such term, covenant or condition or any subsequent breach of the same or any other covenant or condition herein contained.

         No acceptance by Landlord of a lesser sum than the Base Rent, administrative charges, Additional Rent and other sums then due shall be deemed to be other than on account of the earliest installment of such payments due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy provided in this Lease.

         In addition, no payments of money by Tenant to Landlord after the expiration or termination of this Lease after the giving of any notice by Landlord to Tenant shall reinstate or extend the Term, or make ineffective any notice given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums due under this Lease, and the payment thereof shall not make ineffective any notice or in any manner affect any pending suit or any judgment previously obtained.

         Tenant further agrees that Landlord may obtain an order for summary ejectment from any court of competent jurisdiction without prejudice to Landlord's rights to otherwise collect rents from Tenant.

36. MULTIPLE DEFAULTS: Tenant acknowledges that any rights or options of first refusal, or to extend the Term, to expand the size of the Premises, to purchase the Premises or the Building, or other such or similar rights or options which have been granted to Tenant under this Lease are conditioned upon the prompt and diligent performance of the terms of this Lease by Tenant. Accordingly, should Tenant default under this Lease on two (2) or more occasions during any twelve
(12) month period, in addition to all other remedies available to Landlord, all such rights and options shall automatically, and without further action on the part of any party, expire and be deemed canceled and of no further force and effect.

37. RE-ENTRY BY LANDLORD: No re-entry by Landlord or any action brought by Landlord to oust Tenant from the premises shall operate to terminate this Lease unless Landlord shall give written notice of termination to Tenant, in which event Tenant's liability shall be as above provided. No right or remedy granted to Landlord herein is intended to be exclusive of any other right or remedy, and each and every right and remedy herein provided shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing in law or equity or by statute. In the event of termination of this Lease, Tenant waives any and all rights to redeem the Premises either given by any statute now in effect or hereafter enacted.

38. WAIVER OF RIGHTS: No waiver by Landlord OR TENANT of any provision hereof shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by LANDLORD OR Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof other than the failure of Tenant to pay the particular rent as accepted regardless of Landlord's knowledge of said preceding breach at the time of acceptance of such rent.

39. SECURITY DEPOSIT: CONCURRENTLY WITH THE EXECUTION OF THIS LEASE BY TENANT, TENANT SHALL DELIVER THE SECURITY DEPOSIT TO LANDLORD IN THE FORM OF CASH, IN LAWFUL MONEY OF THE UNITED STATES, OR AN IRREVOCABLE STANDBY LETTER OF CREDIT IN FAVOR OF LANDLORD ("LC"), IN AN AMOUNT EQUAL TO $182,499.99 ("SECURITY DEPOSIT"). TENANT SHALL RETAIN THE RIGHT FROM TIME TO TIME UPON TEN (10) DAYS PRIOR WRITTEN NOTICE TO LANDLORD TO REPLACE THE LC AND/OR THE SECURITY DEPOSIT WITH THE OTHER (EXCEPT THAT TENANT SHALL PAY ANY PENALTIES RESULTING FROM THE EARLY WITHDRAWAL OR ANY SECURITY DEPOSIT INVESTED HEREUNDER). TENANT SHALL ALSO RETAIN FROM TIME TO TIME THE RIGHT TO CANCEL THE LC AT ANY TIME PROVIDED TENANT CONCURRENTLY REPLACES SUCH LC BEING CANCELED WITH A SUBSTITUTE LC OR WITH CASH IN AN AMOUNT EQUAL TO THE THEN OUTSTANDING AMOUNT OF THE LC WHICH WAS CANCELED. THE LC, IF ANY, SHALL BE (i) FROM A BANK REASONABLY ACCEPTABLE TO LANDLORD,
(ii) IN THE FORM AND CONTENT OF THAT ATTACHED HERETO AS EXHIBIT "F" (OR IN A DIFFERENT FORM WHICH IS REASONABLY ACCEPTABLE TO LANDLORD), AND (iii) SUBJECT TO THE CONDITIONS STATED IN THIS PARAGRAPH. THE LC SHALL HAVE A TERM OF AT LEAST 364 DAYS AND BE AUTOMATICALLY RENEWED (OR A REASONABLY SATISFACTORY REPLACEMENT LC FROM A BANK REASONABLY ACCEPTABLE TO LANDLORD SHALL BE IN PLACE IN STRICT ACCORDANCE WITH THE TERMS HEREOF) AT LEAST TWENTY (20) DAYS PRIOR TO THE EXPIRATION OF EACH 364-DAY PERIOD FOR ADDITIONAL PERIODS OF 364 DAYS EACH UNTIL THE THIRTIETH (30TH) DAY FOLLOWING THE EXPIRATION OR EARLIER TERMINATION OF THE INITIAL TERM OF THE LEASE. PROVIDED THAT TENANT IS NOT IN DEFAULT UNDER THIS LEASE, BEYOND ALL APPLICABLE NOTICE AND CURE PERIODS, THE AMOUNT OF THE LC AND SECURITY DEPOSIT BEING HELD BY LANDLORD SHALL COLLECTIVELY BE REDUCED AS SET FORTH BELOW, EXCEPT THAT (a) THE LC AND SECURITY DEPOSIT SHALL REDUCE IF TENANT

SUBSEQUENTLY CURES ANY DEFAULT UNDER THIS LEASE, (b) TO THE EXTENT LANDLORD HAS NOT DRAWN UPON THE LC PURSUANT TO THE TERMS OF THIS LEASE, ANY REMAINING LC AND/OR SECURITY DEPOSIT SHALL BE RETURNED TO TENANT BY LANDLORD WITHIN THIRTY
(30) DAYS FOLLOWING THE EXPIRATION OF THE TERM OR EARLIER TERMINATION OF THIS LEASE.

          DATE OF REDUCTION                LC/SECURITY DEPOSIT AMOUNT

          1ST ANNIVERSARY                         $145,999.20
          2ND ANNIVERSARY                         $116,799.36

                  TENANT ACKNOWLEDGES THAT LANDLORD HAS THE RIGHT TO TRANSFER OR MORTGAGE ITS INTEREST IN THE PREMISES AND IN THIS LEASE AND TENANT AGREES THAT IN THE EVENT OF ANY SUCH TRANSFER OR MORTGAGE, LANDLORD SHALL TRANSFER AND ASSIGN THE LC AND/OR SECURITY DEPOSIT TO THE TRANSFEREE OR MORTGAGEE. THE SECURITY DEPOSIT AND/OR L-C SHALL be held by Landlord as security for Tenant's satisfactory performance of the terms, covenants and conditions of this Lease including the payment of Basic Rent (either pro-rated or entire month) and Late Payment of Rent Charges (as specified in Section 6 herein).

         (a) Application of Security Deposit. Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for payment of any Basic Rent (pro-rated or entire month), Additional Rent or Late Payment of Rent Charges or any other sum as to which Tenant is in default BEYOND APPLICABLE NOTICE AND CURE PERIODS or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease BEYOND APPLICABLE NOTICE AND CURE PERIODS including any damages or deficiency in the re-letting of the demised premises or other reentry by Landlord.

         (b) Replenishment of Security Deposit. If Landlord uses, applies or retains the whole or any part of the security, Tenant shall replenish the security to its original sum of ONE HUNDRED EIGHTY TWO THOUSAND FOUR HUNDRED NINETY NINE DOLLARS AND 99/100 ($182,499.99) within TEN (10) BUSINESS days after being notified by the Landlord of the amount due. Tenant shall be in default of this Lease if the amount due is not paid within the required period of time. THE SECURITY DEPOSIT, IF HELD IN CASH, SHALL ACCRUE INTEREST AT THE 1-YEAR "COMMERCIAL PAPER" RATE OF __________ BANK AND ACCRUED INTEREST SHALL BE DISBURSED TO TENANT ON EACH ANNIVERSARY OF THE COMMENCEMENT DATE.

         (c) Transfer of Property. In the event of a sale or leasing of the Real Property or any part thereof, of which the demised premises form a part, Landlord shall have the right to transfer the security to ANY OWNER OF THE ENTIRE REAL PROPERTY and Landlord shall ipso facto be released by Tenant from all liability for the return of said security; and Tenant agrees to look solely to the new Landlord for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer of assignment made of the security to a new landlord.

         (d) Prohibition on Tenant Assignment. Tenant covenants that it shall not assign or encumber the security deposit given to Landlord pursuant to this Lease. Neither Landlord, its successors or assigns shall be bound by any such assignment of encumbrance or any attempted assignment or encumbrance.

         (e) When Returned. In the event that Tenant shall fully and faithfully comply with all the terms, covenants and conditions of this Lease, any part of the security not used or retained by Landlord shall be returned to Tenant WITHIN THIRTY (30) DAYS after the Expiration Date of the Lease and inspection and approval of the Premises by Landlord, WHICH SHALL BE PERFORMED WITHIN SUCH THIRTY (30) DAY PERIOD, normal wear and tear expected and after delivery of exclusive possession of the demised premises to Landlord.

40. NOTICES: All notices provided for herein shall be in writing and shall be deemed to have been given when deposited in the United States mails, postage fully prepaid, and directed to the parties hereto at their respective addresses given below:

Landlord:         Notices only:          HIGHWOODS REALTY LIMITED PARTNERSHIP
                                         380 Knollwood Street, Suite 430
                                         Winston-Salem, North Carolina  27103

Landlord:         Payments only:         HIGHWOODS REALTY LIMITED PARTNERSHIP
                                         P.O. Box 65195
                                         Charlotte, North Carolina  28265-0195
                                         Tax ID # 56-1869557

TENANT:                                     ETOYS DISTRIBUTION, LLC
                                            202-C NORTH CHIMNEY ROCK ROAD
                                            GREENSBORO, NC 27409
                                            TAX ID #/SS# _____________________

                                            AND

                                            ETOYS INC.
                                            3100 OCEAN PARK BOULEVARD, SUITE 300
                                            SANTA MONICA, CALIFORNIA 90404
                                            ATTENTION: GENERAL COUNSEL

         Either party may, in addition, deliver written notice by hand delivery. Further, the parties hereto may give or receive notice by or from their respective attorneys and may, by like notice, designate a new address to which subsequent notice shall be directed.

41. COMPLIANCE WITH LAWS: In addition to other provisions herein, Tenant shall promptly execute and comply with all laws, ordinances, rules, regulations and requirements of any or all federal, state and municipal authorities having jurisdiction over the manner in which the Tenant's business is conducted, but only insofar as these laws, ordinances, rules and regulations and requirements are violated by the conduct of Tenant's business.

42. RULES AND REGULATIONS: Tenant, its agents, servants and invitees shall observe faithfully and comply strictly with the rules and regulations set forth on the schedule designated BUILDING RULES AND REGULATIONS, attached hereto as Exhibit "C" and by this reference made a part hereof. Landlord shall have the right, from time to time, during the term of this Lease to make reasonable changes in, and additions to, said rules and regulations, provided such changes and additions do not unreasonably affect the conduct of Tenant's business in the Premises OR USE OF BUILDING, PARKING OR LOADING DOCKS. Any failure by Landlord to enforce any said rules and regulations now or hereafter in effect, against Tenant, shall not constitute a waiver of such rules and regulations. The defined words in this Lease, whenever used in said rules and regulations, shall have the same meanings as herein.

43. HAZARDOUS WASTE: As used in this agreement, "Hazardous Waste" shall mean any hazardous or toxic substance, material, water or similar term which is regulated by local authorities, the State of North Carolina or the United States of America, including, but not limited to, any material, substance, waste or similar term which is (i) defined as a hazardous material under the laws of the State of North Carolina; (ii) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control act (33 U.S.C. Section 1317); (iii) defined as a hazardous waste under Section 1004 of the Federal Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et. seq.); (iv) defined as a hazardous waste substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, (42 U.S.C. Section 9601 et. seq.); (v) defined as a hazardous waste or toxic substance, waste, material or similar term in rules and regulations, as amended from time to time, which are adopted by any administrative agency including, but not limited to, the Environmental Protection Agency, the Occupational Safety and Health Administration, and any such similar local, state or federal agency having jurisdiction over the Premises whether or not such rules and regulations have the force of law; (vi) defined as a hazardous or toxic waste, substance, material or similar term in any statute, regulation, rule or law enacted or adopted at any time after the date of this agreement by local authorities, the State of North Carolina, or the federal government.

         The Tenant shall not cause or permit the existence upon, or the discharge from the Premises of any hazardous material, OTHER THAN IN NORMAL QUANTITIES IN CONNECTION WITH ITS BUSINESS AND IN FULL COMPLIANCE WITH APPLICABLE LAWS, and the Tenant shall immediately notify the Landlord of the existence of any OTHER hazardous material discovered on the Premises, whether placed there by spill, release, discharge, disposal or storage.

         The Tenant shall promptly pay, discharge, or remove any claim, charge or lien upon the Premises CAUSED BY TENANT, and shall indemnify and hold harmless the Landlord, from any and all loss, damage or expense resulting from such Hazardous Waste that exists upon or is discharged from the Premises AS A RESULT OF ACTIONS OF TENANT.

         This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by and federal, state or local governmental agency or political subdivision because of hazardous material present in the soil or ground water on or under the Premises CAUSED BY TENANT. Without limiting the foregoing, if the presence of any hazardous material on the Premises and Building caused by Tenant results in the contamination of the Premises or Building, Tenant shall promptly take all actions at its sole expense, as are necessary to return the same to the condition existing prior to the introduction of any such hazardous material thereto; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises and Building.

         Landlord reserves the right to inspect the Premises from time to time, but no more than twice a year, for the existence of Hazardous Waste. Tenant shall be responsible, if discovered, OF all costs associated with the immediate clean up and/or disposal of such Hazardous Waste CAUSED BY TENANT.

         LANDLORD HEREBY AGREES THAT IF ANY CLAIM IS EVER MADE AGAINST TENANT RELATING TO HAZARDOUS WASTE DISPOSED OF (OR ALLOWED TO BE DISPOSED OF) ON THE PREMISES BY LANDLORD OR LANDLORD'S EMPLOYEES, SERVANTS, AGENTS, LICENSEES OR INVITEES ("LANDLORD'S HAZARDOUS WASTE"), LANDLORD SHALL PAY ALL COSTS RELATED TO THE REMOVAL, DISPOSAL AND REMEDIATION OF THE LANDLORD'S HAZARDOUS WASTE AND ALL LIABILITY IMPOSED UPON, AND ALL DAMAGES SUFFERED BY TENANT DIRECTLY ARISING OUT OF LANDLORD'S HAZARDOUS WASTE AND LANDLORD AGREES TO INDEMNIFY, DEFEND, PROTECT AND HOLD TENANT HARMLESS FROM AND AGAINST ALL SUCH COSTS, LOSSES, LIABILITIES AND DAMAGES (A "LOSS") INCURRED BY TENANT (WHETHER SUCH LOSS IS A RESULT OF DAMAGE TO PERSON OR PROPERTY) AS THE RESULT OF LANDLORD'S HAZARDOUS WASTE.

         FURTHERMORE, IF THE PREMISES IS CONTAMINATED BY HAZARDOUS WASTE WHICH IS THE RESULT OF THE MIGRATION OF HAZARDOUS WASTE ONTO THE PREMISES FROM A PROPERTY ADJACENT THERETO OR AN ACT OR OMISSION OF A THIRD PARTY (EXCLUSIVE OF TENANT OR TENANT'S EMPLOYEES, SERVANTS, AGENTS, CONTRACTORS, ASSIGNEES, LICENSEES OR INVITEES) ("THIRD PARTY HAZARDOUS WASTE"), LANDLORD SHALL:

         (i) IF ANY CLAIM IS EVER MADE AGAINST LANDLORD AND TENANT RELATING TO SUCH THIRD PARTY HAZARDOUS WASTE ON OR AROUND THE PREMISES, AFFORD TENANT THE OPPORTUNITY TO BE REPRESENTED BY THE SAME LEGAL COUNSEL THAT REPRESENTS LANDLORD WITH RESPECT TO SUCH CLAIM, AND LANDLORD SHALL BE RESPONSIBLE FOR ALL COSTS RELATED TO THE LEGAL SERVICES PROVIDED BY THE LEGAL COUNSEL REPRESENTING LANDLORD AND TENANT WITH RESPECT TO SUCH CLAIM; PROVIDED, HOWEVER, LANDLORD SHALL NOT BE OBLIGATED TO AFFORD TENANT SUCH LEGAL REPRESENTATION IF LANDLORD'S LEGAL COUNSEL DETERMINES, IN ITS REASONABLE LEGAL OPINION, THAT IT IS UNABLE TO REPRESENT THE LANDLORD AND TENANT WITH RESPECT TO SUCH CLAIM BECAUSE OF A "CONFLICT OF INTEREST" WITH RESPECT TO THE REPRESENTATION OF BOTH LANDLORD AND TENANT IN SUCH MATTER (IN WHICH EVENT TENANT SHALL BE RESPONSIBLE FOR PROCURING ITS OWN LEGAL COUNSEL WITH RESPECT TO SUCH CLAIM AND PAYING FOR THE COSTS OF SUCH LEGAL SERVICES RELATED THERETO); AND

         (ii) ALLOW TENANT THE OPPORTUNITY TO TERMINATE THIS LEASE UPON WRITTEN NOTICE TO LANDLORD WITHIN THIRTY (30) BUSINESS DAYS AFTER TENANT'S DISCOVERY OF SUCH THIRD PARTY HAZARDOUS WASTE, BUT ONLY IF (A) LANDLORD HAS NOT INFORMED TENANT WITHIN SUCH THIRTY (30) DAY PERIOD THAT LANDLORD WILL ASSUME ALL COSTS RELATED TO ANY LOSS INCURRED BY TENANT ARISING OUT OF SUCH THIRD PARTY HAZARDOUS WASTE AND (B) TENANT HAS REASONABLY DETERMINED THAT TENANT OR ITS EMPLOYEES OR INVITEES WILL LIKELY INCUR A LOSS AS THE RESULT OF THE EXISTENCE OF SUCH THIRD PARTY HAZARDOUS WASTE ON THE PREMISES.


44. SURRENDER: The Tenant shall surrender the Premises in good and clean condition and repair AS WHEN RECEIVED, excepting only normal wear and tear and damage by fire or other casualty damage covered by insurance and paid to Landlord. Tenant shall not remain in the Premises without the benefit of a written Lease or renewal agreement executed by the parties hereto prior to the expiration of the then existing term. No other holding over of the Premises shall be allowed on any basis whatsoever.

         The delivery of keys or other such tender of possession of the Premises to Landlord or to an employee of Landlord shall not operate as a termination of this Lease or a surrender of the Premises.

           Any pro-rated rent or damages in excess of the security deposit held by Landlord shall be invoiced by Landlord and payable by Tenant within THIRTY
(30) days from the date of invoice.

45. HOLDOVER: In the event Tenant remains in possession of the leased premises after the expiration of the term of this Lease, without having first extended this Lease by written agreement with Landlord, such holding over shall not be construed as a renewal or extension of this Lease. Such holding over shall be deemed to have created and be construed as tenancy from month to month, terminable on 30 days notice in writing from either party to the other. The monthly rental to be paid shall be 150% of the monthly rental payable during the last month of the term of this Lease. All other terms and conditions of this Lease shall continue to be applicable for both Landlord and Tenant.

         If Tenant fails to surrender the Premises to Landlord on expiration of the term as required by this Section, Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to surrender the Premises, including without limitation, claims made by the succeeding Tenant resulting from Tenant's failure to surrender the Premises.

46. LIENS: If Tenant shall cause any material to be furnished to the Premises or labor to be performed thereon or therein, Landlord shall not under any circumstances be liable for the payment of any expenses incurred or for the value of any work done or material furnished. All such work shall be at Tenant's expense and Tenant shall be solely and wholly responsible to all contractors, laborers, and materialmen furnishing labor and material to the Premises. Nothing herein shall authorize the Tenant or any person dealing through, with or under Tenant to charge the Premises or any interest of the Landlord therein or this Lease with any mechanic's liens or other liens or encumbrances whatsoever. On the contrary, (and notice is hereby given) the right and power to charge any lien or encumbrance of any kind against the Landlord or its estate is hereby expressly denied.

47. BENEFITS, BURDENS AND ENTIRE AGREEMENT: This Lease is binding on and benefits the parties hereto and their respective heirs, legal representatives, successors, nominees and assigns. Liability hereunder shall be joint and several upon all who sign this agreement. Throughout this agreement the masculine gender shall be deemed to include the feminine, the feminine the masculine, the singular the plural and the plural the singular.

         This Lease contains the entire agreement between the parties hereto with respect to the Premises leased hereunder; further, this Lease may not be modified, altered or amended except by an instrument in writing, executed by the parties hereto or their respective heirs, legal representatives, successors, nominees or assigns and which instrument shall be attached hereto as an amendment to this Lease and shall thereby become a part hereof.

48. ATTORNEY'S FEES: If either Landlord or Tenant files an action to enforce any agreement contained in this Lease, or for breach of any covenant or condition, the prevailing party in any such action, or the party settling to its benefit, shall be reimbursed by the other party for reasonable attorneys' fees in the action.

         In the event Landlord refers a default by Tenant to an attorney for collection and a suit is not filed, Tenant agrees to pay reasonable attorney fees if action is not filed thereunder.

49. GOVERNING LAW: This Lease shall be governed by and construed under the laws of the State of North Carolina.

50. ESTOPPEL CERTIFICATES: Tenant shall execute and deliver to Landlord, upon its occupancy of the Premises, a certificate/statement provided by Landlord, certifying that this Lease is unmodified and in full force and effect and other factual data relating to the Lease or the Premises which Landlord may reasonably request. Furthermore, Tenant may be required, from time to time during the term of the Lease, to execute and deliver to Landlord a COMMERCIALLY REASONABLE certificate/statement for purposes of refinancing, syndication, sale of property, etc. In such event, Tenant shall have FIFTEEN (15) BUSINESS days from its receipt thereof from Landlord to execute and deliver such fully executed COMMERCIALLY REASONABLE certificate/statement to Landlord. Tenant's failure to execute said COMMERCIALLY REASONABLE certificate shall constitute a default hereunder.

51. BROKERAGE FEES: Tenant represents and warrants that it has not dealt with any real estate broker, finder or other person, with respect to this Lease in any manner, except CRESA PARTNERS ("CRESA") whose address is 11726 SAN VICENTE BOULEVARD, SUITE 500, LOS ANGELES, CA 90049,. Landlord shall pay only any commissions or fees that are payable to the above-named broker or finder with respect to this Lease pursuant to Landlord's separate agreement with such broker or finder. Tenant shall indemnify and hold Landlord harmless from any and all damages resulting from claims that may be asserted against Landlord by any other broker, finder or other person (including, without limitation, any substitute or replacement broker claiming to have been engaged by Tenant in the future), claiming to have dealt with Tenant in connection with this Lease or any amendment or extension hereto, or which may result in Tenant leasing other or enlarged space from Landlord. The provisions of this paragraph shall survive the termination of this Lease.

52. EVIDENCE OF AUTHORITY: If requested by Landlord, Tenant shall furnish appropriate legal documentation evidencing the valid existence and good standing of Tenant and the authority of any parties signing this Lease to act for Tenant. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in North Carolina, that the corporation has full right and authority to enter into this Lease and that each of the persons signing on behalf of the corporation is authorized to do so.

53. LEASE REVIEW; DATE OF EXECUTION: The submission of this Lease to Tenant for review does not constitute a reservation of or option for the Premises, and this Lease shall become effective as a contract only upon execution and delivery by both Landlord and Tenant. The date of execution shall be entered on the top of the first page of this Lease by Landlord, and shall be the date on which the last party signed the Lease, or as otherwise may be specifically agreed by both parties. Such date, once inserted, shall be established as the final date of ratification by all parties to this Lease, and shall be the date for use throughout this Lease as the "date of execution" or "execution date".

54. ABATEMENT EVENT: IN THE EVENT THAT TENANT IS PREVENTED FROM USING, AND DOES NOT USE, THE PREMISES OR ANY PORTION THEREOF, AS A RESULT OF ANY OCCURRENCE OUTSIDE THE REASONABLE CONTROL OF TENANT (AN "ABATEMENT EVENT"), THEN RENT SHALL BE ABATED OR REDUCED, AS THE CASE MAY BE, FOR SUCH TIME THAT TENANT CONTINUES TO BE SO PREVENTED FROM USING, AND DOES NOT USE, THE PREMISES OR A PORTION THEREOF, IN THE PROPORTION THAT THE RENTABLE AREA OF THE PORTION OF THE PREMISES THAT TENANT IS PREVENTED FROM USING, AND DOES NOT USE, BEARS TO THE TOTAL RENTABLE AREA OF THE PREMISES; PROVIDED, HOWEVER, IN THE EVENT THAT TENANT IS PREVENTED FROM USING, AND DOES NOT USE, A PORTION OF THE PREMISES AND THE REMAINING PORTION OF THE PREMISES IS NOT SUFFICIENT TO ALLOW TENANT TO EFFECTIVELY CONDUCT ITS BUSINESS THEREIN, AND IF TENANT DOES NOT CONDUCT ITS BUSINESS FROM SUCH REMAINING PORTION, THEN RENT SHALL BE ABATED FOR SUCH TIME AS TENANT CONTINUES TO BE SO PREVENTED FROM USING, AND DOES NOT USE, THE ENTIRE PREMISES; PROVIDED, HOWEVER, NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS SECTION 54, TENANT'S RENT SHALL ONLY BE ABATED IN THE AMOUNT PAID UNDER ANY LOSS OF RENTS POLICY COVERING THE OCCURRENCE, WHICH LANDLORD AGREES TO USE COMMERCIALLY REASONABLE EFFORTS TO COLLECT.

55. CONFIDENTIALITY. EXCEPT AS MAY BE REQUIRED BY SUBPOENA OR OTHER LEGAL REQUIREMENT OR FOR THE PURPOSES OF OR EXCEPT AS MAY BE REASONABLY REQUIRED IN CONNECTION WITH THE SALE, RE-LEASING, FINANCING OR REFINANCING OF THE PREMISES, ALL INFORMATION LEARNED BY OR DISCLOSED TO LANDLORD WITH RESPECT TO TENANT'S BUSINESS (INCLUDING WITHOUT LIMITATION, A COPY OF THIS LEASE AND THE TERMS HEREOF AND PAYMENTS DUE HEREUNDER) OR INFORMATION DISCLOSED OR DISCOVERED DURING AN ENTRY BY LANDLORD INTO THE PREMISES, SHALL BE KEPT STRICTLY CONFIDENTIAL BY LANDLORD, LANDLORD'S LEGAL REPRESENTATIVES, SUCCESSORS, ASSIGNS, EMPLOYEES, SERVANTS AND AGENTS AND SHALL NOT BE USED (EXCEPT FOR LANDLORD'S CONFIDENTIAL INTERNAL PURPOSES) OR DISCLOSED TO OTHERS BY LANDLORD, OR LANDLORD'S SERVANTS, AGENTS, EMPLOYEES, LEGAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS, WITHOUT THE

EXPRESS PRIOR WRITTEN CONSENT OF TENANT, WHICH TENANT MAY WITHHOLD IN ITS SOLE AND ABSOLUTE DISCRETION. ANY AND ALL INFORMATION CONVEYED TO THE MEDIA AND/OR THE BUSINESS COMMUNITY, WHETHER IN THE FORM OF INFORMAL OR FORMAL DISCUSSION, PRESS RELEASES, DIRECT MAIL OR OTHER BROADLY DISTRIBUTED ANNOUNCEMENTS REGARDING DISCUSSIONS, NEGOTIATIONS, LEASE SIGNING, OCCUPANCY BY TENANT OR SUCH SUBSEQUENT AGREEMENTS BETWEEN TENANT AND LANDLORD CONCERNING THIS LEASE SHALL BE CONVEYED EXCLUSIVELY BY TENANT (THIS INCLUDES ANY AND ALL CONTACT WITH PRINT OR BROADCAST REPORTS, AS WELL AS PAID ADVERTISING).

56. SECURITY. TENANT SHALL HAVE THE RIGHT TO INSTALL ITS OWN SECURITY/ALARM SYSTEM AND/OR HAVE ITS OWN SECURITY PERSONNEL IN THE PREMISES, AT TENANT'S SOLE COST AND EXPENSE, WITHOUT OBTAINING THE LANDLORD'S PRIOR WRITTEN CONSENT.

57. LANDLORD ACTIONS. LANDLORD HEREBY REPRESENTS AND WARRANTS TO TENANT THAT TENANT'S USE OF THE PREMISES, AS SPECIFIED HEREIN, AND TENANT'S OTHER RIGHTS UNDER THIS LEASE, SHALL NOT BY ANY ACT OR OMISSION OF LANDLORD AT ANY TIME DURING THE TERM OF THIS LEASE BE PROHIBITED OR OTHERWISE RESTRICTED BY ANY COVENANT, CONDITION OR RESTRICTION, EASEMENT OR ANY OTHER DOCUMENT OR MATTER AFFECTING TITLE OR USE OF THE PREMISES OR ANY PART THEREOF.

58. STANDARD FOR CONDUCT AND CONSENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE LEASE, REGARDLESS OF ANY REFERENCE TO THE WORDS "SOLE" OR "ABSOLUTE" (BUT EXCEPT FOR MATTERS WHICH WILL HAVE AN ADVERSE EFFECT ON THE (i) STRUCTURAL INTEGRITY OF THE PREMISES, (ii) THE PREMISES' PLUMBING, HEATING, LIFE SAFETY, VENTILATING, AIR CONDITIONING, MECHANICAL OR ELECTRICAL SYSTEMS ("PREMISES SYSTEMS"), OR (iii) THE EXTERIOR APPEARANCE OF THE PREMISES (WHEREUPON IN EACH SUCH CASE LANDLORD'S DUTY IS TO ACT IN GOOD FAITH AND IN COMPLIANCE WITH THE LEASE), ANY TIME THE CONSENT OF LANDLORD OR TENANT IS REQUIRED, SUCH CONSENT SHALL NOT BE UNREASONABLY WITHHELD, CONDITIONED OR DELAYED. WHENEVER THE LEASE GRANTS LANDLORD OR TENANT THE RIGHT TO TAKE ACTION, EXERCISE DISCRETION, OR MAKE ALLOCATIONS OR OTHER DETERMINATIONS, LANDLORD AND TENANT SHALL ACT REASONABLY AND IN GOOD FAITH.

59. SUBORDINATION OF LANDLORD'S LIEN. LANDLORD HEREBY SUBORDINATES TO ALL SUPPLIERS, LESSORS AND LENDERS (EACH, A "SECURED PARTY") ANY INTERESTS, LIENS OR CLAIMS THAT LANDLORD MIGHT HOLD, STATUTORY, CONTRACTUAL OR OTHERWISE, TO ANY PERSONAL PROPERTY (AS DEFINED BELOW) OR TRADE FIXTURES (AS DEFINED BELOW) NOW OR HEREAFTER OWNED OR LEASED BY TENANT AND LOCATED AT THE PREMISES (THE "COLLATERAL"). SUCH SUBORDINATION IS EFFECTIVE WITHOUT ANY FURTHER ACT OF LANDLORD; HOWEVER, LANDLORD, WITHIN FIVE (5) DAYS AFTER DEMAND FROM TENANT, SHALL EXECUTE AND DELIVER ANY REASONABLE AND CUSTOMARY INSTRUMENTS, RELEASES OR OTHER DOCUMENTS (INDIVIDUALLY OR COLLECTIVELY, "SUBORDINATION AGREEMENT") REQUIRED BY A SECURED PARTY TO: (i) EVIDENCE LANDLORD'S CONSENT TO SUCH SECURED PARTY'S SECURITY INTEREST (OR OTHER INTEREST) IN THE COLLATERAL; (ii) EVIDENCE LANDLORD'S SUBORDINATION TO SUCH SECURED PARTY OF LANDLORD'S INTERESTS, LIENS OR CLAIMS, IF ANY, IN THE COLLATERAL; (iii) GRANT TO SUCH SECURED PARTY THE RIGHT TO ENTER UPON THE PREMISES FOR THE PURPOSES OF REMOVING ANY COLLATERAL (PROVIDED SUCH ENTRY DOES NOT EXCEED 14 DAYS AND SUCH SECURED PARTY AGREES TO MAKE ANY RESTORATION TO THE PREMISES THAT IS NECESSITATED BY THE REMOVAL AND FURTHER INDEMNIFIES LANDLORD FOR ANY LOSS OR DAMAGE ARISING FROM SUCH SECURED PARTY'S ENTRY ON TO THE PREMISES); AND (iv) GRANT TO SUCH SECURED PARTY SUCH OTHER RIGHTS OR ASSURANCES AS IT MAY REASONABLY AND CUSTOMARILY REQUEST. NOTWITHSTANDING THE FOREGOING, A SUBORDINATION AGREEMENT MAY PROVIDE THAT LANDLORD SHALL USE COMMERCIALLY REASONABLE EFFORTS, BUT SHALL HAVE NO OBLIGATION, TO PROVIDE SUCH SECURED PARTY WITH A COPY OF ANY WRITTEN NOTICE OF DEFAULT DELIVERED TO TENANT BY LANDLORD, AND LANDLORD'S FAILURE TO SO PROVIDE SHALL NOT CONSTITUTE A DEFAULT BY LANDLORD UNDER SUCH SUBORDINATION AGREEMENT. FOR PURPOSES OF THIS SECTION 59, "PERSONAL PROPERTY" SHALL MEAN ANY INVENTORY, ACCOUNTS, EQUIPMENT, FURNITURE, MERCHANDISE, GENERAL INTANGIBLES AND MOVABLE PROPERTY. FOR PURPOSES OF THIS SECTION 59, "TRADE FIXTURES" SHALL MEAN ANY PROPERTY INSTALLED FOR PURPOSES OF BUSINESS TRADE, MANUFACTURE, ORNAMENT OR RELATED USE.

60. INSTALLATION OF OPTIC CABLES: LANDLORD WILL GRANT TENANT THE
ABILITY TO CONNECT BOTH FACILITIES (202 A/B & 202 D) WITH FIBER OPTIC CABLES. TENANT AGREES TO REPAIR AND REPLACE ALL MATERIALS DISTURBED DURING THIS PROCESS TO A CONDITION EQUAL TO THE ORIGINAL CONDITION.

61. CONSTRUCTION OF PASS THRUS: LANDLORD WILL ALLOW TENANT TO CONSTRUCT AT ITS SOLE COST AND EXPENSE, PASS THRUS IN THE 202 A/B BUILDING DIMISING WALL AS LARGE AS STRUCTURALLY PERMITTED UPON PRIOR LANDLORD APPROVAL, SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement or have caused their duly authorized representatives to execute same in two (2) original counterparts, as of the day and year first above written.


                                     LANDLORD:
                                     HIGHWOODS REALTY LIMITED PARTNERSHIP,
                                     a North Carolina Limited Partnership
                                     By: Highwoods Properties, Inc.,
                                     General Partner
Attest:


_____________________________        By: /s/ Matthew Crawford
Assistant Secretary                        Matthew Crawford
(Corporate Seal)                            VICE President

                                     TENANT:
                                     ETOYS DISTRIBUTION, LLC, A DELAWARE
                                     LIMITED LIABILITY COMPANY
Witness:


_____________________________        By: Jordan Posell, Vice President

STATE OF NORTH CAROLINA             )
                                    )                            ACKNOWLEDGMENT
COUNTY OF FORSYTH                   )




         I, __________________________________________, a Notary Public for the
aforesaid State and County, do hereby certify that JULIE K. GOCO personally came before me this day and acknowledged to me that she/he is the Assistant Secretary of HIGHWOODS PROPERTIES, INC., a North Carolina Corporation, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed in its name by MATTHEW CRAWFORD, its VICE President, sealed with its corporate seal, and attested to by JULIE K. GOCO, its Assistant Secretary.

         Witness my hand and official seal or stamp, this the __________ day of ____________________, 20__.







My Commission Expires:                                  ------------------------
                      ------------------------           Notary Public

^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^


STATE OF ___________________        )
                                    )                            ACKNOWLEDGMENT
COUNTY OF _________________         )



         I, __________________________________________, a Notary Public for the
aforesaid State and County, do hereby certify that ______________________________________ of ETOYS DISTRIBUTION, LLC, A DELAWARE
LIMITED LIABILITY COMPANY, personally came before me this day and acknowledged the due execution of the foregoing instrument on behalf of the company.


         Witness my hand and official seal or stamp, this the __________ day of __________________, 20__.



My Commission Expires:                                  ------------------------
                      ------------------------           Notary Public

                                   EXHIBIT "C"

                          BUILDING RULES & REGULATIONS

1. Tenant shall not do or permit anything to be done in the Premises or in the Building which will in any way increase (UNLESS TENANT PAYS THE SAME) the rate payable, or violate any provision, in respect of any policy of fire insurance on the Building or Landlord's property therein; use the Premises as sleeping apartments; engage in or permit games of chance or any form of gambling or immoral conduct in or about the Premises; leave Premises unoccupied without locking all doors, extinguishing lights and turning off all water outlets; encumber or obstruct or deposit rubbish and similar substances in the parking and loading areas, sidewalks or entrance areas; bring or keep any flammable, combustible or explosive substances, to or in the Building EXCEPT IN ACCORDANCE WITH ALL APPLICABLE LAWS; violate security procedures REASONABLY established by Landlord, or in any way create a nuisance.

2. Tenant shall not use the Premises or the Building for any purpose that will damage the Premises or the Building or for any purposes other than those specified in the Lease.

3. Canvassing, soliciting and peddling in and about the Building are prohibited, and Tenant shall cooperate to prevent such activities.

4.

5.

6. Tenant shall not place a load on any floor in the Premises exceeding the floor load limit which such floor was designed to carry, nor shall Tenant install, operate or maintain in the Premises any heavy item or equipment except in such manner as to achieve a proper distribution of weight.

7. Tenant shall not use scotch tape or other adhesive material for the purposes of hanging items on the interior walls of the Premises.

8. Tenant shall not deposit any trash, refuse, cigarettes, or other substances of any kind out of the Building, except in the refuse containers provided therefor. In addition, if Tenant shall place or allow or cause to be placed in the garbage dumpsters excess trash or refuse, such as boxes or cartons, which would necessitate an additional pick-up for such garbage dumpsters, the Tenant shall be responsible for such additional pick-up at its sole cost and expense. Tenant shall exercise its best efforts to keep the sidewalks, entrances in and about the Building clean and free from rubbish. The outside areas immediately adjoining the Premises shall be kept clean and free from snow, ice, dirt and rubbish by Tenant, and Tenant shall not place, suffer or permit any obstruction or storage or display of goods in such areas.

9. Tenant shall not use the washrooms, rest rooms and plumbing fixtures of the Building, and appurtenances thereto, for any other purpose than the purposes for which they were constructed, and Tenant shall not deposit any sweepings, rubbish, rags or other improper substances therein. Tenant shall not waste water by interfering or tampering with the faucets or otherwise. If Tenant or Tenant's servants, employees, agents, contractor, jobbers, licensees, invitees, guests or visitors cause any damage to such washrooms, rest rooms, plumbing fixtures or appurtenances, such damage shall be repaired at Tenant's expense, and Landlord shall not be responsible therefor.

10. Landlord shall have the right to prohibit any publicity, advertising or use of the name of the Building by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue any such publicity, advertising or use of the Building name.

11. The sashes, sash doors, skylights, windows and doors that reflect or admit light or air into the leased area shall not be covered or obstructed by Tenant without Landlord's prior written approval. Tenant hereby agrees to keep the Premises at a temperature sufficiently high to prevent freezing of water pipes and fixtures.

12.

13. Tenant, upon the termination of its lease, shall deliver to Landlord all keys to doors in the Building. In the event of the loss of any key, it shall be the sole responsibility and expense of Tenant to have the locks to the Premises re-keyed or additional locks installed.

14. In the event Landlord provides a VIM Postal Unit, keys for such unit will be distributed at the time of occupancy. Landlord however, will not be responsible for: (a) the replacement of lost or damaged keys or issuance of extra keys; (b) incorrect distribution of mail; (c) delivery schedules of mail; or (d) mail delivery to door.

15. Tenant shall have cleaned, at its expense, not less than semiannually, the carpet that has been provided by the Landlord for Tenant's use.

16. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any lease of premises in the Building.

                                   EXHIBIT "D"

                             INSURANCE REQUIREMENTS


As referenced in Section 21 herein, an insurance certificate must be provided to Landlord within thirty (30) days of execution of this Lease showing those coverages specified. The following information must be incorporated on all certificates:


1)       Tenant's specific leased property address;

2)       Thirty (30) day cancellation notice to Landlord; and

3) Highwoods Realty Limited Partnership (Landlord) specifically named as CERTIFICATE HOLDER AND ADDITIONAL INSURED.

                                   EXHIBIT "E"


                           PARKING RULES & REGULATIONS


         Tenant shall be entitled to park on the parking areas located adjacent to the Building(s) within which the Premises are located.

         Parking as used herein means the use by Tenant's employees, its visitors, invitees and customers of those portions of the parking area designed by Landlord for the parking of motor vehicles in connection with use of and/or visits to the Premises. Tenant agrees and covenants to park all trucks, trailers or other commercial vehicles in the parking spaces at the rear of the Building(s) within which the Premises are located or where otherwise designated by Landlord. No vehicle, equipment or machinery may be repaired, serviced, cleaned, steam cleaned, lubricated, sandblasted, painted or otherwise maintained in any parking areas, roadways or service areas adjacent to or surrounding the Building(s) in which the Premises are located, or anywhere within the parking area. Any vehicle belonging to Tenant, or Tenant's employees, agents, subcontractors, contractors, licensees, invitees or visitors abandoned (72 hours without movement constitutes abandonment) or disabled or in a state of non-operation or disrepair shall not be permitted. Tenant hereby agrees to enforce said restriction with respect to Tenant's own vehicles and those of Tenant's employees, agents, visitors, contractors and subcontractors, licensees and invitees. Landlord accepts no responsibility for theft, collision, vandalism, fire, acts of God or any other casualty of vehicles or equipment parked or stored in the parking area or for removal required as set forth in this paragraph while the vehicle or equipment is under tow or otherwise stored.

                                    EXHIBIT F
                              FORM LETTER OF CREDIT


APPLICANT:        [NEED COMPLETE NAME AND ADDRESS]

BENEFICIARY:      [NEED COMPLETE NAME AND ADDRESS]

AMOUNT:  USD___________________

EXPIRY DATE AND PLACE FOR PRESENTATION OF DOCUMENTS: _________________
-----------------------------------,      ------------------------------------,
-----------------------------------

CREDIT IS AVAILABLE WITH ______________________ BANK AGAINST PAYMENT OF DRAFTS DRAWN AT SIGHT ON ___________________________ BANK,
___________________________________, ______________________________________,
_______________, CALIFORNIA.

DOCUMENTS REQUIRED:

1.  THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT AND AMENDMENT(S) IF ANY.

2. BENEFICIARY'S STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER CERTIFYING THAT [APPLICANT' NAME] IS IN DEFAULT OR THAT AN EVENT OF DEFAULT HAS OCCURRED UNDER ONE OR MORE OF THE TERMS OF THAT CERTAIN LEASE AGREEMENT DATED [GIVE DATE] THAT EXISTS BETWEEN [APPLICANT'S NAME] AND BENEFICIARY AND THAT ANY APPLICABLE CURE PERIOD HAS LAPSED WITHOUT REMEDY.

SPECIAL CONDITIONS:

ALL INFORMATION REQUIRED WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING.

ALL SIGNATURES MUST BE MANUALLY EXECUTED IN ORIGINALS.

PARTIAL DRAWINGS MAY BE MADE UNDER THIS LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS LETTER OF CREDIT.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR THREE HUNDRED SIXTY-FOUR (364) DAY PERIODS FROM THE PRESENT EXPIRATION DATE HEREOF, UNLESS THIRTY (30) DAYS PRIOR TO ANY SUCH DATE, WE SHALL NOTIFY YOU IN WRITING BY CERTIFIED MAIL OR COURIER SERVICE AT THE ABOVE LISTED ADDRESS THAT WE ELECT NOT TO CONSIDER THIS IRREVOCABLE LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD. UPON RECEIPT BY YOU OF SUCH NOTICE, YOU MAY DRAW HEREUNDER BY MEANS OF YOUR DRAFT(S) ON US AT SIGHT ACCOMPANIED BY YOUR ORIGINAL SIGNED STATEMENT WORDED AS FOLLOWS:
[BENEFICIARY] HAS RECEIVED NOTICE FROM ___________________ BANK THAT THE EXPIRATION DATE OF LETTER OF CREDIT NO. [INSERT L/C NO.] WILL NOT BE EXTENDED FOR AN ADDITIONAL PERIOD. AS OF THE DATE OF THIS DRAWING, [BENEFICIARY] HAS NOT RECEIVED A SUBSTITUTE LETTER OF CREDIT OR OTHER INSTRUMENT ACCEPTABLE TO [BENEFICIARY] AS SUBSTITUTE FOR ___________ BANK LETTER OF CREDIT NO. [INSERT L/C NO.]. THE PROCEEDS OF THIS DRAWING WILL BE APPLIED TO SATISFY ANY CLAIMS, INTEREST AND CHARGES OUTSTANDING RELATIVE TO THE OBLIGATIONS DUE FROM [APPLICANT].

NOTWITHSTANDING THE ABOVE, THE FINAL EXPIRATION DATE SHALL BE _________________. THIS LETTER OF CREDIT WILL BE AUTOMATICALLY REDUCED AS PER THE FOLLOWING SCHEDULE PROVIDING (A) A DRAWING OR DRAWINGS DID NOT TAKE PLACE IN ACCORDANCE WITH THE TERMS OF THE LETTER OF CREDIT (B) YOU HAVE NOT NOTIFIED US IN WRITING THAT A DEFAULT UNDER THE LEASE HAS OCCURRED AND IS CONTINUING AS OF THE DATE OF SUCH NOTICE AND (C) THE BALANCE OUTSTANDING IS AVAILABLE UNDER THIS LETTER OF CREDIT TO CAUSE SUCH REDUCTIONS TO OCCUR.

                   DATE OF REDUCTION                   LC AMOUNT

                   ------------------                 -------------
                   ------------------                 -------------
                   ------------------                 -------------
                   ------------------                 -------------
                   ------------------                 -------------
                   ------------------                 -------------


THIS LETTER OF CREDIT IS TRANSFERABLE IN WHOLE ONLY TO A SUBSEQUENT OWNER OR LENDER OF THE PROJECT. YOU MAY TRANSFER THIS LETTER OF CREDIT TO YOUR TRANSFEREE OR SUCCESSOR UPON SATISFACTORY DELIVERY AND PRESENTATION TO THE ISSUING BANK OF
(1) THE ORIGINAL STANDBY L/C AND AMENDMENTS, IF ANY, FOR PROPER ENDORSEMENT (2) A REQUEST FOR TRANSFER ON THE ISSUER'S USUAL TRANSFER FORM (3) VERIFICATION OF SIGNATURE AND AUTHORITY ON SUCH TRANSFER FORM SIGNING FOR THE BENEFICIARY (4) PAYMENT OF A TRANSFER FEE AND (5) ANY OTHER REQUIREMENTS RELATIVE TO THE UCP 500 AND U.S. GOVERNMENT REGULATIONS. IN THE EVENT THIS LETTER OF CREDIT IS TRANSFERRED, THE TRANSFEREE SHALL BE THE BENEFICIARY HEREOF AND DRAFTS AND DOCUMENTS PURSUANT HERETO MUST BE PURPORTEDLY EXECUTED BY THE TRANSFEREE.

ALL DRAFTS AND DOCUMENTS REQUIRED UNDER THIS LETTER OF CREDIT MUST BE MARKED:
"DRAWN UNDER _____________________ BANK LETTER OF CREDIT NO. [INSERT L/C NO.]"

ALL DOCUMENTS ARE TO BE DISPATCHED IN ONE LOT BY COURIER SERVICE TO __________ BANK, ______________________________, ______________________________________.,
________________________________________

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT BE IN ANY WAY MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT THIS OFFICE ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS CREDIT IS SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS"(1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 500).

                                                                EXHIBIT 10.31(b)

                           LEASE PROVISIONS & EXHIBITS


LANDLORD:  HIGHWOODS REALTY LIMITED PARTNERSHIP

TENANT: eTOYS DISTRIBUTION, LLC                       LEASE DATE: March 16, 2000
------                                                ----------

BUILDING ADDRESS: 202-C North Chimney Rock Road, Greensboro,
                  North Carolina 27409

NOTICES ADDRESS:  202-C North Chimney Rock Road, Greensboro,
                  North Carolina 27409

RENTABLE SQUARE FOOTAGE: 72,000

LEASE TERM: Three (3) Years                 RENT COMMENCEMENT: See Section 4.
----------                                  -----------------


TERM:                      MONTHLY RENT:                      ANNUAL RENT:                       PRICE P.R.S.F.:
----                       ------------                       -----------                        --------------
Year 1                     $21,900.00                         $262,800.00                        $3.65
Year 2                     $22,320.00                         $267,840.00                        $3.72
Year 3                     $22,740.00                         $272,880.00                        $3.79

                 ALL RENTS ARE DUE ON THE 1ST DAY OF EACH MONTH

BROKER: CRESA Partners

COMMISSION PAID: 4.00%

SECURITY DEPOSIT: $65,700.00                                PRO-RATA %: 100.00%

EXPENSE PASS THRU'S:
Taxes:                              Entire Cost
Insurance:                          Entire Cost
Common Area Maintenance:            Entire Cost

PAID DIRECTLY BY TENANT:
x        Janitorial                     x        Extermination
x        Garbage                        x        Light Bulbs
x        Water/Sewer                    x        Interior Maintenance
x        Security                       x        Signage
x        Electrical/Gas                 x        Plate Glass Breakage
x        HVAC                           x        Fire Extinguisher Maintenance

EXHIBITS ATTACHED:
x        A     Site Plan                x        D    Insurance Requirements
x        B     Building Layout/Specs    x        E    Restrictive Covenants
x        C     Rules & Regulations      x        F    Form Letter of Credit

NORTH CAROLINA             }
                           }                                    LEASE AGREEMENT
FORSYTH COUNTY             }


         THIS LEASE, made and entered into this the 16th day of March 2000, by and between HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina Limited Partnership, hereinafter referred to as "Landlord" and ETOYS DISTRIBUTION, LLC, A DELAWARE LIMITED LIABILITY COMPANY, hereinafter referred to as "Tenant".

                                    RECITALS

         Landlord is seized of the business premises described herein, having space therein to let. Tenant desires to lease such space from Landlord. The parties desire to enter into a Lease Agreement defining their respective rights, duties and liabilities relating to the premises.

         IN CONSIDERATION of the mutual covenants contained herein, the parties agree as follows:

1. DESCRIPTION OF PREMISES: Landlord represents and warrants that it is the owner in fee simple of a 72,000 rentable square foot building (the "Building") located at 202-C NORTH CHIMNEY ROCK ROAD, GREENSBORO, GUILFORD COUNTY, NORTH CAROLINA, being more fully illustrated on Exhibit "A" attached hereto and hereby made a part hereof. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, LANDLORD AND TENANT ACKNOWLEDGE AND AGREE THAT THE BASE RENT HAS BEEN CALCULATED UNDER THIS LEASE ASSUMING 200,000 RENTABLE SQUARE FEET IN THE PREMISES AND THAT TENANT SHALL HAVE THE RIGHT, EXERCISABLE WITHIN THIRTY (30) DAYS AFTER THE COMMENCEMENT DATE TO REMEASURE THE PREMISES. THE PARTIES AGREE THAT THE SQUARE FOOTAGE OF THE PREMISES SHALL BE MEASURED TO THE EXTERIOR DRIPLINE. IN THE EVENT THAT THE REMEASUREMENT OF THE PREMISES BY THE TENANT INDICATES THAT THE SQUARE FOOTAGE OF THE PREMISES IS DIFFERENT THAN 72,000 RENTABLE SQUARE FEET, TENANT SHALL PROVIDE LANDLORD WITH WRITTEN NOTICE OF TENANT'S CALCULATION OF THE SQUARE FOOTAGE OF THE PREMISES. IF LANDLORD AGREES WITH TENANT'S CALCULATION, BASE RENT AND COMMISSIONS SHALL BE ADJUSTED BASED UPON THE ACTUAL NUMBER OF SQUARE FEET IN THE PREMISES. IF LANDLORD DISAGREES WITH TENANT'S REMEASUREMENT AND LANDLORD AND TENANT CANNOT AGREE ON THE CORRECT SQUARE FOOTAGE OF THE PREMISES, SUCH DISPUTE SHALL BE RESOLVED BY SUBMITTAL TO THE APPROPRIATE JURISDICTION. IN ANY EVENT, IF THE ACTUAL SQUARE FOOTAGE OF THE PREMISES TURNS OUT TO BE DIFFERENT THAN 72,000 RENTABLE SQUARE FEET, THE BASE RENT SHALL BE ADJUSTED ACCORDINGLY RETROACTIVE TO THE COMMENCEMENT DATE.

         The Leased Space shall consist of that portion of said Building and other improvements, INCLUDING WITHOUT LIMITATION, ALL SURROUNDING LAND, IMPROVEMENTS AND PARKING AREAS in the amount of 72,000 rentable square feet, said space hereinafter referred to as the "Premises". The entire Premises shall be for the exclusive use of Tenant, its agents, servants, employees and invitees for office, WAREHOUSE, STORING, RECEIVING, SHIPPING, SELLING and related uses.

2. TERM: The term of this Lease shall be for a period of THREE (3) YEARS, beginning UPON THE DATE OF "SUBSTANTIAL COMPLETION," AS THAT TERM IS DEFINED IN SECTION 4 BELOW, the "Commencement Date", and continuing thereafter for a period of three (3) years, the "Termination Date".

3. BASE RENT: Tenant shall pay base rental for the Premises leased in the amount as follows:


         TERM:      MONTHLY RENT:       ANNUAL RENT:        PRICE P.R.S.F.:
         -----      -------------       ------------        ---------------
         Year 1     $21,900.00          $262,800.00         $3.65
         Year 2     $22,320.00          $267,840.00         $3.72
         Year 3     $22,740.00          $272,880.00         $3.79

         All rental payments are payable in advance on the first (1st) day of each month without prior offset or deduction, EXCEPT AS OTHERWISE PROVIDED HEREIN, to Landlord at Landlord's address specified in Section 41 hereof entitled "NOTICES" or at such other place as Landlord may direct. In the event any Tenant check tendered to Landlord in payment of its obligations hereunder is returned by Tenant's bank for insufficient funds, any and all charges incurred by Landlord as a result shall be billed to Tenant by Landlord as additional rent hereunder.

4. OCCUPANCY  AND  ACCEPTANCE  OF  PREMISES:   Landlord  shall  deliver
actual possession of the Premises to Tenant on the Commencement Date. THE TERM "SUBSTANTIAL COMPLETION" SHALL MEAN THE DATE (I) LANDLORD DELIVERS THE PREMISES TO TENANT according to the specifications indicated in Exhibit "B" TO BE ADDED and by this reference made a part hereof, (II) Landlord HAS FURNISHED to Tenant evidence obtained from local governmental authorities having jurisdiction that the Premises have been duly inspected and approved for Tenant's LEGAL OCCUPANCY, (III) ALL BUILDING SYSTEMS AND EQUIPMENT ARE IN GOOD WORKING ORDER AND CONDITION, AND (IV) THE PREMISES AND ALL SYSTEMS AND EQUIPMENT

THEREIN SHALL BE IN FULL COMPLIANCE WITH ALL APPLICABLE LAWS IN EFFECT AS OF THE COMMENCEMENT DATE. If the Premises are ready for Tenant's occupancy FOR BUSINESS PURPOSES prior to the Commencement Date, Landlord shall so notify Tenant and Tenant may accept such early occupancy, provided, however, in such event Tenant shall pay to Landlord base rental calculated on a daily basis assuming a 365 day year, for each day Tenant shall occupy the Premises prior to the Commencement Date. If permission is given to Tenant to occupy the Demised Premises FOR BUSINESS PURPOSES prior to the date of commencement of the term hereof, such occupancy shall be subject to all the provisions of this Lease except those relating to the term of this Lease. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, IMMEDIATELY AFTER EXECUTION AND DELIVERY OF THIS LEASE, TENANT, AT TENANT'S OPTION, SHALL BE PERMITTED TO ENTER THE PREMISES FOR THE PURPOSE OF
INSTALLING  FURNITURE,   FIXTURES,   EQUIPMENT  AND  TELEPHONE/DATA EQUIPMENT
AND WIRING ("TENANT'S WORK"). SUCH ENTRY BY TENANT SHALL BE SUBJECT TO ALL OF THE CONDITIONS SET FORTH IN THIS LEASE, IN COMPLIANCE WITH ALL LAWS, PROVIDED, HOWEVER, TENANT SHALL HAVE NO OBLIGATION TO PAY FOR BASE RENT, COMMON AREA EXPENSES, UTILITIES AND REAL ESTATE TAXES UNTIL THE COMMENCEMENT DATE. LANDLORD AND TENANT AGREE TO CAUSE EACH OF THEIR CONTRACTORS AND AGENTS TO USE COMMERCIALLY REASONABLE EFFORTS TO COORDINATE THEIR RESPECTIVE SCHEDULES. TENANT SHALL INDEMNIFY AND HOLD LANDLORD HARMLESS FROM AND AGAINST ANY LOSS OR DAMAGE TO THE PREMISES AND AGAINST INJURY TO ANY PERSONS CAUSED BY TENANT'S ACTIONS PURSUANT TO THIS EARLY OCCUPANCY.

         WITHIN THIRTY (30) DAYS OF SUCH COMMENCEMENT DATE, TENANT SHALL DELIVER a written notice listing each and every respect in which the Premises are incomplete according to such building specifications as noted above SUBJECT TO LATENT DEFECTS; Landlord shall then have sixty (60) days from its receipt of said notice to complete those items contained in such listing. The existence of such items shall not alter the Tenant obligation to pay rent pursuant to Section 3.

         During Tenant's move-in, a representative of the Tenant must be on-site with any moving company to ensure proper treatment of Premises. All packing materials and refuse must be properly disposed of. Any damage or destruction due to moving will be the sole responsibility of the Tenant.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, IN THE EVENT THE COMMENCEMENT DATE DOES NOT OCCUR ON OR PRIOR TO JULY 1, 2000 FOR 100,000 SQUARE FEET OF BUILDING A/B AND 72,000 SQUARE FEET OF BUILDING D (COMMENCEMENT ON REMAINDER OF BUILDING A/B SHALL BE ON OR PRIOR TO JULY 15,
2000), TENANT SHALL BE ENTITLED TO TERMINATE THIS LEASE UPON WRITTEN NOTICE TO LANDLORD AND TENANT SHALL HAVE THIRTY (30) DAYS THEREAFTER TO REMOVE ANY FURNITURE, FIXTURES AND EQUIPMENT INSTALLED IN THE PREMISES FOR THE BENEFIT OF TENANT, SUBJECT TO FORCE MAJEURE, TENANT DELAYS OR CIRCUMSTANCES OUTSIDE REASONABLE CONTROL OF LANDLORD.

5. AUDIT: If Tenant disputes the amount of operating expenses, TAXES, INSURANCE OR UTILITIES as set forth in ANY invoice from the Landlord within NINETY (90) days after receipt thereof, and provided Tenant is not then in default under this Lease BEYOND ALL APPLICABLE NOTICE AND CURE PERIODS, Tenant shall have the right upon notice to have Landlord's book and records relating to operating expenses audited by a qualified professional selected by Tenant or by Tenant itself. If after such audit Tenant still disputes the amount of operating expenses, a certification as to the proper amount shall be made by AN independent certified public accountant MUTUALLY SELECTED BY LANDLORD AND TENANT in consultation with Tenant's professional, which certification shall be final and conclusive. If such audit reveals that operating expenses, TAXES, INSURANCE OR UTILITIES were overstated by FIVE percent (5%) or more in the calendar year audited LANDLORD SHALL PAY THE COST OF THE MUTUALLY SELECTED ACCOUNTANT AND TENANT'S PROFESSIONAL. IF SUCH AUDIT REVEALS THAT OPERATING EXPENSES, TAXES, INSURANCE OR UTILITIES WERE OVERSTATED OR UNDERSTATED, within thirty
(30) days after the certification, THE PARTIES SHALL MAKE AN APPROPRIATE RECONCILIATION OF MONIES OWED BY ONE PARTY TO THE OTHER AS DETERMINED BY SUCH AUDIT. However, if such certification does not show that Landlord had made such an overstatement BY MORE THAN FIVE PERCENT (5%), then Tenant shall pay both the costs of its professional as well as the reasonable charges of THE independent certified public accountant engaged to determine the correct amount of operating expenses.

         Books and records necessary to accomplish any audit permitted under this Section shall be retained BY LANDLORD for twelve months after the end of each calendar year, and on receipt of notice of Tenant's dispute of the operating expenses shall be made available to Tenant to conduct the audit, which may be either at the Premises, or at Landlord's office in Winston-Salem, North Carolina.

         In the event that the Tenant elects to have a professional audit Landlord's operating expenses as provided in this Lease, such audit must be conducted by an independent nationally or regionally recognized accounting firm that is not being compensated by Tenant on a contingency fee basis. All information obtained through such audit as well as any compromise, settlement or adjustment reached as a result of such audit shall be held in strict confidence by Tenant and its officers, agents, and employees and as a condition to such audit, the Tenant's auditor shall execute a COMMERCIALLY REASONABLE written agreement agreeing that the auditor is not being compensated on a contingency fee basis and that all information obtained through such audit as well as any compromise, settlement or adjustment reached as a result of such audit, shall be held in strict confidence and shall not be revealed in any manner to any person except TENANT'S OFFICERS, AGENTS, EMPLOYEES, CONSULTANTS AND LENDERS EXCEPT upon the prior written consent of the Landlord, which consent shall not be unreasonably withheld, or if required pursuant to any litigation between Landlord and Tenant materially related to the facts disclosed by such audit, or if required by law. NO SUBTENANT SHALL HAVE ANY RIGHT TO CONDUCT AN AUDIT
AND NO ASSIGNEE SHALL CONDUCT AN AUDIT FOR ANY PERIOD DURING WHICH SUCH
ASSIGNEE WAS NOT IN POSSESSION OF THE PREMISES.

6. LATE PAYMENT OF RENT: All monthly installments of rent herein stipulated are due in advance without prior offset or deduction, EXCEPT AS OTHERWISE PROVIDED HEREIN, on the FIRST (1ST) DAY OF EACH MONTH during the term hereof, as set forth in Section 3 hereof entitled "BASE RENT". All rents not received on the first (1st) day of the month shall be deemed "past due" and all rents not received by the Landlord WITHIN FIVE (5) BUSINESS DAYS FOLLOWING WRITTEN NOTICE THAT SUCH AMOUNT IS PAST DUE, SUCH NOTICE TO BE PROVIDED TWICE ANNUALLY, shall be subject to a charge of FIVE PERCENT (5%) of the amount due.

         In any such event, Landlord shall so invoice Tenant for any such charge, which shall become due immediately upon Tenant's receipt of the invoice but in no event later than THIRTY (30) days from the invoice date.

         Once any payment of rent is thirty (30) days past due, the total due shall bear interest at TEN percent (10%) per annum.

7. NO ACCORD AND SATISFACTION: No acceptance by Landlord of a lesser sum than the Base Rent, late charges, additional rent and other sums then due shall be deemed to be other than on account of the earliest installment of such payments due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided. TENANT'S PAYMENT OF ANY AMOUNTS UNDER THIS LEASE SHALL NOT BE DEEMED A WAIVER OF TENANT'S RIGHT TO PROTEST SUCH AMOUNTS AS NOT BEING OWED HEREUNDER.

8. USE: Premises shall be used for such office, assembly, storage, distribution and manufacturing activities as are allowed under existing zoning AND RECORDED COVENANTS. Landlord and Tenant both acknowledge that the extent and height to which Tenant can store and rack goods and materials is dependent on the type, volume, and density that goods and materials are stored. Landlord makes no representations as to the ability and height to which goods and materials may be stored in the Premises. For clarification, Tenant should consult current local fire codes. Tenant shall not conduct, or allow to be conducted, on or within the Premises any business or permit any act which in any way increases the cost of fire insurance on the building (UNLESS TENANT PAYS THE SAME) or constitutes a nuisance or is contrary to or in violation of the laws, statutes or ordinances of local state or federal governments having jurisdiction and SUBJECT TO SECTION 10 BELOW, Tenant agrees to comply, at Tenant's expense, with all governmental regulations to include those relating to the Americans with Disabilities Act
(ADA). Any violation of this provision by Tenant shall be a material breach of this Lease, SUBJECT TO ANY NOTICE AND CURE PERIOD, entitling Landlord to exercise any rights or remedies contained herein or provided by law or other authority.

         It is hereby agreed and understood that the following functions are prohibited outside the building walls or in the parking or service areas: storage of any item (OTHER THAN CARS AND TRUCKS); manufacture or assembly of any product; refuse accumulation; rallies or meetings; any conduct of business. Personal property of Tenant of any type or size shall be permitted outside the Premises only during times of loading or unloading operations.

9. QUIET ENJOYMENT: The Landlord covenants that Tenant, upon paying the Landlord the rental stipulated herein together with all other charges reserved herein WITHIN ALL APPLICABLE NOTICE AND CURE PERIODS, and performing the covenants, promises and agreements herein WITHIN ALL APPLICABLE NOTICE AND CURE PERIODS, shall peaceably and quietly have, hold and enjoy the Premises and all rights, easements, appurtenances and privilege belonging or appertaining thereto, during the full term hereby granted and any extensions or renewals thereof.

10. COMMON AREAS: As used in this Lease, Common Areas shall mean all areas OUTSIDE of the building and appurtenances, including but not limited to: the parking areas and entrances and exits thereto, driveways and truck service ways, sidewalks, landscaped areas, access roads, building equipment rooms, and other EXTERIOR areas and facilities. LESSOR SHALL OPERATE AND MAINTAIN THE COMMON AREAS IN CURRENT CONDITION. Landlord reserves the right, from time to time, to reasonable alter said common areas, including converting common areas into leasable areas, constructing additional parking facilities in the common areas, increasing or decreasing common area land and/or facilities and to exercise control and management of the common areas and to establish, modify, change and enforce such reasonable Rules and Regulations as Landlord in its REASONABLE discretion may deem desirable for the management of the Building, PROVIDED THAT ANY SUCH RULES AND REGULATIONS AND CONTROL AND MANAGEMENT DO NOT UNREASONABLY AFFECT TENANT'S USE OF OR ACCESS TO THE PREMISES, BUILDING, PARKING AREAS OR LOADING DOCKS AND LANDLORD SHALL USE COMMERCIALLY REASONABLE EFFORTS TO MINIMIZE ANY SUCH INTERFERENCE AND SCHEDULE ANY EVENTS WITH TENANT WHICH MAY CAUSE ANY SUCH INTERFERENCE.

         Tenants agrees to abide by and conform to such rules and regulations and shall be responsible for the compliance with same by its employees, agents, customers and invitees. The failure of Landlord to enforce any of such Rules and Regulations against Tenant shall not be deemed to be a waiver of same.

         Landlord shall have the right to restrict or close all or any portion of the Common Areas at such times and for such periods as may, in the REASONABLE opinion of the Landlord, be necessary to prevent a dedication thereof, or to preserve the status thereof as private property, or to prevent the accrual of any rights in any person; and Landlord may also close said Common Areas for purposes of maintenance and repair as may be REASONABLY required from time to time, PROVIDED THAT LANDLORD SHALL NOT UNREASONABLY INTERFERE WITH TENANT'S USE OF THE PREMISES, BUILDING, PARKING OR LOADING DOCKS.

         Tenant shall pay to Landlord its proportionate share of the entire Common Area maintenance cost. Tenant's proportionate share shall be the relation of Tenant's 72,000 rentable square foot area to the 72,000 rentable square foot of total building area, or 100%. Common Area expenses shall include, but are not limited to the following incurred by Landlord with respect to the Building: snow removal; window washing; painting; any alteration or other work required by any governmental authority, to include costs expended by Landlord in order to place and keep the Building and common areas in compliance with the Americans with Disabilities Act (ADA), and any other legislation by any governmental body, NOT ENACTED AS OF THE COMMENCEMENT DATE; casualty, boiler and machinery, loss of rents and general and excess liability insurance; cleaning, striping, sealing and minor repairs to parking areas, driveways, sidewalks and loading areas (but not replacement); lawn care and landscaping maintenance; management and administrative fees EQUAL TO THREE PERCENT (3%) OF BASE RENT AND COMMON AREA EXPENSES; and all other expenses paid in connection with the operation of the Building chargeable against income.

         COMMON AREA EXPENSES SHALL NOT MEAN OR INCLUDE: (I) COSTS INCURRED IN CONNECTION WITH THE CONSTRUCTION OR REMODELING OF THE PREMISES OR ANY OTHER IMPROVEMENTS NOW OR HEREAFTER LOCATED THEREON, CORRECTION OF DEFECTS IN DESIGN OR CONSTRUCTION; (II) INTEREST, PRINCIPAL, OR OTHER PAYMENTS ON ACCOUNT OF ANY INDEBTEDNESS THAT IS SECURED BY ANY ENCUMBRANCE ON ANY PART OF THE PREMISES, OR RENTAL OR OTHER PAYMENTS UNDER ANY GROUND LEASE, OR ANY PAYMENTS IN THE NATURE OF RETURNS ON OR OF EQUITY OF ANY KIND; (III) COSTS OF SELLING, SYNDICATING, FINANCING, MORTGAGING OR HYPOTHECATING ANY PART OF OR INTEREST IN THE PREMISES;
(IV) TAXES ON THE INCOME OF LANDLORD OR LANDLORD'S FRANCHISE TAXES (UNLESS ANY OF SAID TAXES ARE HEREAFTER INSTITUTED BY APPLICABLE TAXING AUTHORITIES IN SUBSTITUTION FOR AD VALOREM REAL ESTATE TAXES;); (V) DEPRECIATION, RESERVES OF ANY KIND, INCLUDING REPLACEMENT RESERVES AND RESERVES FOR BAD DEBT OR LOST RENT, OR ANY OTHER CHARGE NOT INVOLVING THE PAYMENT OF MONEY TO THIRD PARTIES; (VI) LANDLORD'S OVERHEAD COSTS, INCLUDING EQUIPMENT, SUPPLIES, ACCOUNTING AND LEGAL FEES, RENT AND OTHER OCCUPANCY COSTS OR ANY OTHER COSTS ASSOCIATED WITH THE OPERATION OR INTERNAL ORGANIZATION AND FUNCTION OF LANDLORD AS A BUSINESS ENTITY (BUT THIS PROVISION DOES NOT PREVENT THE PAYMENT OF A MANAGEMENT FEE TO LANDLORD AS PROVIDED IN THIS PARAGRAPH 10); (VII) FEES OR OTHER COSTS FOR PROFESSIONAL SERVICES PROVIDED BY SPACE PLANNERS, ARCHITECTS, ENGINEERS, AND OTHER SIMILAR PROFESSIONAL CONSULTANTS, REAL ESTATE COMMISSIONS, AND MARKETING AND ADVERTISING EXPENSES; (VIII) COSTS OF DEFENDING OR PROSECUTING LITIGATION WITH ANY PARTY, UNLESS A FAVORABLE JUDGMENT WOULD REDUCE OR AVOID an increase in Common Area EXPENSES, OR UNLESS THE LITIGATION IS TO ENFORCE OTHER STANDARDS OR REQUIREMENTS FOR THE GENERAL BENEFIT OF THE TENANT; (IX) COSTS INCURRED AS A RESULT OF LANDLORD'S VIOLATION OF ANY LEASE, CONTRACT, LAW OR ORDINANCE, INCLUDING FINES AND PENALTIES; (X) LATE CHARGES, INTEREST OR PENALTIES OR ANY KIND FOR LATE OR OTHER IMPROPER PAYMENT OF ANY PUBLIC OR PRIVATE OBLIGATION, INCLUDING AD VALOREM TAXES; (XI) COSTS OF REMOVING HAZARDOUS WASTE OR OF CORRECTING ANY OTHER CONDITIONS IN ORDER TO COMPLY WITH ANY ENVIRONMENTAL LAW OR ORDINANCE (BUT THIS EXCLUSION SHALL NOT CONSTITUTE A RELEASE BY LANDLORD OF TENANT FOR ANY SUCH COSTS FOR WHICH TENANT IS LIABLE PURSUANT TO PARAGRAPH 43 OF THIS LEASE); (XII) COSTS FOR WHICH LANDLORD IS REIMBURSED FROM ANY OTHER SOURCE; (XIII) COSTS RELATED TO ANY BUILDING OR LAND NOT INCLUDED IN THE PREMISES, INCLUDING ANY ALLOCATION OF COSTS INCURRED ON A SHARED BASIS, SUCH AS CENTRALIZED ACCOUNTING COSTS, UNLESS THE ALLOCATION IS MADE ON A REASONABLE AND CONSISTENT BASIS THAT FAIRLY REFLECTS THE SHARE OF COSTS ACTUALLY ATTRIBUTABLE TO THE PREMISES; AND
(XIV) THE PART OF ANY COSTS OR OTHER SUM PAID TO ANY AFFILIATE OF LANDLORD THAT MAY EXCEED THE FAIR MARKET PRICE OR COST GENERALLY PAYABLE FOR SUBSTANTIALLY SIMILAR GOOD S OR SERVICES IN THE AREA OF THE PREMISES. LANDLORD AGREES TO ASSIGN, OR CAUSE ITS CONTRACTORS TO ASSIGN TO TENANT ALL CONTRACTOR'S OR SUBCONTRACTOR'S GUARANTEES OR WARRANTIES, IF ANY, WHICH RELATE TO ANY CONSTRUCTION WORK CONCERNING WHICH TENANT SHALL HAVE THE OBLIGATION TO MAKE REPAIRS.

         LANDLORD SHALL, WITHIN ONE HUNDRED TWENTY (120) DAYS AFTER THE EXPIRATION OF A LEASE YEAR, FURNISH TENANT A STATEMENT OF ACTUAL COMMON AREA EXPENSES FOR SUCH CALENDAR YEAR AND THE PARTIES SHALL MAKE APPROPRIATE PAYMENTS TO THE OTHER, AS APPLICABLE, WITHIN THIRTY (30) DAYS THEREAFTER. THIS RECONCILIATION OBLIGATION SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

         During the term hereof, Landlord shall notify Tenant of its ESTIMATED proportionate share due for such cost. Landlord shall have the option through the Lease term to require Tenant's reimbursement on either a monthly, quarterly or annual basis, at Landlord's sole discretion, to become due and payable as additional rent within ten (10) days, if invoiced monthly or thirty (30) days, if invoiced quarterly or annually, from the date of invoice.

         NOTWITHSTANDING ANY PROVISION OF THIS LEASE TO THE CONTRARY, IN THE EVENT THE PREMISES OR ANY HVAC, SPRINKLER, PLUMBING OR ELECTRICAL SYSTEMS OR ANY OTHER PREMISES FACILITIES, SYSTEMS OR EQUIPMENT, REQUIRE ANY REPAIR, REPLACEMENT AND/OR MAINTENANCE COSTING IN EXCESS OF $5,000.00 PER OCCURRENCE WHERE THE USEFUL LIFE OF SUCH REPAIR, REPLACEMENT AND/OR MAINTENANCE IS IN EXCESS OF FIVE
(5) YEARS ("CAPITAL EXPENDITURE"), LANDLORD SHALL PERFORM SUCH REPAIR, REPLACEMENT AND/OR MAINTENANCE AND THE COST THEREOF SHALL BE INITIALLY PAID BY LANDLORD, EXCEPT IF SUCH COSTS ARE REQUIRED IN ORDER TO COMPLY WITH LEGAL REQUIREMENTS AND ARE AS A RESULT OF SPECIFIC AND UNIQUE IMPROVEMENTS AND/OR ALTERATIONS OF TENANT OR A SPECIFIC AND UNIQUE USE BY TENANT OTHER THAN FOR CUSTOMARY WAREHOUSES AND DISTRIBUTION; HOWEVER, SUCH COST TOGETHER WITH INTEREST AT THE ANNUAL RATE OF PRIME PLUS TWO PERCENT (2%) SHALL BE AMORTIZED OVER THE EXPECTED USEFUL LIFE THEREOF AND THE TENANT SHALL REPAY THE MONTHLY AMORTIZED PAYMENTS OCCURRING DURING THE TERM OF THIS LEASE AS ADDITIONAL RENT.

11. ASSIGNMENT AND SUBLETTING: Tenant covenants and agrees that neither this Lease nor the term hereby granted, nor any part thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, by operation of law or otherwise, and that neither the Premises, nor any part thereof, will be sublet or advertised for subletting or occupied, by anyone other than Tenant, or for any purpose other than as hereinabove set forth, without the prior written consent of Landlord not to be unreasonably withheld AND SHALL BE GRANTED OR DENIED WITHIN TEN (10) BUSINESS DAYS. Landlord's withholding of consent shall be deemed reasonable if the use or occupancy of the Premises by such sublessee or assignee could make Landlord responsible for any costs of compliance with the Americans with Disabilities Act ("ADA") or any other legislation by any governmental body. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS
SECTION 11, NEITHER (i) AN ASSIGNMENT OR SUBLETTING OF ALL OR A PORTION OF THE PREMISES (A) TO AN ENTITY WHICH IS CONTROLLED BY, CONTROLS OR IS UNDER COMMON CONTROL WITH TENANT, (B) TO AN ENTITY WHICH IS FUNDED BY TENANT OR AN ENTITY WHICH IS CONTROLLED BY, CONTROLS OR IS UNDER COMMON CONTROL WITH TENANT IN CONNECTION WITH THEIR BUSINESS IN THE "E-COMMERCE," OR "INTERNET/HIGH TECH" INDUSTRY OR (C) TO A PURCHASER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF TENANT OR OF AN ENTITY WHICH IS CONTROLLED BY, CONTROLS OR IS UNDER COMMON CONTROL WITH TENANT, (ii) A TRANSFER, BY OPERATION OF LAW OR OTHERWISE, IN CONNECTION WITH THE MERGER, CONSOLIDATION OR OTHER REORGANIZATION OF TENANT OR OF AN ENTITY WHICH IS CONTROLLED BY, CONTROLS OR IS UNDER COMMON CONTROL WITH TENANT, NOR (iii) THE TEMPORARY USE OR OCCUPANCY OF PORTIONS OF THE PREMISES BY A PARTY OR PARTIES IN CONNECTION WITH THE TRANSACTION OF BUSINESS WITH TENANT OR WITH AN ENTITY WHICH IS CONTROLLED BY, CONTROLS OR IS UNDER COMMON CONTROL WITH TENANT, SHALL BE SUBJECT TO THE LANDLORD'S CONSENT (SUCH ENTITIES, PURCHASERS, AND PARTIES SHALL BE REFERRED TO HEREIN COLLECTIVELY OR INDIVIDUALLY AS A "TENANT AFFILIATE"); PROVIDED, HOWEVER, NO SUBLEASE OR ASSIGNMENT TO AN TENANT AFFILIATE SHALL RELEASE THE TENANT NAMED HEREIN FROM ANY LIABILITY UNDER THIS LEASE. TENANT SHALL IMMEDIATELY NOTIFY LANDLORD OF ANY SUCH ASSIGNMENT, PURCHASE, TRANSFER, SUBLEASE, ACTION, OR USE. FOR PURPOSES OF THIS LEASE, "CONTROL" SHALL MEAN THE POSSESSION, DIRECT OR INDIRECT, OF THE POWER TO DIRECT OR CAUSE THE DIRECTION OF THE MANAGEMENT AND POLICIES OF A PERSON OR ENTITY, OR MAJORITY OWNERSHIP OF ANY SORT, WHETHER THROUGH THE OWNERSHIP OF VOTING SECURITIES, BY CONTRACT OR OTHERWISE.

12. LANDLORD'S REPAIRS: The Landlord shall maintain and keep in good condition and repair, AT LANDLORD'S SOLE COST AND EXPENSE, the roof, exterior and supporting walls of the Building together with repairs necessary due to structural defects, if any, AND ANY LATENT DEFECTS IN THE PREMISES AND/OR PREMISES SYSTEMS AND EQUIPMENT. Landlord shall also maintain and REPAIR, AT LANDLORD'S SOLE COST AND EXPENSE, the electrical wiring (from the utility company's distribution lines to the Premises, including the electrical service exclusive of fuses, fuse blocks, breaker units or meter deposits) servicing the Premises, the water line servicing the Premises, and the sanitary sewer lines and/or septic tank servicing the Premises. However, the Landlord shall not be responsible for such maintenance and repairs in the event the same are required as a result of the negligence or willful act of the Tenant or its clients, customers, licensees, assignees, agents, employees or invitees and further, in any such event the cost of such maintenance and repairs so required shall be the sole responsibility of the Tenant. SHOULD LANDLORD FAIL TO PERFORM ITS OBLIGATIONS UNDER THIS LEASE, TENANT MAY, AT ITS OPTION, EFFECT SUCH MAINTENANCE, REPLACEMENTS OR REPAIRS, PROVIDED THAT TENANT SHALL HAVE GIVEN THE LANDLORD THIRTY (30) DAYS PRIOR WRITTEN NOTICE, EXCEPT IN THE CASE OF EMERGENCIES (IN WHICH EVENT ONLY SUCH NOTICE AS MAY BE REASONABLE UNDER THE CIRCUMSTANCES SHALL BE REQUIRED). THE LANDLORD SHALL REIMBURSE TENANT WITHIN THIRTY (30) DAYS OF DEMAND FOR THE REASONABLE AND ACTUAL AMOUNT SO EXPENDED (AS EVIDENCED BY DETAILED INVOICE), PLUS INTEREST AT THE RATE OF TEN PERCENT (10%) IF REIMBURSEMENT SHALL NOT BE MADE WITHIN THIRTY (30) DAYS AFTER DEMAND THEREFOR; PROVIDED, HOWEVER, IF TENANT PERFORMS SUCH MAINTENANCE, REPLACEMENTS OR REPAIRS WHICH WERE LANDLORD'S OBLIGATIONS UNDER THIS LEASE AND LANDLORD FAILS TO REIMBURSE TENANT WITHIN SIXTY (60) DAYS AFTER DEMAND THEREFOR, TENANT MAY PURSUE ALL REMEDIES OF LAW AND EQUITY.

13. TENANT REPAIRS; ALTERATIONS: SUBJECT TO SECTION 10 ABOVE, THE Tenant shall effect, at its sole cost and expense, all maintenance and repairs to the interior of said Premises, including without limitation, the floor and wall coverings (whether paint or otherwise); lights, light fixtures, and light bulbs; interior and exterior doors and door locks, overhead doors; ceiling tiles; water heaters; windows, frames, glass, window blinds; all heating, ventilating and air conditioning equipment; all plumbing and electrical not described in Section 12 above; security systems and any other improvements not required to be maintained by Landlord in the immediately preceding Section hereof, except in the event the improvements installed by Landlord may be defective in material or labor in installation OR AS A RESULT OF LANDLORD'S OR ITS AGENTS' OR EMPLOYEES' NEGLIGENCE OR WILLFUL ACT IN WHICH CASE THEY SHALL BE REPAIRED BY LANDLORD. All such repairs and replacements required by this section shall be made only by persons REASONABLY approved in advance by Landlord. Should Tenant fail to comply with the maintenance and repairs required above AFTER THIRTY (30) DAYS PRIOR WRITTEN NOTICE, EXCEPT IN AN EMERGENCY, the Landlord shall have the right to enter on the Premises and make necessary repairs and perform any maintenance required. Any cost incurred by Landlord shall be paid by the Tenant WITHIN THIRTY (30) DAYS FOLLOWING WRITTEN NOTICE at cost plus ten percent (10%) overhead.

         Tenant shall submit to the Landlord for Landlords' prior written approval, WHICH SHALL NOT BE UNREASONABLY WITHHELD AND SHALL BE GRANTED OR DENIED WITHIN TEN (10) BUSINESS DAYS, all of the plans and specifications for any alterations, additions or improvements in and to the Premises which TENANT may deem desirable or necessary in its use and occupancy thereof WHICH AFFECT THE PREMISES' SYSTEMS AND EQUIPMENT, EXTERIOR APPEARANCE OF THE PREMISES OR THE PREMISES' STRUCTURE. Such alterations, additions or improvements shall not be made without the prior written approval of Landlord WHICH SHALL NOT BE UNREASONABLY WITHHELD AND SHALL BE GRANTED OR DENIED WITHIN TEN (10) BUSINESS DAYS. ALL OTHER ALTERATIONS, ADDITIONS OR IMPROVEMENTS SHALL NOT REQUIRE THE LANDLORD'S PRIOR WRITTEN CONSENT OR LANDLORD'S APPROVAL OF THE PLANS AND SPECIFICATIONS IF LANDLORD DESIRES TO MAKE ANY COMMERCIALLY REASONABLE CHANGES TO THE PLANS ATTACHED HERETO AS EXHIBIT "B" IN CONNECTION WITH ORIGINAL CONSTRUCTION OBLIGATIONS OF the Landlord, Tenant shall review SUCH final plans and provide written approval THEREOF TO LANDLORD prior to Landlord starting
SUCH construction. All alterations, additions or improvements shall be made in accordance with applicable city, county, state and federal laws and ordinances, and building and zoning rules and regulations and all present and future governmental regulations relating to the Americans with Disabilities Act ("ADA"). Landlord's approval hereunder shall not be deemed as warranty that TENANT'S alterations meet such ADA regulations, however, such consent shall carry a requirement that such alterations will be constructed by Tenant, at its own expense, in full compliance with all existing ADA governmental regulations. Tenant shall be liable for all damages or injuries which may result to any person or property by reason of or resulting from any alterations, additions or improvements made by it to the Premises and shall hold the Landlord harmless with respect thereto. All additions and improvements, BUT NOT INCLUDING RACKING OR OTHER EQUIPMENT OR TRADE FIXTURES BOLTED AND/OR SECURED TO THE PREMISES, made by the Tenant shall become a part of the Premises and shall, upon the termination or expiration of this Lease, belong to Landlord except as may be otherwise set forth in a letter agreement or other written instrument executed by the parties hereto and attached to this Lease as an amendment hereto and thereby made a part hereof.

         In the event Tenant performs any alterations, additions or improvements to the Premises, Tenant agrees that it shall provide to Landlord a reproducible set of as-built plans for Landlord's files.

         If Tenant fails to perform Tenant's obligations under this Section, Landlord may at its option enter upon the Premises after THIRTY (30) days prior written notice to Tenant, EXCEPT IN THE EVENT OF AN EMERGENCY, perform such obligation on Tenant's behalf, and the cost thereof together with interest thereon AT TEN PERCENT (10%) shall become due and payable as additional rental to Landlord.

         At Landlord's option, Landlord may require that Tenant remove any or all alterations or improvements at Tenant's expense upon termination of the Lease, UNLESS OTHERWISE APPROVED BY LANDLORD TO REMAIN AT THE PREMISES, SUCH APPROVAL TO BE GRANTED WITHIN TEN (10) DAYS OF TENANT'S WRITTEN REQUEST THEREOF.

14. HEATING, VENTILATION AND AIR CONDITIONING: The Tenant shall at its sole cost and expense keep in force a maintenance contract for the entire term of this Lease on all heating, air conditioning and ventilation equipment pertaining to the Premises, providing for service inspections to be done an a bi-monthly basis. Tenant shall submit a copy of said contract to Landlord within THIRTY
(30) days after occupancy of the Premises. Landlord must REASONABLY approve the terms of the maintenance contract and the firm Tenant chooses as the maintenance contractor.

         Landlord shall be responsible for replacement of any defective motor or compressor within the system provided it is not as a result of negligence or willful act of the Tenant, its clients, customers, licensees, assignees, agents, employees, or invitees. However, Tenant's failure to provide the required maintenance contract shall release Landlord form any and all liability for said equipment.

         Upon termination of this Lease, Tenant will deliver the HVAC equipment in CONDITION RECEIVED, REASONABLE WEAR AND TEAR EXCLUDED.

15. SUBORDINATION AND ATTORNMENT: Tenant agrees that this Lease shall be subject and subordinate to any mortgages or Deeds of Trust now or hereafter placed upon the Premises and to all modifications thereto, and to all present and future advances made with respect to any such mortgage or deed of trust. Tenant agrees, at any time during the term of this Lease, to execute any and all COMMERCIALLY REASONABLE documents necessary to effectuate this subordination, which Landlord may REASONABLY request. Tenant agrees to attorn to the mortgagee, trustee, or beneficiary under any such mortgage or deed of trust or the purchaser at a sale pursuant to the foreclosure thereof. In the event of the sale, assignment, or transfer by Landlord of its interest in the Premises to a successor in interest who expressly assumes the obligation of the Landlord hereunder, the Landlord shall thereupon be released or discharged from all of its covenants and obligations hereunder, except such obligations shall have accrued prior to any such sale, assignment or transfer; and Tenant agrees to look solely to any successor in interest of the Landlord for performance of any such AFTER-ARISING obligations. Tenant shall have FIFTEEN (15) BUSINESS days from its receipt of Landlord's request to deliver any such fully executed documents to Landlord. Tenant's failure to execute and deliver any such documents shall constitute a default hereunder. LANDLORD ACKNOWLEDGES AND AGREES THAT LANDLORD'S DELIVERY TO TENANT OF A COMMERCIALLY REASONABLE NON-DISTURBANCE AGREEMENT ("NON-DISTURBANCE AGREEMENT") IN FAVOR OF TENANT FROM ANY GROUND LESSORS, MORTGAGE HOLDERS OR LIEN HOLDERS OF LANDLORD WHO LATER COME INTO EXISTENCE AT ANY TIME PRIOR TO THE EXPIRATION OF THE TERM OF THIS LEASE SHALL BE IN CONSIDERATION OF, AND A CONDITION PRECEDENT TO, TENANT'S AGREEMENT TO BE BOUND BY THE PROVISIONS OF THIS
SECTION 15. LANDLORD WARRANTS THAT SAID PROPERTY IS NOT CURRENTLY UNDER A GROUND LEASE, MORTGAGE OR LIEN.

16. CHANGE IN OWNERSHIP OF PREMISES: If the ownership of the Premises or the name or address of the party entitled to receive rent hereunder shall be changed, the Tenant may, until receipt of proper notice of such change(s), continue to pay the rent and other charges herein reserved accrued and to accrue hereunder to the party to whom and in the manner in which the last preceding installment of rent or other charge was paid, and each such payment shall, to the extent thereof, exonerate and discharge the Tenant.

17. CONDEMNATION: If the whole of the Building, or such substantial portion thereof as will make Premises unusable for the purposes referred to herein, shall be condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the time when possession thereof is taken by the condemning authority, and rental shall be accounted for as between Landlord and Tenant as of that date. In the event the portion condemned is such that the remaining portion can, after restoration and repair, be made usable for Tenant's purposes, then this Lease shall not terminate; however, the rent shall be reduced equitably to the amount of the Premises taken. In such an event, Landlord shall make such repairs as may be necessary as soon as the same can be reasonably accomplished. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant, or both, to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority.

         Any minor condemnation or taking of the Premises for the construction or maintenance of streets or highways shall not be considered a condemnation or taking for the purposes of this Section 18 so long as the Premises shall not be materially or adversely affected, ingress and egress for the remainder of the Premises shall be adequate for the business of Tenant, and the provisions of any loan documents of Landlord's lender which encumber the Premises are complied with.

18. RIGHT OF LANDLORD TO ENTER; "FOR RENT" SIGNS: The Tenant agrees that the Landlord or its agents may enter upon the Premises for the purpose of inspection or repair of the Building or the building systems and such other purposes as Landlord may deem REASONABLY necessary or proper for the reasonable protection of Landlord's interest in the Premises; PROVIDED, HOWEVER, ALL OF LANDLORD'S ENTRIES, EXCEPT IN THE EVENT OF AN EMERGENCY, SHALL BE UPON 48 HOURS PRIOR WRITTEN NOTICE TO TENANT (OR LESS IF ORALLY APPROVED BY THE FACILITY MANAGER), SHALL BE REASONABLY SCHEDULED WITH TENANT, SHALL OCCUR DURING BUSINESS HOURS, AND PERFORMED, AS APPLICABLE, SO AS TO MINIMIZE INTERFERENCE WITH TENANT'S USE OF THE PREMISES AND PARKING, AND, AT TENANT'S OPTION, IN EACH CASE, ONLY UPON BEING ACCOMPANIED BY AN EMPLOYEE OF TENANT AND/OR EXECUTION OF TENANT'S STANDARD NON-DISCLOSURE AGREEMENT AS LANDLORD HEREBY ACKNOWLEDGES THE EXTREMELY CONFIDENTIAL NATURE OF TENANT'S BUSINESS. IN ADDITION, SUBJECT TO THIS SECTION 18, the Landlord may enter the Premises to exhibit the Premises to prospective purchasers. During the two (2) months immediately preceding the final expiration of the term created hereunder or any renewal thereof, the Landlord, may exhibit the Premises to prospective tenants and/or affix a notice that the premises are for rent; such notice shall not be greater than four (4) square feet in area, and shall be affixed to a suitable part thereof, exclusive of doors and windows and so as not to obstruct the Tenant's signs.

19. TAXES: Landlord agrees to pay before they become delinquent all taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter referred to as "taxes") lawfully levied or assessed against the Building and the grounds, parking areas, driveways and alleys around the Building and the grounds, parking areas, driveways and alleys around the Building, except any taxes attributable to the operation of Tenant's business or Tenant's property.

         If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereof, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or building on the Premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included with the term "taxes" for the purposes hereof.

         Tenant shall pay to Landlord its proportionate share of the entire cost of all taxes referenced herein. Tenant's proportionate share shall be the relation of Tenant's 72,000 rentable square foot area to the 72,000 rentable square feet of total building area, or 100%. Real estate taxes, as referenced herein, shall be defined as the amount of the total tax invoice (property assessment x tax rate) and shall exclude any LATE PENALTY CHARGE. IF ANY SUCH REAL ESTATE TAXES, COMMON AREA EXPENSES OR INSURANCE CARRIED BY LANDLORD COVER ANY PERIOD OF TIME AFTER THE EXPIRATION OR EARLIER TERMINATION OF THE TERM OF THIS LEASE, TENANT'S SHARE OF REAL ESTATE TAXES AND INSURANCE CARRIED BY LANDLORD SHALL BE EQUITABLY PRORATED TO COVER ONLY THE PERIOD OF TIME DURING THE TERM OF THIS LEASE AND LANDLORD SHALL REIMBURSE TENANT FOR ANY OVERPAYMENT WITHIN SIXTY (60) DAYS AFTER THE EXPIRATION OR EARLIER TERMINATION OF THE TERM OF THIS LEASE. TENANT MAY, AT ITS SOLE OPTION, PURSUE CLAIMS FOR REDUCTIONS IN REAL ESTATE TAXES, IN THE NAME OF LANDLORD, IF NECESSARY, AND LANDLORD AGREES TO REASONABLY COOPERATE WITH TENANT IN FURTHERANCE THEREOF. ANY TAX REFUNDS AND/OR SAVINGS ACHIEVED BY TENANT OR LANDLORD DUE TO SUCH TAX CHALLENGE OR OTHERWISE SHALL BE THE SOLE PROPERTY OF TENANT. THERE SHALL BE INCLUDED WITHIN THE DEFINITION OF "REAL ESTATE TAXES" WITH RESPECT TO ANY CALENDAR YEAR ONLY THE AMOUNT CURRENTLY PAYABLE ON BONDS AND ASSESSMENTS (WHICH SHALL BE PAID IN THE MAXIMUM NUMBER OF INSTALLMENTS), INCLUDING INTEREST FOR SUCH TAX CALENDAR YEAR OR THE CURRENT ANNUAL INSTALLMENT FOR SUCH CALENDAR YEAR. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, REAL ESTATE TAXES SHALL NOT INCLUDE (I) ANY EXCESS PROFITS TAXES, FRANCHISE TAXES, GIFT TAXES, CAPITAL STOCK TAXES, INHERITANCE AND SUCCESSION TAXES, ESTATE TAXES, FEDERAL AND STATE INCOME TAXES, AND OTHER TAXES TO THE EXTENT APPLICABLE TO LANDLORD'S GENERAL OR NET INCOME (AS OPPOSED TO RENTS OR RECEIPTS), (II) PENALTIES INCURRED AS A RESULT OF LANDLORD'S NEGLIGENCE, INABILITY OR UNWILLINGNESS TO TIMELY DELIVER TAX BILLS TO TENANT, (III) ANY INCREASE OF, OR REASSESSMENT IN, REAL ESTATE TAXES AND ASSESSMENTS RESULTING FROM A SALE, TRANSFER OR OTHER CHANGE IN OWNERSHIP OF THE PREMISES OR REAL PROPERTY, OR (IV) ANY OTHER TAXES OR ASSESSMENTS CHARGED OR LEVIED AGAINST LANDLORD WHICH ARE NOT DIRECTLY INCURRED AS A RESULT OF THE OPERATION OF THE PREMISES.

         During the term hereof, Landlord shall notify Tenant of its proportionate share due for such cost. Landlord shall have the option through the Lease term to require Tenant's reimbursement on either a monthly, quarterly or annual basis, at Landlord's sole discretion, to become due and payable as additional rent within ten (10) days, if invoiced monthly, or thirty (30) days if invoiced quarterly or annually from the date of invoice. UPON REQUEST, LANDLORD SHALL PROVIDE COPIES OF ALL TAX BILLS TO TENANT FOR ITS REVIEW.

20. TENANT'S COMPLIANCE; INSURANCE REQUIREMENTS. SUBJECT TO LANDLORD'S OBLIGATIONS HEREUNDER AND SECTION 10, Tenant shall comply with all applicable laws, ordinances and regulations affecting the Premises, now existing or hereafter adopted, including the Rules and Regulations.

         Throughout the Term, Tenant, at its sole cost and expense, shall keep or cause to be kept for the mutual benefit of Landlord, Landlord's managing agent, (presently Highwoods Realty Limited Partnership and its affiliates) and Tenant, Commercial General Liability Insurance (1986 ISO Form or its equivalent) with a combined single limit, each Occurrence and General Aggregate-per location of at least TWO MILLION DOLLARS ($2,000,000), which policy shall insure against liability of Tenant, arising out of and in connection with Tenant's use of the Premises, and which shall insure the indemnity provisions contained herein. Not more frequently than once every three (3) years, Landlord may require the limits to be increased if in its reasonable judgment (or that of its mortgagee) the coverage is insufficient. Tenant shall also carry the equivalent of ISO Special Form Property Insurance on any improvements made by Tenant for their full replacement value and with coinsurance waived, and Tenant shall neither have, nor make, any claim against Landlord for any loss or damage to the same, regardless of the cause thereof.

         Prior to taking possession of the Premises, and annually thereafter, Tenant shall deliver to Landlord certificates or other evidence of insurance satisfactory to Landlord. All such policies shall be non-assessable and shall contain language to the extent obtainable that: (i) any loss shall be payable notwithstanding any act or negligence of Landlord or Tenant that might otherwise result in forfeiture of the insurance, (ii) that the policies are primary and non-contributing with any insurance that Landlord may carry, and (iii) that the policies cannot be canceled, non-renewed, or coverage reduced BELOW WHAT IS REQUIRED HEREUNDER, except after thirty (30) days' prior written notice to Landlord. If Tenant fails to provide Landlord with such certificates or other evidence of insurance coverage, UPON FIVE (5) BUSINESS DAYS PRIOR WRITTEN NOTICE, Landlord may obtain such coverage and Tenant shall reimburse the cost thereof on demand.

         Anything in this Lease to the contrary notwithstanding, Landlord hereby releases and waives unto Tenant (including all partners, stockholders, officers, directors, employees and agents thereof), its successors and assigns, and Tenant hereby releases and waives unto Landlord (including all partners, stockholders, officers, directors, employees and agents thereof), its successors and assigns, all rights to claim damages for any injury, loss, cost or damage to persons or to the Premises or any other casualty, as long as the amount of which injury, loss, cost or damage has been paid either to Landlord, Tenant, or any other person, firm or corporation, under the terms of any Property, General Liability, or other policy of insurance, to the extent such releases or waivers are permitted under applicable law. As respects all policies of insurance carried or maintained pursuant to this Lease and to the extent permitted under such policies, Tenant and Landlord each waive the insurance carriers' rights of subrogation. Subject to the foregoing, Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising out of (i) Tenant's use of the Premises or any part thereof, (ii) any activity, work, or other thing done, permitted or suffered by Tenant in or about the Premises or the Building, or any part thereof, (iii) any breach or default by Tenant in the performance of any of its obligations under this Lease, or (iv) any act or negligence of Tenant, or any officer, agent, employee, contractor, servant, invitee or guest of Tenant; and in each case from and against any and all damages, losses, liabilities, lawsuits, costs and expenses (including attorneys' fees at all tribunal levels) arising in connection with any such claim or claims as described in (i) through
(iv) above, or any action brought thereon. LANDLORD SHALL INDEMNIFY AND HOLD TENANT HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS ARISING OUT OF (I) ANY BREACH OR DEFAULT BY LANDLORD IN THE PERFORMANCE OF ANY OF ITS OBLIGATIONS UNDER THIS LEASE, OR (II) ANY ACT OR NEGLIGENCE OF LANDLORD, OR ANY OFFICER, AGENT, EMPLOYEE, CONTRACTOR, SERVANT, INVITEE OR GUEST OF LANDLORD; AND IN EACH CASE FROM AND AGAINST ANY AND ALL DAMAGES, LOSSES, LIABILITIES, LAWSUITS, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES AT ALL TRIBUNAL LEVELS) ARISING IN CONNECTION WITH ANY SUCH CLAIM OR CLAIMS AS DESCRIBED IN (I) AND (II) ABOVE, OR ANY ACTION BROUGHT THEREON.

         IF ANY such action is brought against EITHER PARTY, THE OTHER PARTY, upon notice from THE FIRST PARTY, shall defend the same through counsel selected by THE OTHER PARTY'S insurer, or other counsel acceptable to THE FIRST PARTY. Tenant assumes all risk of damage or loss to its property or injury or death to persons in, on, or about the Premises, from all causes except those for which the law imposes liability on Landlord regardless of any attempted waiver thereof, and Tenant hereby waives such claims in respect thereof against Landlord, EXCEPT FOR THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD. The provisions of this paragraph shall survive the termination of this Lease.

         Landlord shall keep the Building, including the improvements, insured against damage and destruction by perils insured by the equivalent of ISO Special Form Property Insurance in the amount of the full replacement value of the Building.

         Each party shall keep its personal property and trade fixtures in the Premises and Building insured with the equivalent of ISO Special Form Property Insurance in the amount of the full replacement cost of the property and fixtures. Tenant shall also keep any non-standard improvements made to the Premises at Tenant's request insured to the same degree as Tenant's personal property.

          Tenant's insurance policies required by this Lease shall: (i) be issued by insurance companies licensed to do business in the state in which the Premises are located with a general policyholder's ratings of at least A- and a financial rating of at least VI in the most current Best's Insurance Reports available on the Commencement Date, or if the Best's ratings are changed or discontinued, the parties shall agree to a comparable method of rating insurance companies; (ii) name the non-procuring party as an additional insured as its interest may appear [other landlords or tenants may be added as additional insureds in a blanket policy]; (iii) provide that the insurance not be canceled, non-renewed or coverage materially reduced BELOW WHAT IS REQUIRED HEREUNDER unless thirty (30) days advance notice is given to the non-procuring party; (iv) be primary policies; (v) provide that any loss shall be payable notwithstanding any gross negligence of Landlord or Tenant which might result in a forfeiture thereunder of such insurance or the amount of proceeds payable; (vi) have no deductible exceeding TEN THOUSAND DOLLARS ($10,000), unless REASONABLY accepted in writing by Landlord; and (vii) be maintained during the entire Term and any extension terms.

         Tenant agrees to pay to the Landlord its proportionate share of the entire cost that Landlord may incur in the cost of maintaining the policies required hereunder FOR THE PREMISES. LANDLORD SHALL NOT CHARGE TENANT FOR ANY INSURANCE WHICH IS IN EXCESS OF INSURANCE CARRIED BY COMPARABLE LANDLORDS OF COMPARABLE BUILDINGS IN THE VICINITY OF THE BUILDING. Tenant's proportionate share shall be the relation of Tenant's 72,000 rentable square foot area to the 72,000 rentable square feet of total building area, or 100%. UPON REQUEST, LANDLORD SHALL PROVIDE COPIES OF ALL INSURANCE BILLS TO TENANT FOR ITS REVIEW.

         During the term hereof, Landlord shall notify Tenant of its proportionate share due for such cost. Landlord shall have the option through the Lease term to require Tenant's reimbursement on either a monthly, quarterly or annual basis, at Landlord's sole discretion, to become due and payable as additional rent within ten (10) days, if invoiced monthly, or thirty (30) days if invoiced quarterly or annually from the date of invoice.

21. DAMAGE AND DESTRUCTION: In the event the Premises are damaged by any peril covered AT LEAST NINETY PERCENT (90%) by standard policies of fire and extended coverage insurance to an extent which is less than fifty percent (50%) of the cost of replacement of the Premises, the damage to that portion of the Premises which Landlord is obligated to insure pursuant to the immediately preceding Section hereof, shall promptly be repaired by Landlord, at Landlord's expense, but in no event shall Landlord be required to repair or replace Tenant's stock-in-trade, trade fixtures, furniture, furnishings, special equipment and other items of construction and personal property which Tenant is required to insure pursuant to the immediately preceding Section hereof. In the event of such damage and (a) Landlord is not required to repair as provided herein, or
(b) the Premises are damaged to the extent of fifty percent (50%) or more of the cost of replacement of the Premises, or (c) the Building is damaged to the extent of fifty percent (50%) or more of the cost of replacement, or (d) such damage is twenty-five percent (25%) or more of the cost of replacement of the Premises and the same occurs during the last year of the initial term or any extensions or renewal terms of this Lease, then, in any such event(s), Landlord may elect either to repair or rebuild the Premises or the Building of which the Premises are a part, as the case may be, or to terminate this Lease upon giving notice of such election, in writing, to Tenant within ninety (90) days after the happening of the event causing such damage.

If such damage, repairing or rebuilding shall render the Premises untenantable, in whole or in part, a proportionate abatement of the rent and additional rent stipulated herein shall be allowed from the date such damage occurred until the date Landlord completes the repairs or rebuilding, said proportion to be computed on the basis of the gross LEASEABLE area of the space rendered UNUSABLE TO TENANT. If Landlord is required or elects to repair the Premises as provided herein, Tenant shall repair its floor and wall COVERINGS which Tenant is obligated to insure pursuant to the terms hereof, in a manner and to at least a condition equal to that prior to such damage or destruction. In addition, Tenant is hereby given the sole option to terminate this Lease in the event the repairing or rebuilding to be effected by Landlord and required hereunder cannot be completed within one hundred twenty (120) days from the date of the occurrence of the damage and destruction OR IN THE EVENT SUCH DAMAGE IS TWENTY-FIVE PERCENT (25%) OR MORE OF THE COST OF REPLACEMENT OF THE PREMISES AND THE SAME OCCURS DURING THE LAST YEAR OF THE INITIAL TERM.

22. LIABILITIES OF THE PARTIES: Tenant waives all claims against Landlord for damages to goods or for injuries to persons on or about the Premises or common areas from any cause arising at any time other than damages or injuries directly resulting from LANDLORD'S negligence OR WILLFUL MISCONDUCT. The TENANT will indemnify Landlord on account of any damage or injury to any persons, or to the goods of any person, arising from the use of the Premises by the Tenant, or arising form the failure of Tenant to keep the Premises in good condition as provided herein. The Landlord shall not be liable to the Tenant for any damage by or from any act or negligence of any occupant of the same Building, or by any owner or occupant of adjoining or contiguous property.

         The Tenant agrees to pay for all damages to the Building, as well as all damage or injuries suffered by Tenant or occupants thereof caused by misuse or neglect of the Premises by the Tenant.

         Landlord is specifically not responsible under any circumstance for any damage to any computer, computer component, or computer peripheral, hardware or software damaged by any interruption, usage or variation for whatever reason in the electrical distribution system in the building.

         Notwithstanding any other term or provision herein contained, it is specifically understood and agreed that there shall be no personal liability of Landlord (nor Landlord's agent, if any) in respect to any of the covenants, conditions or provisions of this Lease. In the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of the Landlord in the property for the satisfaction of Tenant's remedies, INCLUDING ALL SALES, INSURANCE AND CONDEMNATION PROCEEDS.

23. PARKING: The Landlord warrants that it will, without charge and throughout the term of this Lease and any extensions or renewals thereof, provide the Tenant with parking around the demised Premises which complies with applicable city or county code AND EXCLUSIVE USE OF ALL PARKING ON THE PREMISES SITE. Tenant agrees to comply with the parking rules contained in the Parking Rules and Regulations attached hereto as Exhibit "E" together with all reasonable modifications and additions thereto which Landlord may from time to time make.

24. SIGNS: Tenant may erect, install or display a sign IDENTIFYING TENANT upon the Building exterior, the exterior of the Premises, or the exterior walls thereof, SO LONG AS SUCH SIGNS COMPLY WITH ALL APPLICABLE CODES AND REGULATIONS. TENANT SHALL NOT INSTALL OR DISPLAY ANY ADVERTISING MATERIAL UPON ANY PORTION OF THE PREMISES. TYPE AND SIZE OF SIGN, MANNER OF ATTACHMENT AND LOCATION ARE SUBJECT TO LANDLORD'S REASONABLE APPROVAL.

25. UTILITIES: Landlord will provide utility service connections to the Premises, including electrical service, natural gas (where available), water and sewer. The Tenant shall pay directly for the use of (a) natural gas or other fuels used to heat the Premises, (b)

120/208V electricity for heating air conditioning, TENANT'S USE OF THE PREMISES and the lighting throughout the Premises used for operation of Tenant's business. Tenant shall keep the Premises at a temperature sufficiently high to prevent freezing of water in sprinkler system, pipes, and fixtures.

         Tenant will be responsible for the payment of charges for the use of water and sewer, proportionate to its share of the total rentable square footage of the Building, or 100%.

26. PLATE GLASS BREAKAGE: Notwithstanding anything herein to the contrary, except by negligence of Landlord, Tenant shall be solely responsible for repair and replacement in the event of plate glass damage or breakage.

27. GARBAGE REMOVAL: Tenant will be responsible for providing a container for garbage and arrange for its systematic pickup.

28. JANITORIAL SERVICES: Tenant shall provide janitorial services and supplies to the Premises, at its own expense.

29. FIRE EXTINGUISHERS: Tenant covenants during the Term and such further time as Tenant occupies any part of the Premises to keep the Premises equipped with all safety appliances, included but not limited to an operating fire extinguisher, required by law or ordinance or any other regulation of any public or private authority having jurisdiction over the Premises (including insurance underwriters or rating bureaus) because of any use made by Tenant and to procure all licenses and permits so required because of such use and, if required by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's permitted uses.

30. EXTERMINATION: The Tenant shall, at its sole cost and expense, on at least a quarterly basis, employ professional exterminators to control pests within the Premises and supply Landlord with a copy of the contract therefor.

31. STORING OF FLAMMABLE MATERIALS: The Tenant agrees that it shall not store nor shall it use any dangerous and/or flammable chemical material(s) within or around the Premises in a manner which violates any law or which may cause the costs incurred by Landlord with respect to taxes and insurance regarding the Premises to increase in which case Tenant shall bear the cost of any such increase.

32. REPLACEMENT OF LIGHT BULBS: Tenant shall, at its sole cost and expense, replace all light bulbs within the Premises.

33. KITCHEN APPLIANCES AND EQUIPMENT: In the event of installation of a kitchen or kitchen equipment by either Landlord or Tenant, such maintenance and repair of all items contained within the area shall be at the sole cost and expense of Tenant, to include but not limited to: maintenance, repair and replacement of a microwave oven, refrigerator, stove, ice maker, coffee maker, garbage disposal, dishwasher, sink, faucet or any other item within the area. Tenant hereby acknowledges to Landlord that any fixtures described herein BUILT INTO THE PREMISES OR PAID FOR BY LANDLORD are to become a part of the Premises and notwithstanding Section 36 herein, upon Tenant's vacating the Premises, all SUCH fixtures shall remain the property of Landlord.

34. REMOVAL OF TENANT'S FIXTURES: The Tenant shall have the privilege at any time, on or before vacating the Premises, of removing any or all of its personal property, equipment and fixtures, and Tenant shall repair any damage caused by the removal thereof and shall leave the Premises in good and clean condition and repair.

35. DEFAULT: If Tenant: (i) fails to pay any Rent, or any other sum of money which Tenant is obligated to pay, as provided in this Lease WITHIN FIVE (5) BUSINESS DAYS FOLLOWING RECEIPT OF WRITTEN NOTICE THAT SUCH AMOUNT IS PAST DUE; or (ii) breaches any other agreement, covenant or obligation herein set forth and such breach shall continue and not be remedied within THIRTY (30) days after Landlord shall have given Tenant written notice specifying the breach, or if such breach cannot, with due diligence, be cured within said period of THIRTY (30) days and Tenant does not within said THIRTY (30) day period commence and thereafter with reasonable diligence completely cure the breach within thirty (30) days after notice; or (iii) files (or has filed against it and not stayed or vacated within sixty (60) days after filing) any petition or action for relief under any creditor's law (including bankruptcy, reorganization, or similar action), either in state or federal court; or (iv) makes any transfer in fraud of creditors as defined in Section 548 of the United States Bankruptcy Code (11 U.S.C. 548, as amended or replaced), has a receiver appointed for its assets (and appointment shall not have been stayed or vacated within thirty (30) days), or makes an assignment for benefit of creditors; then Tenant shall be in default hereunder, and, in addition to any other lawful right or remedy which it may have, Landlord at its option may do the following: (i) terminate this Lease; OR (ii) repossess the Premises, and with or without terminating (IF LANDLORD REPOSSESSES THE PREMISES WITHOUT TERMINATING THIS LEASE, LANDLORD AGREES TO USE BEST EFFORTS TO MITIGATE ITS DAMAGES), relet the same at such amount as Landlord deems reasonable; and if the amount for which the Premises is relet is less than Tenant's Rent and all other obligations of Tenant to Landlord hereunder, then Tenant shall immediately pay the difference on demand to Landlord, but if in excess of Tenant's Rent, and all other obligations of Tenant hereunder, the entire amount obtained from such reletting shall belong to Landlord, free of any claim of Tenant thereto. All reasonable expenses of Landlord in repairing, restoring, or altering the Premises for reletting as general office WAREHOUSE space, together with leasing fees and all other expenses in seeking and obtaining a new Tenant, shall be charged to and be a liability of Tenant. Landlord's reasonable attorneys' fees in pursuing any of the foregoing remedies, or in collecting any Rent due by Tenant hereunder, shall be paid by Tenant.

         All rights and remedies of Landlord are cumulative, and the exercise of any one shall not be an election excluding Landlord at any other time from exercise of a different or inconsistent remedy. No exercise by Landlord of any right or remedy granted herein shall constitute or effect a termination of this Lease unless Landlord shall so elect by written notice delivered to Tenant.

         The failure of Landlord to exercise its rights in connection with this Lease or any breach or violation of any term, or any subsequent breach of the same or any other term, covenant or condition herein contained shall not be a waiver of such term, covenant or condition or any subsequent breach of the same or any other covenant or condition herein contained.

         No acceptance by Landlord of a lesser sum than the Base Rent, administrative charges, Additional Rent and other sums then due shall be deemed to be other than on account of the earliest installment of such payments due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy provided in this Lease.

         In addition, no payments of money by Tenant to Landlord after the expiration or termination of this Lease after the giving of any notice by Landlord to Tenant shall reinstate or extend the Term, or make ineffective any notice given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums due under this Lease, and the payment thereof shall not make ineffective any notice or in any manner affect any pending suit or any judgment previously obtained.

         Tenant further agrees that Landlord may obtain an order for summary ejectment from any court of competent jurisdiction without prejudice to Landlord's rights to otherwise collect rents from Tenant.

36. MULTIPLE DEFAULTS: Tenant acknowledges that any rights or options of first refusal, or to extend the Term, to expand the size of the Premises, to purchase the Premises or the Building, or other such or similar rights or options which have been granted to Tenant under this Lease are conditioned upon the prompt and diligent performance of the terms of this Lease by Tenant. Accordingly, should Tenant default under this Lease on two (2) or more occasions during any twelve (12) month period, in addition to all other remedies available to Landlord, all such rights and options shall automatically, and without further action on the part of any party, expire and be deemed canceled and of no further force and effect.

37. RE-ENTRY BY LANDLORD: No re-entry by Landlord or any action brought by Landlord to oust Tenant from the premises shall operate to terminate this Lease unless Landlord shall give written notice of termination to Tenant, in which event Tenant's liability shall be as above provided. No right or remedy granted to Landlord herein is intended to be exclusive of any other right or remedy, and each and every right and remedy herein provided shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing in law or equity or by statute. In the event of termination of this Lease, Tenant waives any and all rights to redeem the Premises either given by any statute now in effect or hereafter enacted.

38. WAIVER OF RIGHTS: No waiver by Landlord OR TENANT of any provision hereof shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by LANDLORD OR Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof other than the failure of Tenant to pay the particular rent as accepted regardless of Landlord's knowledge of said preceding breach at the time of acceptance of such rent.

39. SECURITY DEPOSIT: CONCURRENTLY WITH THE EXECUTION OF THIS LEASE BY TENANT, TENANT SHALL DELIVER THE SECURITY DEPOSIT TO LANDLORD IN THE FORM OF CASH, IN LAWFUL MONEY OF THE UNITED STATES, OR AN IRREVOCABLE STANDBY LETTER OF CREDIT IN FAVOR OF LANDLORD ("LC"), IN AN AMOUNT EQUAL TO $65,700.00 ("SECURITY DEPOSIT"). TENANT SHALL RETAIN THE RIGHT FROM TIME TO TIME UPON TEN (10) DAYS PRIOR WRITTEN NOTICE TO LANDLORD TO REPLACE THE LC AND/OR THE SECURITY DEPOSIT WITH THE OTHER (EXCEPT THAT TENANT SHALL PAY ANY PENALTIES RESULTING FROM THE EARLY WITHDRAWAL OR ANY SECURITY DEPOSIT INVESTED HEREUNDER). TENANT SHALL ALSO RETAIN FROM TIME TO TIME THE RIGHT TO CANCEL THE LC AT ANY TIME PROVIDED TENANT CONCURRENTLY REPLACES SUCH LC BEING CANCELED WITH A SUBSTITUTE LC OR WITH CASH IN AN AMOUNT EQUAL TO THE THEN OUTSTANDING AMOUNT OF THE LC WHICH WAS CANCELED. THE LC, IF ANY, SHALL BE (I) FROM A BANK REASONABLY ACCEPTABLE TO LANDLORD, (II) IN THE FORM AND CONTENT OF THAT ATTACHED HERETO AS EXHIBIT "F" (OR IN A DIFFERENT FORM WHICH IS REASONABLY ACCEPTABLE TO LANDLORD), AND (III) SUBJECT TO THE CONDITIONS STATED IN THIS PARAGRAPH. THE LC SHALL HAVE A TERM OF AT LEAST 364 DAYS AND BE AUTOMATICALLY RENEWED (OR A REASONABLY SATISFACTORY REPLACEMENT LC FROM A BANK REASONABLY ACCEPTABLE TO LANDLORD SHALL BE IN PLACE IN STRICT ACCORDANCE WITH THE TERMS HEREOF) AT LEAST TWENTY (20) DAYS PRIOR TO THE EXPIRATION OF EACH 364-DAY PERIOD FOR ADDITIONAL PERIODS OF 364 DAYS EACH UNTIL THE THIRTIETH
(30TH) DAY FOLLOWING THE EXPIRATION OR EARLIER TERMINATION OF THE INITIAL TERM OF THE LEASE. PROVIDED THAT TENANT IS NOT IN DEFAULT UNDER THIS LEASE, BEYOND ALL APPLICABLE NOTICE AND CURE PERIODS, THE AMOUNT OF THE LC AND SECURITY DEPOSIT BEING HELD BY LANDLORD SHALL COLLECTIVELY BE REDUCED AS SET FORTH BELOW, EXCEPT THAT (a) THE LC AND SECURITY DEPOSIT SHALL REDUCE IF TENANT

SUBSEQUENTLY CURES ANY DEFAULT UNDER THIS LEASE, (b) TO THE EXTENT LANDLORD HAS NOT DRAWN UPON THE LC PURSUANT TO THE TERMS OF THIS LEASE, ANY REMAINING LC AND/OR SECURITY DEPOSIT SHALL BE RETURNED TO TENANT BY LANDLORD WITHIN THIRTY
(30) DAYS FOLLOWING THE EXPIRATION OF THE TERM OR EARLIER TERMINATION OF THIS LEASE.


                  DATE OF REDUCTION             LC/SECURITY DEPOSIT AMOUNT
                  1ST ANNIVERSARY                        $52,560.00
                  2ND ANNIVERSARY                        $42,048.00

                  TENANT ACKNOWLEDGES THAT LANDLORD HAS THE RIGHT TO TRANSFER OR MORTGAGE ITS INTEREST IN THE PREMISES AND IN THIS LEASE AND TENANT AGREES THAT IN THE EVENT OF ANY SUCH TRANSFER OR MORTGAGE, LANDLORD SHALL TRANSFER AND ASSIGN THE LC AND/OR SECURITY DEPOSIT TO THE TRANSFEREE OR MORTGAGEE. THE SECURITY DEPOSIT AND/OR L-C SHALL be held by Landlord as security for Tenant's satisfactory performance of the terms, covenants and conditions of this Lease including the payment of Basic Rent (either pro-rated or entire month) and Late Payment of Rent Charges (as specified in Section 6 herein).

         (a) Application of Security Deposit. Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for payment of any Basic Rent (pro-rated or entire month), Additional Rent or Late Payment of Rent Charges or any other sum as to which Tenant is in default BEYOND APPLICABLE NOTICE AND CURE PERIODS or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease BEYOND APPLICABLE NOTICE AND CURE PERIODS including any damages or deficiency in the re-letting of the demised premises or other reentry by Landlord.

         (b) Replenishment of Security Deposit. If Landlord uses, applies or retains the whole or any part of the security, Tenant shall replenish the security to its original sum of SIXTY FIVE THOUSAND SEVEN HUNDRED DOLLARS AND 00/100 ($65,700.00) within TEN (10) BUSINESS days after being notified by the Landlord of the amount due. Tenant shall be in default of this Lease if the amount due is not paid within the required period of time. THE SECURITY DEPOSIT, IF HELD IN CASH, SHALL ACCRUE INTEREST AT THE 1-YEAR "COMMERCIAL PAPER" RATE OF __________ BANK AND ACCRUED INTEREST SHALL BE DISBURSED TO TENANT ON EACH ANNIVERSARY OF THE COMMENCEMENT DATE.

         (c) Transfer of Property. In the event of a sale or leasing of the Real Property or any part thereof, of which the demised premises form a part, Landlord shall have the right to transfer the security to ANY OWNER OF THE ENTIRE REAL PROPERTY and Landlord shall ipso facto be released by Tenant from all liability for the return of said security; and Tenant agrees to look solely to the new Landlord for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer of assignment made of the security to a new landlord.

         (d) Prohibition on Tenant Assignment. Tenant covenants that it shall not assign or encumber the security deposit given to Landlord pursuant to this Lease. Neither Landlord, its successors or assigns shall be bound by any such assignment of encumbrance or any attempted assignment or encumbrance.

         (e) When Returned. In the event that Tenant shall fully and faithfully comply with all the terms, covenants and conditions of this Lease, any part of the security not used or retained by Landlord shall be returned to Tenant WITHIN THIRTY (30) DAYS after the Expiration Date of the Lease and inspection and approval of the Premises by Landlord, WHICH SHALL BE PERFORMED WITHIN SUCH THIRTY (30) DAY PERIOD, normal wear and tear expected and after delivery of exclusive possession of the demised premises to Landlord.

40. NOTICES: All notices provided for herein shall be in writing and shall be deemed to have been given when deposited in the United States mails, postage fully prepaid, and directed to the parties hereto at their respective addresses given below:


Landlord:         Notices only:                      HIGHWOODS REALTY LIMITED PARTNERSHIP
                                                     380 Knollwood Street, Suite 430
                                                     Winston-Salem, North Carolina  27103

Landlord:         Payments only:                     HIGHWOODS REALTY LIMITED PARTNERSHIP
                                                     P.O. Box 65195
                                                     Charlotte, North Carolina  28265-0195
                                                     Tax ID # 56-1869557

TENANT:                                     ETOYS DISTRIBUTION, LLC
                                            202-C NORTH CHIMNEY ROCK ROAD
                                            GREENSBORO, NC 27409
                                            TAX ID #/SS# _____________________

                                            AND

                                            ETOYS INC.
                                            3100 OCEAN PARK BOULEVARD, SUITE 300
                                            SANTA MONICA, CALIFORNIA 90404
                                            ATTENTION:  GENERAL COUNSEL

         Either party may, in addition, deliver written notice by hand delivery. Further, the parties hereto may give or receive notice by or from their respective attorneys and may, by like notice, designate a new address to which subsequent notice shall be directed.

41. COMPLIANCE WITH LAWS: In addition to other provisions herein, Tenant shall promptly execute and comply with all laws, ordinances, rules, regulations and requirements of any or all federal, state and municipal authorities having jurisdiction over the manner in which the Tenant's business is conducted, but only insofar as these laws, ordinances, rules and regulations and requirements are violated by the conduct of Tenant's business.

42. RULES AND REGULATIONS: Tenant, its agents, servants and invitees shall observe faithfully and comply strictly with the rules and regulations set forth on the schedule designated BUILDING RULES AND REGULATIONS, attached hereto as Exhibit "C" and by this reference made a part hereof. Landlord shall have the right, from time to time, during the term of this Lease to make reasonable changes in, and additions to, said rules and regulations, provided such changes and additions do not unreasonably affect the conduct of Tenant's business in the Premises OR USE OF BUILDING, PARKING OR LOADING DOCKS. Any failure by Landlord to enforce any said rules and regulations now or hereafter in effect, against Tenant, shall not constitute a waiver of such rules and regulations. The defined words in this Lease, whenever used in said rules and regulations, shall have the same meanings as herein.

43. HAZARDOUS WASTE: As used in this agreement, "Hazardous Waste" shall mean any hazardous or toxic substance, material, water or similar term which is regulated by local authorities, the State of North Carolina or the United States of America, including, but not limited to, any material, substance, waste or similar term which is (i) defined as a hazardous material under the laws of the State of North Carolina; (ii) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control act (33 U.S.C. Section 1317); (iii) defined as a hazardous waste under Section 1004 of the Federal Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et. seq.); (iv) defined as a hazardous waste substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, (42 U.S.C. Section 9601 et. seq.); (v) defined as a hazardous waste or toxic substance, waste, material or similar term in rules and regulations, as amended from time to time, which are adopted by any administrative agency including, but not limited to, the Environmental Protection Agency, the Occupational Safety and Health Administration, and any such similar local, state or federal agency having jurisdiction over the Premises whether or not such rules and regulations have the force of law; (vi) defined as a hazardous or toxic waste, substance, material or similar term in any statute, regulation, rule or law enacted or adopted at any time after the date of this agreement by local authorities, the State of North Carolina, or the federal government.

         The Tenant shall not cause or permit the existence upon, or the discharge from the Premises of any hazardous material, OTHER THAN IN NORMAL QUANTITIES IN CONNECTION WITH ITS BUSINESS AND IN FULL COMPLIANCE WITH APPLICABLE LAWS, and the Tenant shall immediately notify the Landlord of the existence of any OTHER hazardous material discovered on the Premises, whether placed there by spill, release, discharge, disposal or storage.

         The Tenant shall promptly pay, discharge, or remove any claim, charge or lien upon the Premises CAUSED BY TENANT, and shall indemnify and hold harmless the Landlord, from any and all loss, damage or expense resulting from such Hazardous Waste that exists upon or is discharged from the Premises AS A RESULT OF ACTIONS OF TENANT.

         This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by and federal, state or local governmental agency or political subdivision because of hazardous material present in the soil or ground water on or under the Premises CAUSED BY TENANT. Without limiting the foregoing, if the presence of any hazardous material on the Premises and Building caused by Tenant results in the contamination of the Premises or Building, Tenant shall promptly take all actions at its sole expense, as are necessary to return the same to the condition existing prior to the introduction of any such hazardous material thereto; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises and Building.

         Landlord reserves the right to inspect the Premises from time to time, but no more than twice a year, for the existence of Hazardous Waste. Tenant shall be responsible, if discovered, OF all costs associated with the immediate clean up and/or disposal of such Hazardous Waste CAUSED BY TENANT.

         LANDLORD HEREBY AGREES THAT IF ANY CLAIM IS EVER MADE AGAINST TENANT RELATING TO HAZARDOUS WASTE DISPOSED OF (OR ALLOWED TO BE DISPOSED OF) ON THE PREMISES BY LANDLORD OR LANDLORD'S EMPLOYEES, SERVANTS, AGENTS, LICENSEES OR INVITEES ("LANDLORD'S HAZARDOUS WASTE"), LANDLORD SHALL PAY ALL COSTS RELATED TO THE REMOVAL, DISPOSAL AND REMEDIATION OF THE LANDLORD'S HAZARDOUS WASTE AND ALL LIABILITY IMPOSED UPON, AND ALL DAMAGES SUFFERED BY TENANT DIRECTLY ARISING OUT OF LANDLORD'S HAZARDOUS WASTE AND LANDLORD AGREES TO INDEMNIFY, DEFEND, PROTECT AND HOLD TENANT HARMLESS FROM AND AGAINST ALL SUCH COSTS, LOSSES, LIABILITIES AND DAMAGES (A "LOSS") INCURRED BY TENANT (WHETHER SUCH LOSS IS A RESULT OF DAMAGE TO PERSON OR PROPERTY) AS THE RESULT OF LANDLORD'S HAZARDOUS WASTE.

         FURTHERMORE, IF THE PREMISES IS CONTAMINATED BY HAZARDOUS WASTE WHICH IS THE RESULT OF THE MIGRATION OF HAZARDOUS WASTE ONTO THE PREMISES FROM A PROPERTY ADJACENT THERETO OR AN ACT OR OMISSION OF A THIRD PARTY (EXCLUSIVE OF TENANT OR TENANT'S EMPLOYEES, SERVANTS, AGENTS, CONTRACTORS, ASSIGNEES, LICENSEES OR INVITEES) ("THIRD PARTY HAZARDOUS WASTE"), LANDLORD SHALL:

         (I) IF ANY CLAIM IS EVER MADE AGAINST LANDLORD AND TENANT RELATING TO SUCH THIRD PARTY HAZARDOUS WASTE ON OR AROUND THE PREMISES, AFFORD TENANT THE OPPORTUNITY TO BE REPRESENTED BY THE SAME LEGAL COUNSEL THAT REPRESENTS LANDLORD WITH RESPECT TO SUCH CLAIM, AND LANDLORD SHALL BE RESPONSIBLE FOR ALL COSTS RELATED TO THE LEGAL SERVICES PROVIDED BY THE LEGAL COUNSEL REPRESENTING LANDLORD AND TENANT WITH RESPECT TO SUCH CLAIM; PROVIDED, HOWEVER, LANDLORD SHALL NOT BE OBLIGATED TO AFFORD TENANT SUCH LEGAL REPRESENTATION IF LANDLORD'S LEGAL COUNSEL DETERMINES, IN ITS REASONABLE LEGAL OPINION, THAT IT IS UNABLE TO REPRESENT THE LANDLORD AND TENANT WITH RESPECT TO SUCH CLAIM BECAUSE OF A "CONFLICT OF INTEREST" WITH RESPECT TO THE REPRESENTATION OF BOTH LANDLORD AND TENANT IN SUCH MATTER (IN WHICH EVENT TENANT SHALL BE RESPONSIBLE FOR PROCURING ITS OWN LEGAL COUNSEL WITH RESPECT TO SUCH CLAIM AND PAYING FOR THE COSTS OF SUCH LEGAL SERVICES RELATED THERETO); AND

         (II) ALLOW TENANT THE OPPORTUNITY TO TERMINATE THIS LEASE UPON WRITTEN NOTICE TO LANDLORD WITHIN THIRTY (30) BUSINESS DAYS AFTER TENANT'S DISCOVERY OF SUCH THIRD PARTY HAZARDOUS WASTE, BUT ONLY IF (A) LANDLORD HAS NOT INFORMED TENANT WITHIN SUCH THIRTY (30) DAY PERIOD THAT LANDLORD WILL ASSUME ALL COSTS RELATED TO ANY LOSS INCURRED BY TENANT ARISING OUT OF SUCH THIRD PARTY HAZARDOUS WASTE AND (B) TENANT HAS REASONABLY DETERMINED THAT TENANT OR ITS EMPLOYEES OR INVITEES WILL LIKELY INCUR A LOSS AS THE RESULT OF THE EXISTENCE OF SUCH THIRD PARTY HAZARDOUS WASTE ON THE PREMISES.


44. SURRENDER: The Tenant shall surrender the Premises in good and clean condition and repair AS WHEN RECEIVED, excepting only normal wear and tear and damage by fire or other casualty damage covered by insurance and paid to Landlord. Tenant shall not remain in the Premises without the benefit of a written Lease or renewal agreement executed by the parties hereto prior to the expiration of the then existing term. No other holding over of the Premises shall be allowed on any basis whatsoever.

         The delivery of keys or other such tender of possession of the Premises to Landlord or to an employee of Landlord shall not operate as a termination of this Lease or a surrender of the Premises.

         Any pro-rated rent or damages in excess of the security deposit held by Landlord shall be invoiced by Landlord and payable by Tenant within THIRTY (30) days from the date of invoice.

45. HOLDOVER: In the event Tenant remains in possession of the leased premises after the expiration of the term of this Lease, without having first extended this Lease by written agreement with Landlord, such holding over shall not be construed as a renewal or extension of this Lease. Such holding over shall be deemed to have created and be construed as tenancy from month to month, terminable on 30 days notice in writing from either party to the other. The monthly rental to be paid shall be 150% of the monthly rental payable during the last month of the term of this Lease. All other terms and conditions of this Lease shall continue to be applicable for both Landlord and Tenant.

         If Tenant fails to surrender the Premises to Landlord on expiration of the term as required by this Section, Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to surrender the Premises, including without limitation, claims made by the succeeding Tenant resulting from Tenant's failure to surrender the Premises.

46. LIENS: If Tenant shall cause any material to be furnished to the Premises or labor to be performed thereon or therein, Landlord shall not under any circumstances be liable for the payment of any expenses incurred or for the value of any work done or material furnished. All such work shall be at Tenant's expense and Tenant shall be solely and wholly responsible to all contractors, laborers, and materialmen furnishing labor and material to the Premises. Nothing herein shall authorize the Tenant or any person dealing through, with or under Tenant to charge the Premises or any interest of the Landlord therein or this Lease with any mechanic's liens or other liens or encumbrances whatsoever. On the contrary, (and notice is hereby given) the right and power to charge any lien or encumbrance of any kind against the Landlord or its estate is hereby expressly denied.

47. BENEFITS, BURDENS AND ENTIRE AGREEMENT: This Lease is binding on and benefits the parties hereto and their respective heirs, legal representatives, successors, nominees and assigns. Liability hereunder shall be joint and several upon all who sign this agreement. Throughout this agreement the masculine gender shall be deemed to include the feminine, the feminine the masculine, the singular the plural and the plural the singular.

         This Lease contains the entire agreement between the parties hereto with respect to the Premises leased hereunder; further, this Lease may not be modified, altered or amended except by an instrument in writing, executed by the parties hereto or their respective heirs, legal representatives, successors, nominees or assigns and which instrument shall be attached hereto as an amendment to this Lease and shall thereby become a part hereof.

48. ATTORNEY'S FEES: If either Landlord or Tenant files an action to enforce any agreement contained in this Lease, or for breach of any covenant or condition, the prevailing party in any such action, or the party settling to its benefit, shall be reimbursed by the other party for reasonable attorneys' fees in the action.

         In the event Landlord refers a default by Tenant to an attorney for collection and a suit is not filed, Tenant agrees to pay reasonable attorney fees if action is not filed thereunder.

49. GOVERNING LAW: This Lease shall be governed by and construed under the laws of the State of North Carolina.

50. ESTOPPEL CERTIFICATES: Tenant shall execute and deliver to Landlord, upon its occupancy of the Premises, a certificate/statement provided by Landlord, certifying that this Lease is unmodified and in full force and effect and other factual data relating to the Lease or the Premises which Landlord may reasonably request. Furthermore, Tenant may be required, from time to time during the term of the Lease, to execute and deliver to Landlord a COMMERCIALLY REASONABLE certificate/statement for purposes of refinancing, syndication, sale of property, etc. In such event, Tenant shall have FIFTEEN (15) BUSINESS days from its receipt thereof from Landlord to execute and deliver such fully executed COMMERCIALLY REASONABLE certificate/statement to Landlord. Tenant's failure to execute said COMMERCIALLY REASONABLE certificate shall constitute a default hereunder.

51. BROKERAGE FEES: Tenant represents and warrants that it has not dealt with any real estate broker, finder or other person, with respect to this Lease in any manner, except CRESA PARTNERS ("CRESA") whose address is 11726 SAN VICENTE BOULEVARD, SUITE 500, LOS ANGELES, CA 90049,. Landlord shall pay only any commissions or fees that are payable to the above-named broker or finder with respect to this Lease pursuant to Landlord's separate agreement with such broker or FINDER. Tenant shall indemnify and hold Landlord harmless from any and all damages resulting from claims that may be asserted against Landlord by any other broker, finder or other person (including, without limitation, any substitute or replacement broker claiming to have been engaged by Tenant in the future), claiming to have dealt with Tenant in connection with this Lease or any amendment or extension hereto, or which may result in Tenant leasing other or enlarged space from Landlord. The provisions of this paragraph shall survive the termination of this Lease.

52. EVIDENCE OF AUTHORITY: If requested by Landlord, Tenant shall furnish appropriate legal documentation evidencing the valid existence and good standing of Tenant and the authority of any parties signing this Lease to act for Tenant. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in North Carolina, that the corporation has full right and authority to enter into this Lease and that each of the persons signing on behalf of the corporation is authorized to do so.

53. LEASE REVIEW; DATE OF EXECUTION: The submission of this Lease to Tenant for review does not constitute a reservation of or option for the Premises, and this Lease shall become effective as a contract only upon execution and delivery by both Landlord and Tenant. The date of execution shall be entered on the top of the first page of this Lease by Landlord, and shall be the date on which the last party signed the Lease, or as otherwise may be specifically agreed by both parties. Such date, once inserted, shall be established as the final date of ratification by all parties to this Lease, and shall be the date for use throughout this Lease as the "date of execution" or "execution date".

54. ABATEMENT EVENT: IN THE EVENT THAT TENANT IS PREVENTED FROM USING, AND DOES NOT USE, THE PREMISES OR ANY PORTION THEREOF, AS A RESULT OF ANY OCCURRENCE OUTSIDE THE REASONABLE CONTROL OF TENANT (AN "ABATEMENT EVENT"), THEN RENT SHALL BE ABATED OR REDUCED, AS THE CASE MAY BE, FOR SUCH TIME THAT TENANT CONTINUES TO BE SO PREVENTED FROM USING, AND DOES NOT USE, THE PREMISES OR A PORTION THEREOF, IN THE PROPORTION THAT THE RENTABLE AREA OF THE PORTION OF THE PREMISES THAT TENANT IS PREVENTED FROM USING, AND DOES NOT USE, BEARS TO THE TOTAL RENTABLE AREA OF THE PREMISES; PROVIDED, HOWEVER, IN THE EVENT THAT TENANT IS PREVENTED FROM USING, AND DOES NOT USE, A PORTION OF THE PREMISES AND THE REMAINING PORTION OF THE PREMISES IS NOT SUFFICIENT TO ALLOW TENANT TO EFFECTIVELY CONDUCT ITS BUSINESS THEREIN, AND IF TENANT DOES NOT CONDUCT ITS BUSINESS FROM SUCH REMAINING PORTION, THEN RENT SHALL BE ABATED FOR SUCH TIME AS TENANT CONTINUES TO BE SO PREVENTED FROM USING, AND DOES NOT USE, THE ENTIRE PREMISES; PROVIDED, HOWEVER, NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS SECTION 54, TENANT'S RENT SHALL ONLY BE ABATED IN THE AMOUNT PAID UNDER ANY LOSS OF RENTS POLICY COVERING THE OCCURRENCE, WHICH LANDLORD AGREES TO USE COMMERCIALLY REASONABLE EFFORTS TO COLLECT.

55. CONFIDENTIALITY. EXCEPT AS MAY BE REQUIRED BY SUBPOENA OR OTHER LEGAL REQUIREMENT OR FOR THE PURPOSES OF OR EXCEPT AS MAY BE REASONABLY REQUIRED IN CONNECTION WITH THE SALE, RE-LEASING, FINANCING OR REFINANCING OF THE PREMISES, ALL INFORMATION LEARNED BY OR DISCLOSED TO LANDLORD WITH RESPECT TO TENANT'S BUSINESS (INCLUDING WITHOUT LIMITATION, A COPY OF THIS LEASE AND THE TERMS HEREOF AND PAYMENTS DUE HEREUNDER) OR INFORMATION DISCLOSED OR DISCOVERED DURING AN ENTRY BY LANDLORD INTO THE PREMISES, SHALL BE KEPT STRICTLY CONFIDENTIAL BY LANDLORD, LANDLORD'S LEGAL REPRESENTATIVES, SUCCESSORS, ASSIGNS, EMPLOYEES, SERVANTS AND AGENTS AND SHALL NOT BE USED (EXCEPT FOR LANDLORD'S CONFIDENTIAL INTERNAL PURPOSES) OR DISCLOSED TO OTHERS BY LANDLORD, OR LANDLORD'S SERVANTS, AGENTS, EMPLOYEES, LEGAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS, WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF TENANT, WHICH TENANT MAY WITHHOLD IN ITS SOLE AND ABSOLUTE DISCRETION. ANY AND ALL INFORMATION CONVEYED TO THE MEDIA AND/OR THE BUSINESS COMMUNITY, WHETHER IN THE FORM OF INFORMAL OR FORMAL DISCUSSION, PRESS RELEASES, DIRECT MAIL OR OTHER BROADLY DISTRIBUTED ANNOUNCEMENTS REGARDING DISCUSSIONS, NEGOTIATIONS, LEASE SIGNING,

OCCUPANCY BY TENANT OR SUCH SUBSEQUENT AGREEMENTS BETWEEN TENANT AND LANDLORD CONCERNING THIS LEASE SHALL BE CONVEYED EXCLUSIVELY BY TENANT (THIS INCLUDES ANY AND ALL CONTACT WITH PRINT OR BROADCAST REPORTS, AS WELL AS PAID ADVERTISING).

56. SECURITY. TENANT SHALL HAVE THE RIGHT TO INSTALL ITS OWN SECURITY/ALARM SYSTEM AND/OR HAVE ITS OWN SECURITY PERSONNEL IN THE PREMISES, AT TENANT'S SOLE COST AND EXPENSE, WITHOUT OBTAINING THE LANDLORD'S PRIOR WRITTEN CONSENT.

57. LANDLORD ACTIONS. LANDLORD HEREBY REPRESENTS AND WARRANTS TO TENANT THAT TENANT'S USE OF THE PREMISES, AS SPECIFIED HEREIN, AND TENANT'S OTHER RIGHTS UNDER THIS LEASE, SHALL NOT BY ANY ACT OR OMISSION OF LANDLORD AT ANY TIME DURING THE TERM OF THIS LEASE BE PROHIBITED OR OTHERWISE RESTRICTED BY ANY COVENANT, CONDITION OR RESTRICTION, EASEMENT OR ANY OTHER DOCUMENT OR MATTER AFFECTING TITLE OR USE OF THE PREMISES OR ANY PART THEREOF.

58. STANDARD FOR CONDUCT AND CONSENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE LEASE, REGARDLESS OF ANY REFERENCE TO THE WORDS "SOLE" OR "ABSOLUTE" (BUT EXCEPT FOR MATTERS WHICH WILL HAVE AN ADVERSE EFFECT ON THE (i) STRUCTURAL INTEGRITY OF THE PREMISES, (ii) THE PREMISES' PLUMBING, HEATING, LIFE SAFETY, VENTILATING, AIR CONDITIONING, MECHANICAL OR ELECTRICAL SYSTEMS ("PREMISES SYSTEMS"), OR (iii) THE EXTERIOR APPEARANCE OF THE PREMISES (WHEREUPON IN EACH SUCH CASE LANDLORD'S DUTY IS TO ACT IN GOOD FAITH AND IN COMPLIANCE WITH THE LEASE), ANY TIME THE CONSENT OF LANDLORD OR TENANT IS REQUIRED, SUCH CONSENT SHALL NOT BE UNREASONABLY WITHHELD, CONDITIONED OR DELAYED. WHENEVER THE LEASE GRANTS LANDLORD OR TENANT THE RIGHT TO TAKE ACTION, EXERCISE DISCRETION, OR MAKE ALLOCATIONS OR OTHER DETERMINATIONS, LANDLORD AND TENANT SHALL ACT REASONABLY AND IN GOOD FAITH.

59. SUBORDINATION OF LANDLORD'S LIEN. LANDLORD HEREBY SUBORDINATES TO ALL SUPPLIERS, LESSORS AND LENDERS (EACH, A "SECURED PARTY") ANY INTERESTS, LIENS OR CLAIMS THAT LANDLORD MIGHT HOLD, STATUTORY, CONTRACTUAL OR OTHERWISE, TO ANY PERSONAL PROPERTY (AS DEFINED BELOW) OR TRADE FIXTURES (AS DEFINED BELOW) NOW OR HEREAFTER OWNED OR LEASED BY TENANT AND LOCATED AT THE PREMISES (THE "COLLATERAL"). SUCH SUBORDINATION IS EFFECTIVE WITHOUT ANY FURTHER ACT OF LANDLORD; HOWEVER, LANDLORD, WITHIN FIVE (5) DAYS AFTER DEMAND FROM TENANT, SHALL EXECUTE AND DELIVER ANY REASONABLE AND CUSTOMARY INSTRUMENTS, RELEASES OR OTHER DOCUMENTS (INDIVIDUALLY OR COLLECTIVELY, "SUBORDINATION AGREEMENT") REQUIRED BY A SECURED PARTY TO: (i) EVIDENCE LANDLORD'S CONSENT TO SUCH SECURED PARTY'S SECURITY INTEREST (OR OTHER INTEREST) IN THE COLLATERAL; (ii) EVIDENCE LANDLORD'S SUBORDINATION TO SUCH SECURED PARTY OF LANDLORD'S INTERESTS, LIENS OR CLAIMS, IF ANY, IN THE COLLATERAL; (iii) GRANT TO SUCH SECURED PARTY THE RIGHT TO ENTER UPON THE PREMISES FOR THE PURPOSES OF REMOVING ANY COLLATERAL (PROVIDED SUCH ENTRY DOES NOT EXCEED 14 DAYS AND SUCH SECURED PARTY AGREES TO MAKE ANY RESTORATION TO THE PREMISES THAT IS NECESSITATED BY THE REMOVAL AND FURTHER INDEMNIFIES LANDLORD FOR ANY LOSS OR DAMAGE ARISING FROM SUCH SECURED PARTY'S ENTRY ON TO THE PREMISES); AND (iv) GRANT TO SUCH SECURED PARTY SUCH OTHER RIGHTS OR ASSURANCES AS IT MAY REASONABLY AND CUSTOMARILY REQUEST. NOTWITHSTANDING THE FOREGOING, A SUBORDINATION AGREEMENT MAY PROVIDE THAT LANDLORD SHALL USE COMMERCIALLY REASONABLE EFFORTS, BUT SHALL HAVE NO OBLIGATION, TO PROVIDE SUCH SECURED PARTY WITH A COPY OF ANY WRITTEN NOTICE OF DEFAULT DELIVERED TO TENANT BY LANDLORD, AND LANDLORD'S FAILURE TO SO PROVIDE SHALL NOT CONSTITUTE A DEFAULT BY LANDLORD UNDER SUCH SUBORDINATION AGREEMENT. FOR PURPOSES OF THIS SECTION 59, "PERSONAL PROPERTY" SHALL MEAN ANY INVENTORY, ACCOUNTS, EQUIPMENT, FURNITURE, MERCHANDISE, GENERAL INTANGIBLES AND MOVABLE PROPERTY. FOR PURPOSES OF THIS SECTION 59, "TRADE FIXTURES" SHALL MEAN ANY PROPERTY INSTALLED FOR PURPOSES OF BUSINESS TRADE, MANUFACTURE, ORNAMENT OR RELATED USE.

60. INSTALLATION OF OPTIC CABLES: LANDLORD WILL GRANT TENANT THE ABILITY TO CONNECT BOTH FACILITIES (202 A/B & 202 D) WITH FIBER OPTIC CABLES. TENANT AGREES TO REPAIR AND REPLACE ALL MATERIALS DISTURBED DURING THIS PROCESS TO A CONDITION EQUAL TO THE ORIGINAL CONDITION.

61. CONSTRUCTION OF PASS THRUS: LANDLORD WILL ALLOW TENANT TO CONSTRUCT AT ITS SOLE COST AND EXPENSE, PASS THRUS IN THE 202 A/B BUILDING DIMISING WALL AS LARGE AS STRUCTURALLY PERMITTED UPON PRIOR LANDLORD APPROVAL, SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement or have caused their duly authorized representatives to execute same in two (2) original counterparts, as of the day and year first above written.


                               LANDLORD:
                               HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina Limited Partnership
                               By: Highwoods Properties, Inc., General Partner
Attest:


_________________________      By: /s/ Matthew Crawford
Assistant Secretary                  Matthew Crawford
(Corporate Seal)                      VICE President

                               TENANT:
                               ETOYS DISTRIBUTION, LLC, A DELAWARE
                               LIMITED LIABILITY COMPANY
Witness:


_________________________      By: Jordan Posell, Vice President

STATE OF NORTH CAROLINA             )
                                    )                            ACKNOWLEDGMENT
COUNTY OF FORSYTH                   )




         I, __________________________________________, a Notary Public for the
aforesaid State and County, do hereby certify that JULIE K. GOCO personally came before me this day and acknowledged to me that she/he is the Assistant Secretary of HIGHWOODS PROPERTIES, INC., a North Carolina Corporation, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed in its name by MATTHEW CRAWFORD, its VICE President, sealed with its corporate seal, and attested to by JULIE K. GOCO, its Assistant Secretary.

         Witness my hand and official seal or stamp, this the __________ day of ____________________, 20__.







My Commission Expires:  __________________       ______________________________
                                                 Notary Public



^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^^



STATE OF ___________________        )
                                    )                            ACKNOWLEDGMENT
COUNTY OF _________________         )



         I, __________________________________________, a Notary Public for the
aforesaid State and County, do hereby certify that ______________________________________ of ETOYS DISTRIBUTION, LLC, A DELAWARE
LIMITED LIABILITY COMPANY, personally came before me this day and acknowledged the due execution of the foregoing instrument on behalf of the company.


         Witness my hand and official seal or stamp, this the __________ day of __________________, 20__.





My Commission Expires:  __________________       ______________________________
                                                 Notary Public

                                   EXHIBIT "C"

                          BUILDING RULES & REGULATIONS

1. Tenant shall not do or permit anything to be done in the Premises or in the Building which will in any way increase (UNLESS TENANT PAYS THE SAME) the rate payable, or violate any provision, in respect of any policy of fire insurance on the Building or Landlord's property therein; use the Premises as sleeping apartments; engage in or permit games of chance or any form of gambling or immoral conduct in or about the Premises; leave Premises unoccupied without locking all doors, extinguishing lights and turning off all water outlets; encumber or obstruct or deposit rubbish and similar substances in the parking and loading areas, sidewalks or entrance areas; bring or keep any flammable, combustible or explosive substances, to or in the Building EXCEPT IN ACCORDANCE WITH ALL APPLICABLE LAWS; violate security procedures REASONABLY established by Landlord, or in any way create a nuisance.

2. Tenant shall not use the Premises or the Building for any purpose that will damage the Premises or the Building or for any purposes other than those specified in the Lease.

3. Canvassing, soliciting and peddling in and about the Building are prohibited, and Tenant shall cooperate to prevent such activities.

4.

5.

6. Tenant shall not place a load on any floor in the Premises exceeding the floor load limit which such floor was designed to carry, nor shall Tenant install, operate or maintain in the Premises any heavy item or equipment except in such manner as to achieve a proper distribution of weight.

7. Tenant shall not use scotch tape or other adhesive material for the purposes of hanging items on the interior walls of the Premises.

8. Tenant shall not deposit any trash, refuse, cigarettes, or other substances of any kind out of the Building, except in the refuse containers provided therefor. In addition, if Tenant shall place or allow or cause to be placed in the garbage dumpsters excess trash or refuse, such as boxes or cartons, which would necessitate an additional pick-up for such garbage dumpsters, the Tenant shall be responsible for such additional pick-up at its sole cost and expense. Tenant shall exercise its best efforts to keep the sidewalks, entrances in and about the Building clean and free from rubbish. The outside areas immediately adjoining the Premises shall be kept clean and free from snow, ice, dirt and rubbish by Tenant, and Tenant shall not place, suffer or permit any obstruction or storage or display of goods in such areas.

9. Tenant shall not use the washrooms, rest rooms and plumbing fixtures of the Building, and appurtenances thereto, for any other purpose than the purposes for which they were constructed, and Tenant shall not deposit any sweepings, rubbish, rags or other improper substances therein. Tenant shall not waste water by interfering or tampering with the faucets or otherwise. If Tenant or Tenant's servants, employees, agents, contractor, jobbers, licensees, invitees, guests or visitors cause any damage to such washrooms, rest rooms, plumbing fixtures or appurtenances, such damage shall be repaired at Tenant's expense, and Landlord shall not be responsible therefor.

10. Landlord shall have the right to prohibit any publicity, advertising or use of the name of the Building by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue any such publicity, advertising or use of the Building name.

11. The sashes, sash doors, skylights, windows and doors that reflect or admit light or air into the leased area shall not be covered or obstructed by Tenant without Landlord's prior written approval. Tenant hereby agrees to keep the Premises at a temperature sufficiently high to prevent freezing of water pipes and fixtures.

12.

13. Tenant, upon the termination of its lease, shall deliver to Landlord all keys to doors in the Building. In the event of the loss of any key, it shall be the sole responsibility and expense of Tenant to have the locks to the Premises re-keyed or additional locks installed.

14. In the event Landlord provides a VIM Postal Unit, keys for such unit will be distributed at the time of occupancy. Landlord however, will not be responsible for: (a) the replacement of lost or damaged keys or issuance of extra keys; (b) incorrect distribution of mail; (c) delivery schedules of mail; or (d) mail delivery to door.

15. Tenant shall have cleaned, at its expense, not less than semiannually, the carpet that has been provided by the Landlord for Tenant's use.

16. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any lease of premises in the Building.

                                   EXHIBIT "D"

                             INSURANCE REQUIREMENTS


As referenced in Section 21 herein, an insurance certificate must be provided to Landlord within thirty (30) days of execution of this Lease showing those coverages specified. The following information must be incorporated on all certificates:


1)       Tenant's specific leased property address;

2)       Thirty (30) day cancellation notice to Landlord; and

3) Highwoods Realty Limited Partnership (Landlord) specifically named as CERTIFICATE HOLDER AND ADDITIONAL INSURED.

                                   EXHIBIT "E"


                           PARKING RULES & REGULATIONS


         Tenant shall be entitled to park on the parking areas located adjacent to the Building(s) within which the Premises are located.

         Parking as used herein means the use by Tenant's employees, its visitors, invitees and customers of those portions of the parking area designed by Landlord for the parking of motor vehicles in connection with use of and/or visits to the Premises. Tenant agrees and covenants to park all trucks, trailers or other commercial vehicles in the parking spaces at the rear of the Building(s) within which the Premises are located or where otherwise designated by Landlord. No vehicle, equipment or machinery may be repaired, serviced, cleaned, steam cleaned, lubricated, sandblasted, painted or otherwise maintained in any parking areas, roadways or service areas adjacent to or surrounding the Building(s) in which the Premises are located, or anywhere within the parking area. Any vehicle belonging to Tenant, or Tenant's employees, agents, subcontractors, contractors, licensees, invitees or visitors abandoned (72 hours without movement constitutes abandonment) or disabled or in a state of non-operation or disrepair shall not be permitted. Tenant hereby agrees to enforce said restriction with respect to Tenant's own vehicles and those of Tenant's employees, agents, visitors, contractors and subcontractors, licensees and invitees. Landlord accepts no responsibility for theft, collision, vandalism, fire, acts of God or any other casualty of vehicles or equipment parked or stored in the parking area or for removal required as set forth in this paragraph while the vehicle or equipment is under tow or otherwise stored.

                                    EXHIBIT F
                              FORM LETTER OF CREDIT


APPLICANT:        [NEED COMPLETE NAME AND ADDRESS]

BENEFICIARY:      [NEED COMPLETE NAME AND ADDRESS]

AMOUNT:  USD___________________

EXPIRY DATE AND PLACE FOR PRESENTATION OF DOCUMENTS: _________________________, _________________________________, _________________________________,
_________________________________

CREDIT IS AVAILABLE WITH ______________________ BANK AGAINST PAYMENT OF DRAFTS DRAWN AT SIGHT ON ___________________________ BANK, ___________________________,
______________________________________, _______________, CALIFORNIA.

DOCUMENTS REQUIRED:

1.  THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT AND AMENDMENT(S) IF ANY.

2. BENEFICIARY'S STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER CERTIFYING THAT [APPLICANT' NAME] IS IN DEFAULT OR THAT AN EVENT OF DEFAULT HAS OCCURRED UNDER ONE OR MORE OF THE TERMS OF THAT CERTAIN LEASE AGREEMENT DATED [GIVE DATE] THAT EXISTS BETWEEN [APPLICANT'S NAME] AND BENEFICIARY AND THAT ANY APPLICABLE CURE PERIOD HAS LAPSED WITHOUT REMEDY.

SPECIAL CONDITIONS:

ALL INFORMATION REQUIRED WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING.

ALL SIGNATURES MUST BE MANUALLY EXECUTED IN ORIGINALS.

PARTIAL DRAWINGS MAY BE MADE UNDER THIS LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS LETTER OF CREDIT.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR THREE HUNDRED SIXTY-FOUR (364) DAY PERIODS FROM THE PRESENT EXPIRATION DATE HEREOF, UNLESS THIRTY (30) DAYS PRIOR TO ANY SUCH DATE, WE SHALL NOTIFY YOU IN WRITING BY CERTIFIED MAIL OR COURIER SERVICE AT THE ABOVE LISTED ADDRESS THAT WE ELECT NOT TO CONSIDER THIS IRREVOCABLE LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD. UPON RECEIPT BY YOU OF SUCH NOTICE, YOU MAY DRAW HEREUNDER BY MEANS OF YOUR DRAFT(S) ON US AT SIGHT ACCOMPANIED BY YOUR ORIGINAL SIGNED STATEMENT WORDED AS FOLLOWS:
[BENEFICIARY] HAS RECEIVED NOTICE FROM ___________________ BANK THAT THE EXPIRATION DATE OF LETTER OF CREDIT NO. [INSERT L/C NO.] WILL NOT BE EXTENDED FOR AN ADDITIONAL PERIOD. AS OF THE DATE OF THIS DRAWING, [BENEFICIARY] HAS NOT RECEIVED A SUBSTITUTE LETTER OF CREDIT OR OTHER INSTRUMENT ACCEPTABLE TO [BENEFICIARY] AS SUBSTITUTE FOR ___________ BANK LETTER OF CREDIT NO. [INSERT L/C NO.]. THE PROCEEDS OF THIS DRAWING WILL BE APPLIED TO SATISFY ANY CLAIMS, INTEREST AND CHARGES OUTSTANDING RELATIVE TO THE OBLIGATIONS DUE FROM [APPLICANT].

NOTWITHSTANDING THE ABOVE, THE FINAL EXPIRATION DATE SHALL BE ________________. THIS LETTER OF CREDIT WILL BE AUTOMATICALLY REDUCED AS PER THE FOLLOWING SCHEDULE PROVIDING (A) A DRAWING OR DRAWINGS DID NOT TAKE PLACE IN ACCORDANCE WITH THE TERMS OF THE LETTER OF CREDIT (B) YOU HAVE NOT NOTIFIED US IN WRITING THAT A DEFAULT UNDER THE LEASE HAS OCCURRED AND IS CONTINUING AS OF THE DATE OF SUCH NOTICE AND (C) THE BALANCE OUTSTANDING IS AVAILABLE UNDER THIS LETTER OF CREDIT TO CAUSE SUCH REDUCTIONS TO OCCUR.

           DATE OF REDUCTION                  LC AMOUNT
           ------------------                 -------------
           ------------------                 -------------
           ------------------                 -------------
           ------------------                 -------------
           ------------------                 -------------
           ------------------                 -------------

THIS LETTER OF CREDIT IS TRANSFERABLE IN WHOLE ONLY TO A SUBSEQUENT OWNER OR LENDER OF THE PROJECT. YOU MAY TRANSFER THIS LETTER OF CREDIT TO YOUR TRANSFEREE OR SUCCESSOR UPON SATISFACTORY DELIVERY AND PRESENTATION TO THE ISSUING BANK OF
(1) THE ORIGINAL STANDBY L/C AND AMENDMENTS, IF ANY, FOR PROPER ENDORSEMENT (2) A REQUEST FOR TRANSFER ON THE ISSUER'S USUAL TRANSFER FORM (3) VERIFICATION OF SIGNATURE AND AUTHORITY ON SUCH TRANSFER FORM SIGNING FOR THE BENEFICIARY (4) PAYMENT OF A TRANSFER FEE AND (5) ANY OTHER REQUIREMENTS RELATIVE TO THE UCP 500 AND U.S. GOVERNMENT REGULATIONS. IN THE EVENT THIS LETTER OF CREDIT IS TRANSFERRED, THE TRANSFEREE SHALL BE THE BENEFICIARY HEREOF AND DRAFTS AND DOCUMENTS PURSUANT HERETO MUST BE PURPORTEDLY EXECUTED BY THE TRANSFEREE.

ALL DRAFTS AND DOCUMENTS REQUIRED UNDER THIS LETTER OF CREDIT MUST BE MARKED:
"DRAWN UNDER _____________________ BANK LETTER OF CREDIT NO. [INSERT L/C NO.]"

ALL DOCUMENTS ARE TO BE DISPATCHED IN ONE LOT BY COURIER SERVICE TO __________ BANK, _______________________________, _______________________________,
_______________________________

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT BE IN ANY WAY MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT THIS OFFICE ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS CREDIT IS SUBJECT TO THE `'UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS"(1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 500).

                                      -2-